UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

COMMSCOPE HOLDING COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 23, 2021

Dear CommScope Stockholders,

2020 was a tumultuous year for most of us: we suffered many things, achieved many things, and learned many things. One of the things that 2020 has brought home is that, in a time of physical distancing, connectivity in every other form has become essential. It will remain essential as populations grow and spread out and as connectivity becomes more critical to our livelihoods as well as our humanity. We are one of the leading providers of that connectivity. Indeed, we are built both to help others thrive in changing and difficult times, and to do so ourselves. We are providers of the technologies that enable and deliver the broadband connectivity that is essential to our digital society.

2020 also highlighted the importance of safety and risk management in a world that often prefers to focus only on hope and potential instead. That has been one of our defining strengths for some time: we are not a company that has to bet its future on one digital evolution or another—we are built to be directionally agnostic on some of the cross-currents within our industry as we can serve so many forms of communication and network operators and customers. In a sector like ours where sudden changes in technology can wipe out entire subsectors quickly, we believe this is a major competitive advantage and the epitome of real risk management.

2020 was also a year in which we took significant environmentally and socially positive steps, each of which also enhances our financial sustainability, including reductions in GHG, water usage, waste generation and non-recyclable plastics use. For our people, we implemented coronavirus (COVID-19) pandemic management procedures, enhanced our diversity, equity and inclusion programs, increased our employee feedback practices, maintained our strong employee training and development opportunities and continued our significant benefits programs for employees and their families.

2021 is a year of opportunity for us. The need for network infrastructure to support connectivity and mobility is only going to increase in a work-from-and-be-entertained-from-anywhere era. Our customers will need to spend significantly to finish the move to a wireless world, to cover “the last mile” in all its forms, and to balance the need for data privacy and security with convenience and the efficiency of the cloud and to harness high frequency 5G. We are positioned to help with all of these.

We ask for your support on the voting items described in this proxy statement so we can seize these opportunities and help make the world a better place in the process. Thank you for your investment in us; we work to deserve your capital and your trust every day.

Sincerely,

Charles L. Treadway

President and Chief Executive Officer

COMMSCOPE HOLDING COMPANY, INC.

1100 CommScope Place, SE

Hickory, North Carolina 28602

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement and accompanying proxy (Proxy Statement) are being furnished to the stockholders of CommScope Holding Company, Inc., a Delaware corporation (Company or CommScope), in connection with the solicitation of proxies by the Board of Directors of the Company (Board or Board of Directors) for use at the Annual Meeting of Stockholders, and at any adjournment or postponement thereof (Annual Meeting), for the purposes set forth in this Notice of 2021 Annual Meeting of Stockholders.

Time and Date: 1:00 p.m., Eastern Time, on Friday, May 7, 2021,

Access to the Virtual Meeting: The meeting will be hosted at https://web.lumiagm.com/285972254. The meeting will begin promptly at 1:00 p.m., Eastern Time, and online access will open 15 minutes prior to allow time to log-in. The log-in password is: commscope2021. You will also need your voter control number, which, if you are a stockholder of record, you can find on your original proxy card or Notice of Internet Availability of Proxy Materials.

If you hold your shares in “street name” through an intermediary, such as a bank or broker, you must register in advance in order to ask questions or vote your shares at the Annual Meeting. In order to register, you must first obtain proof of your proxy power (legal proxy) reflecting the number of shares of CommScope Holding Company, Inc. common stock you held as of the record date, along with your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC (AST): (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy,” must include your legal proxy, and be received by AST no later than 5:00 p.m., Eastern Time, on May 3, 2021. You will receive a confirmation email from AST of your registration, which will include your voter control number.

Who Can Vote: Only holders of our common stock, par value $0.01 per share (common stock), and shares of Series A Convertible Preferred Stock, liquidation preference $1,000 per share (Series A Convertible Preferred Stock) at the close of business on March 9, 2021 will be entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy Voting: Your Vote is Important. Please vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone, or, if you request printed copies of the proxy materials by mail, by signing, dating and returning the enclosed proxy card or voting instruction form will save the expenses and extra work of solicitation. If you request printed copies of the proxy materials by mail and you wish to vote by mail, we have enclosed an envelope, postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option. You may revoke your proxy at any time before it is voted by delivering to the Company a subsequently executed proxy or a written notice of revocation or by voting at the Annual Meeting by following the instructions above under “Access to Virtual Meeting.”

Items of Business:

The holders of shares of Series A Convertible Preferred Stock will be asked:

•	To elect one director designated by The Carlyle Group (Carlyle) for a term ending at the 2022 Annual Meeting of Stockholders or until his successor is elected and qualified to serve.

The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, will be asked:

•	To consider and vote upon an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the classified structure of the Board of Directors of CommScope;
•	To elect four directors to the Board of Directors of CommScope;
•	To approve, on a non-binding advisory basis, the compensation of our named executive officers (NEOs), as described in this Proxy Statement;
•	To approve additional shares under our 2019 Long Term Incentive Plan;
•	To approve the termination of executive performance options and grant of selective performance-based retention equity awards;
•	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021; and
•	To transact any other business that may properly come before the Annual Meeting.

Proxy Statement and Annual Report: A Notice of Internet Availability of Proxy Materials (Notice) or this Proxy Statement are first being mailed on or about March 24, 2021. Our 2020 Annual Report to Stockholders accompanies but is not part of these proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS,

Sincerely,

Frank B. Wyatt, II

Secretary

March 23, 2021

PROXY SUMMARY

We provide the below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and CommScope 2020 Annual Report before you vote.

The Annual Meeting

Date and Time:	Friday, May 7, 2021 1:00 p.m., Eastern Time
Virtual Meeting Site:	https://web.lumiagm.com/285972254
Log-In Password:	commscope2021
Record Date:	March 9, 2021
Attendance Information for Stockholders of Record:

If you were a holder of record of common stock of CommScope at the close of business on the Record Date (i.e. your shares are held in your own name in the records of CommScope’s transfer agent, American Stock Transfer & Trust Company, LLC (AST)), you can attend the meeting by visiting the Virtual Meeting Site and entering the Log-In Password provided above and the 11-digit control number previously provided to you in your proxy materials. If you are a stockholder of record and you have misplaced your 11-digit control number, please call AST at (800) 937-5449 or (718) 921-8124.

Attendance Information for “Beneficial” and “Street Name” Holders:	If you were a beneficial owner of common stock of CommScope at the close of business on the Record Date (i.e. you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), you must register in advance in order to ask questions or vote your shares at the meeting. To register, please obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares and then submit the legal proxy, along with your name and email address, to AST to receive an 11-digit control number that may be used to access the Virtual Meeting Site provided above. Any control number that was previously provided with your proxy materials (likely a 16-digit number) will not provide access to the Virtual Meeting Site. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by AST no later than 5:00 p.m., Eastern Time, on May 3, 2021. All such requests should be submitted (1) by email to proxy@astfinancial.com, (2) by facsimile to (718) 765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for stockholders of record to attend the meeting.

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Proposals Up for Vote

The following proposals will be voted on at the Annual Meeting of Stockholders.

		Board’s Recommendation		Page Reference (for more detail)
Item 1.	To approve a proposal to amend the Company’s amended and restated certificate of incorporation (our Certificate of Incorporation) to declassify the Company’s Board of Directors	✓	FOR	20
Item 2.	To elect one director designated by Carlyle for a term ending at the 2022 Annual Meeting of Stockholders or until his successor is elected and qualified to serve	✓	FOR the nominee	23
Item 3.	To elect four directors to the Board of Directors of CommScope	✓	FOR each nominee	23
Item 4.	To approve, on a non-binding advisory basis, the compensation of our NEOs, as described in this Proxy Statement	✓	FOR	49
Item 5.	To approve additional shares under our 2019 Long Term Incentive Plan	✓	FOR	86
Item 6.	To approve the termination of executive performance options and grant of selective performance-based retention equity awards	✓	FOR	95
Item 7.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021	✓	FOR	100

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 PROXY SUMMARY

How to Cast Your Vote

Your vote is important! Please cast your vote and play a part in the future of CommScope.

Stockholders of record, who hold shares registered in their names, can vote by:

Internet at	calling 1-800-PROXIES	mail
www.voteproxy.com	toll-free from the	return the signed
	United States or Canada	proxy card

The deadline for voting online or by telephone is 11:59 p.m., Eastern Time, on May 3, 2021. If you vote by mail, your proxy card must be received before the Annual Meeting.

Beneficial owners, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form or by following the instructions for voting via telephone or the Internet provided by their bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all your shares.

If you are a stockholder of record or a beneficial owner who has a legal proxy to vote the shares and has registered in advance with AST and received a control number to attend the virtual Annual Meeting, you may choose to vote at the virtual Annual Meeting. Even if you plan to attend our virtual Annual Meeting, please cast your vote as soon as possible.

See the “Questions and Answers About the Annual Meeting and Voting” section for more details.

Board Nominees (page 24)

CommScope’s Board of Directors currently has twelve members, eleven of whom are currently divided into three classes with staggered three-year terms and one of whom is a designee of Carlyle under the terms of the Investment Agreement with Carlyle dated November 8, 2018 (Investment Agreement) and serves a one-year term. There is also currently one vacancy, which is to be filled by Carlyle in accordance with the terms of the Investment Agreement. The following table provides summary information about each director including the nominees standing for re-election to the Board of Directors.

				Committees
	Age	Tenure	Independent	Audit	Compensation	Nominating and Corporate Governance	Other Public Company Boards
Carlyle Nominee
Patrick R. McCarter	46	2020	✓		✓	✓	1
Class II Nominees
Mary S. Chan	58	2020	✓		✓		2
Stephen C. Gray	62	2011	✓		C		0
L. William Krause	78	2011	✓		✓	✓	0
Class III Nominee

Derrick A. Roman	57	2021	✓	✓			0

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				Committees
	Age	Tenure	Independent	Audit	Compensation	Nominating and Corporate Governance	Other Public Company Boards
Continuing
Claudius E. Watts IV, Chairman	59	2011					0
Frank M. Drendel	76	2011					0
Joanne M. Maguire	67	2016	✓			C	2
Thomas J. Manning	65	2014	✓	✓			2
Charles L. Treadway	55	2020					0
Timothy T. Yates	73	2013	L	C			0
Non-Continuing
Austin A. Adams(1)	77	2014	✓	✓			0

L Lead Independent Director

C Chair

(1) Mr. Adams’ current term expires at the Annual Meeting and he will not be standing for re-election.

Stockholder Outreach Highlights (page 54)

The CommScope management team regularly meets with investors to discuss a variety of business, industry and competitive dynamics. During the course of these discussions, the Company gathers feedback on its executive compensation programs to ensure that interests are aligned with stockholders. In 2020, the Company conducted stockholder outreach that included members from various parts of the organization, including Investor Relations, the General Counsel’s office, Human Resources, and Sustainability. Our outreach in 2020 included 8 of our top 11 stockholders, representing over 60% of the outstanding common stock, and we had discussions with stockholders that collectively own about 53% of the outstanding common stock.

Our Response to COVID-19

From the onset of the COVID-19 pandemic, our Board and management team have maintained regular communications and our management team has communicated regularly with all employees to ensure both the Company and our employees navigated the pandemic successfully.

•

Protecting and Caring for our Employees is a Top Priority: CommScope was deemed an essential business in our employment jurisdictions around the world due to the importance of the critical infrastructure solutions we design and deliver. We’re grateful to our employees for their dedication and resilience during this challenging period. For our employees working on the front-line in our labs, factories and distribution centers, we implemented new and rigorous health and safety protocols at all of our facilities worldwide. We also have thousands of employees working remotely from home. The Company has provided an abundance of new tools, resources and benefits to our employees to help them successfully navigate our new world. They range from a new COVID-19 paid leave offering (up to 10 days, with supplemental paid leave available, as needed), robust wellness resources and new technologies and work approaches to regular communications from leaders and team members to ensure support was always available. We’re gratified by our most recent employee pulse survey results (October 2020) which magnify the high levels of engagement, trust and pride that is prevalent throughout CommScope.

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•

Supporting our Communities is part of our Mission: We recognized the importance of providing a variety of resources and approaches to support the many community needs resulting from the pandemic. From providing resources for pop-up Wi-Fi centers for emergency health care delivery and equipping school buses with outdoor Wi-Fi access points for distance learning, to donating wireless systems and face shields to hospitals around the globe, CommScope proudly lived its values. In addition, our employees were encouraged to use their new special paid leave offering to support community outreach efforts of their choosing. From producing face masks and face shields to working at local food banks and conducting outreach calls to our retirees, our employees rose to the occasion in support of their local communities. Lastly, our global hunger relief campaign resulted in significant funding for several organizations as a result of the donations provided by our employees and CommScope.

•

Helping our Customers and Partners is Why We’re Here: Throughout the COVID-19 pandemic, the strength and reliability of networks has been paramount. CommScope was built for times like these, always pushing the boundaries of technology to create the world’s most advanced networks. And never have those networks been so tested -- and so critical to global connectivity. We’re proud to have provided communications equipment and skills to support critical industries, offering our customers free training on network infrastructure, and extending contracts to ensure our customers had the support they needed during the pandemic, to name a few. We have many valued partners that we’re closely connected with to help support everyone’s success during this unprecedented time.

Financial Performance Highlights (page 53)

(1)	See reconciliation of Non-GAAP financial measures included in Appendix A.

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 PROXY SUMMARY

Executive Compensation Program Highlights (page 53)

Our executive compensation approach is straightforward and supports our pay-for-performance philosophy:

•	Significant portion of executive pay is at risk

•	Equity awards with multi-year vesting, allocated between performance and time-based awards

•	Regular stockholder engagement in connection with the annual say-on-pay vote

•	A compensation approach that does not create incentives for excessive risk taking

•	Policy prohibiting hedging and pledging of Company shares

•	“Clawback” policy to recover cash and equity award payments from executives in the event of a restatement of our financial statements

The principal objectives of our NEO pay include:

•	Competitive pay – allows us to attract top talent and to retain those employees by providing substantial pay for performance opportunity

•	Pay for performance – by rewarding outstanding results that will enhance near-term performance and drive long-term sustainable returns

•	Alignment with stockholders – through performance goals and by setting meaningful equity ownership guidelines

Elements of our Executive Compensation Program (page 54)

The following table summarizes the primary elements of our executive compensation program for 2020. Please see our Compensation Discussion and Analysis beginning on page 50.

Compensation Element	Purpose	2020 Pay Outcome
Base Salary	Recognize performance of job responsibilities as well as attract and retain individuals with superior talent.	NEO base salaries were not increased in 2020, other than for Mr. Kurk.
Annual Incentive Plan (AIP) Bonus Awards	Provide short-term incentives linked directly to achievement of financial objectives. • 60% Adjusted EBITDA • 30% Adjusted Free Cash Flow • 10% Corporate Revenue

We achieved above target performance for the Adjusted Free Cash Flow metric and above threshold performance for the Adjusted EBITDA metric, but did not achieve threshold performance for the Corporate Revenue metric for 2020, resulting in an 82.6% payout.

Equity Incentive Awards

Directly link senior management’s and stockholders’ interests by tying long-term incentive to stock price appreciation.

Awards granted to Mr. Treadway, Mr. Carlson and Mr. White included restricted stock units (RSUs) that

None of the average stock price hurdles for Mr. Treadway’s and Mr. Carlson’s PSUs were met in 2020.

For our NEOs who received EPOP options in 2019, the exercise price of the EPOP options was higher than

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 PROXY SUMMARY

Compensation Element	Purpose	2020 Pay Outcome

vest over three years, conditioned on continued service. Mr. White’s RSUs became fully vested upon his death in August 2020.

Mr. White also received performance share units (PSUs) with performance conditions based on cumulative consolidated revenue for 2021-2022. Mr. White’s PSUs were forfeited upon his death in August 2020.

Mr. Treadway and Mr. Carlson also received PSUs that may be earned upon the achievement of certain hurdles relating to our stock price (ranging from a low of $15 to a high of $40) and their continued service over a four-year period.

Other NEOs were not granted equity incentive awards in 2020. Stock options granted to these other NEOs in 2019 pursuant to our Executive Performance Option Program (EPOP) are intended to replace their equity awards for 2019, 2020 and 2021.

the stock price as of December 31, 2020, and we did not meet the Adjusted EBITDA threshold for 2019 or 2020. This resulted in no performance-vesting options earned in 2020.

•  50% of the stock options are time- based and vest in five equal installments beginning on the first anniversary of the grant date (time-vesting options)

•  50% of the stock options are performance-based and vest over five years based on pre-established annual Adjusted EBITDA goals set at the inception of the program in 2019, and include a cumulative vesting feature (performance-vesting options)

•  Potential vesting in connection with qualifying retirement

•  10-year term

If Proposal No. 6 is approved at the Annual Meeting, the performance-based EPOP options will be terminated and certain executives and senior officers will receive a grant of performance-based retention equity awards in 2021.

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Corporate Governance Highlights (page 20)

We are committed to strong corporate governance, which we believe is important to the success of our business. Our corporate governance practices are described in greater detail in the “Corporate Governance Matters and Committees of the Board of Directors” section. Highlights include:

•	Strong, independent Board with a Lead Independent Director

•	Risk oversight provided by both the appropriate committees and the full Board

•	Regular Board and committee self-evaluations

•	Majority voting in uncontested director elections

•	Company proposal to declassify our Board submitted for stockholder approval

Corporate Responsibility and Sustainability Highlights

At CommScope, we believe that corporate responsibility and sustainability means making decisions that have a positive long-term impact on our people, planet, and bottom line. Our company-wide sustainability mission is to enable faster, smarter, and more sustainable solutions while demonstrating the utmost respect for our human and natural resources. We are accomplishing this mission by utilizing innovative technology, intelligent engineering, and energy efficient design to build sustainable networks that make our customers more agile, while at the same time preserving the natural ecosystems in which we operate and from which we source our raw materials.

At CommScope, we understand how important it is to consider the larger impact of our actions beyond the balance sheet. The current COVID-19 pandemic has highlighted the correlation between good sustainability performance and business resilience while also stressing how fundamental connectivity is to global societies and economies. Through our products and services, CommScope’s relentless focus on creating the worlds most advanced networks has ensured the operation of emergency services, enabled families and friends to stay connected and supported workforces to continue working productively.

We believe that acting with integrity includes creating a culture that values the unique perspectives and contributions of all employees. Diversity, equity and inclusion have become essential and mainstream parts of CommScope’s business model and success. Through programs like our Diversity & Inclusion Business Network (DIBN) we seek to embrace and leverage our diverse employee base to create a more engaged workforce and ultimately deliver business success.

We are proud of CommScope’s significant standing in one of the world’s most vital and dynamic industries. We push ourselves and our thinking for the purpose of creating a better and sustainable tomorrow. For the sake of our current and future generations, we will continue to grow as a sustainable, environmentally conscious business that benefits the whole planet.

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 PROXY SUMMARY

Corporate Responsibility and Sustainability Management and Oversight Structure

As a global company, CommScope is exposed to risks at many levels. CommScope’s Board of Directors has ultimate responsibility for Environmental, Social, and Governance (ESG) policies and practices but has delegated specific oversight of these risk areas to various Board committees. For example, the Audit Committee has oversight of our ethics and compliance program, and the Nominating and Governance Committee has responsibility for our environmental and social responsibility program. CommScope’s Corporate Ethics and Compliance Officer provides regular updates to the Audit Committee and Board on the Company’s activities in these areas. In addition, management-led teams create, direct and implement our sustainability strategy and maintain a thorough system of checks and balances designed to minimize social, environmental, physical and ethical risks.

For additional information, see our Corporate Responsibility & Sustainability pages on the CommScope website:

https://www.commscope.com/About-Us/Corporate-Responsibility-and-Sustainability/ .

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 PROXY SUMMARY

              Corporate Responsibility and Sustainability Key Achievements

ENVIRONMENT	SOCIAL	ETHICS & GOVERNANCE

Priorities • Reduce the environmental impact of our operations and facilities. • Develop solutions that meet our customers current and future sustainability requirements.	Priorities • Leverage a collaborative, enabled and agile workforce to deliver business innovation. • Provide a safe work culture and environment for all employees.	Priorities • Improve our ESG transparency and reporting. • Strengthen our ethics & compliance program. • Source responsibly and minimize supply chain risks.

Achievements

•  Achieved 8.58% reduction in location-based Greenhouse Gas (GHG) emissions for compared to 2019.

•  Achieved 9.26% reduction in water withdrawal compared to 2019.

•  Diverted 85.3% of non-hazardous waste from landfill.

•  More than 96.7% of applicable Home Network business unit product shipments complied with the relevant US, Canadian or EU Set-top boxes (STB) or Small Network Equipment (SNE) energy efficiency voluntary agreement—exceeding the 90% target.

•  Aligned our objectives with the Society of Cable Telecommunication Engineers (SCTE) Energy 2020 goals in order to help our Access Network and Edge Facility products achieve greater energy reductions.

•  Continued to utilize life cycle thinking approach in our product development processes.

•  Continued to ensure our products meet global regulations including RoHS, WEEE and REACH regulations.

•  Completed a review of our operations to identify options that deliver significant reductions in our greenhouse gas (GHG) emissions, including, the use of renewable energy.

•  Continued focus on eliminating single-use plastics (SUP) in our Home Networks and Venue and Campus Networks businesses.

Achievements

•  Implemented procedures for managing the COVID-19 pandemic to protect the safety, health and welfare of our employees and to keep critical business operations functioning.

•  Achieved a global injury rate of 0.38, 68.3% below the United States Occupational Safety & Health Administration (OSHA) industry rate of 1.2.

•  Launched our new Diversity & Inclusion Business Network to foster a more diverse and inclusive workplace.

•  Conducted the Global Employee Pulse Survey, to better understand how employees feel about the Company, their work, and our progress.

•  Enrolled 763 employees, and graduated 144, from uLEAD, a multi-faceted, self-service learning program for employees interested in developing their business and leadership skills.

•  Continued our well-being program with GuidanceResources, the Company’s global wellness resource program available to all employees and their families worldwide.

•  Launched the Frank M. Drendel Community Service Excellence Awards to recognize and support the most significant community service efforts made by our employees.

•  Partnered with United Way to support local charitable causes using an employer match program in the United States and supported charitable organizations worldwide.

Achievements

•  Reported climate-related risks and opportunities using the CDP platform which is committed to aligning with the Task Force on Climate-Related Disclosures (TCFD) recommendations.

•  100% of non-production employees completed the annual Ethics and Compliance training.

•  Achieved zero “major nonconformances” in third-party certification audits.

•  Expanded the ISO14001:2015 (environmental management system) and ISO45001:2018 (health and safety management system) standards certification program scope which now covers 90% of our manufacturing facilities

•  Ensured our operations and supply chain align with global modern slavery and human rights standards.

•  Completed 20 CSR assessments in our manufacturing facilities, utilizing the Responsible Business Association tool (RBA ONLINE).

•  Conducted 263 sustainability assessments and audits in our supply chain. These include review of compliance and evaluation of established labor, ethics, environmental, health and safety practices and business continuity.

Recognition • Awarded a score of A- in the 2020 CDP Climate Change scorecard, which puts CommScope at a Leadership Level for the first time.

Recognition

•  Recognized by the Government of Goa, India for being a ‘Role Model in the field of Corporate Social Responsibility’

•  Winner of a Silver Stevie® Award in the Employer of the Year - Telecommunications category in the fifth annual Stevie Awards for Great Employers.

Recognition

•  Recognized in Newsweek’s 2020 list of America’s most Responsible Companies.

•  Achieved a “Low Risk” rating in Yahoo Finance’s sustainability scorecard.

•  Achieved a Gold level Corporate Social Responsibility (CSR) rating from EcoVadis, a global leader in monitoring, benchmarking and enabling sustainability in global supply chains.

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PROXY STATEMENT

Annual Meeting of Stockholders

May 7, 2021

This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of 2021 Annual Meeting of Stockholders. The Annual Meeting will be held on May 7, 2021 at 1:00 p.m., Eastern Time. Due to the public health impact of the COVID-19 pandemic, to support the health and well-being of our stockholders, and to provide expanded access to our Annual Meeting to stockholders who would not otherwise be able to attend, the 2021 Annual Meeting will be held solely on the Internet by virtual means. Information regarding how to access and vote at or participate in the virtual Annual Meeting is provided herein and in the accompanying Notice of 2021 Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials?

You are receiving this Proxy Statement because you owned shares of CommScope common stock or Series A Convertible Preferred Stock at the close of business on March 9, 2021 (Record Date), and that entitles you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting.

We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about March 24, 2021, we mailed a Notice to our stockholders. The Notice contains instructions about how to access our proxy materials and vote via the Internet or telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via e-mail unless you elect otherwise.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock and/or our Series A Convertible Preferred Stock outstanding at the close of business on the Record Date are entitled to vote their shares at the Annual Meeting. As of the Record Date, 203,397,720 shares of our common stock were issued and outstanding. Each share of our common stock is entitled to one vote on each matter properly brought before the Annual Meeting and on which holders of common stock are entitled to vote.

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Each record holder of Series A Convertible Preferred Stock will have a number of votes equal to the largest number of whole shares of common stock into which such shares are convertible on the Record Date on each matter that is properly brought before the Annual Meeting and on which holders of Series A Convertible Preferred Stock are entitled to vote together with common stock as a single class. In addition, each holder of record of Series A Convertible Preferred Stock will have one vote for each share of Series A Convertible Preferred Stock on each matter that is properly brought before the Annual Meeting and on which holders of Series A Convertible Preferred Stock are entitled to vote separately, as a class. As of the Record Date, there were 1,041,819 shares of Series A Convertible Preferred Stock outstanding, which were convertible into 37,884,327 shares of common stock.

The presence at the Annual Meeting in person or by proxy of the holders of record of a majority in voting power of the shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

What will I be voting on at the Annual Meeting and how does the Board recommend that I vote?

The holders of shares of Series A Convertible Preferred Stock are being asked to vote on:

•	Proposal No. 2—Election of one director designated by Carlyle to serve until the 2022 Annual Meeting of Stockholders or until his successor is elected and qualified to serve;

The holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, are being asked to consider and vote on the following items:

•	Proposal No. 1—To approve a proposal to amend the Company’s Certificate of Incorporation to declassify the Company’s Board of Directors;

•	Proposal No. 3—Election of four directors to serve on the Company’s Board of Directors;

•	Proposal No. 4—Advisory vote to approve the compensation of our NEOs as set forth in this Proxy Statement;

•	Proposal No. 5—Approval of additional shares under our 2019 Long Term Incentive Plan;

•	Proposal No. 6—Approval of the termination of executive performance options and grant of selective performance-based retention equity awards; and

•	Proposal No. 7—Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.

The Board recommends that you vote:

•	Proposal No. 1—FOR approval of a proposal to amend the Company’s Certificate of Incorporation to declassify the Company’s Board of Directors;

•	Proposal No. 2—FOR the election of the nominee designated by Carlyle to the Board;

•	Proposal No. 3—FOR the election of each of the four director nominees to the Board;

•	Proposal No. 4—FOR the advisory vote to approve the compensation of our NEOs as set forth in this Proxy Statement;

•	Proposal No. 5—FOR the approval of additional shares under our 2019 Long Term Incentive Plan;

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•	Proposal No. 6—FOR the approval of the termination of executive performance options and grant of selective performance-based retention equity awards; and

•	Proposal No. 7—FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.

Each of Alexander W. Pease and Frank B. Wyatt, II has been selected by our Board to serve as a proxy holder for the Annual Meeting. All shares of our common stock and Series A Convertible Preferred Stock represented by properly delivered proxies received in time for the Annual Meeting will be voted at the Annual Meeting by the proxy holders in the manner specified in the proxy by the stockholder. If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares in accordance with the recommendations of the Board.

Why are the common stockholders being asked to vote on the election of only four Directors?

Due to the classified structure of our Board, only one-third of our Board (excluding those directors designated by Carlyle pursuant to the Investment Agreement) is elected each year to serve for a three-year term. In addition, the Company’s Corporate Governance Guidelines provide that any director who is appointed to fill a vacancy on the Board between annual meetings stands for election at the following annual meeting, regardless of class into which such director was appointed. As a result, the holders of shares of common stock and shares of Series A Convertible Preferred Stock, voting together as a single class, are being asked to vote for the three Class II director nominees and one Class III director nominee that was appointed to the Board in 2021.

At this Annual Meeting, stockholders will be asked to vote on a proposal to eliminate the classified structure of our Board (Proposal No. 1, or the Declassification Proposal). If the Declassification Proposal is approved by stockholders at this Annual Meeting, then the Class II directors elected at this Annual Meeting will serve a one-year term ending at the 2022 annual meeting of stockholders and until their successors are duly elected and qualified. If the Declassification Proposal is not approved by stockholders at this Annual Meeting, then our Board will remain classified, and the Class II directors elected at this Annual Meeting will serve a three-year term ending at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified.

Are there any requirements on how the holders of the Series A Convertible Preferred Stock must vote?

Under the Investment Agreement, at the Annual meeting, Carlyle is required to vote its shares of Series A Convertible Preferred Stock in favor of each of the director nominees who are also being voted on by holders of common stock, in favor of the Say-On-Pay proposal, and for ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as described in these proxy materials. Carlyle is entitled to vote at its discretion on the other proposals described in this Proxy Statement.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, AST, you are considered, with respect to those shares, the “stockholder of record.” The Proxy Statement has been or will be sent directly to you. If you are a “stockholder of record,” you can find your voter control number on your original proxy card or Notice of Internet Availability of Proxy Materials. This voter control number will allow you to access, participate in, and vote at our virtual Annual Meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares held in street name. The Proxy Statement has been or will be sent to you by your broker, bank or other holder of record who is considered, with respect to those shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote the shares in your account. If you are a “beneficial owner” and you wish to participate in or vote at our virtual Annual Meeting, you will need to obtain a legal proxy from your broker, bank or other holder of record and register for the virtual Annual Meeting in advance with AST. For more information about the registration process, see “How do I vote?” below.

How do I vote?

Stockholder of Record. If you are a stockholder of record, you may vote by using any of the following methods:

•	Through the Internet. You may vote by proxy through the Internet by following the instructions in this Proxy Statement or the instructions on the proxy card.

•	By Telephone. You may vote by proxy by calling the toll-free telephone number shown on the proxy card and following the recorded instructions.

•	By Mail. You may vote by proxy by completing, signing and dating the proxy card and sending it back to the Company in the envelope provided.

•

Virtually at the Annual Meeting. The meeting will be hosted at https://web.lumiagm.com/285972254. The meeting will begin promptly at 1:00 p.m., Eastern Time, and online access will open 15 minutes prior to allow time to log-in. The log-in password is: commscope2021. You will also need your voter control number, which, if you are a stockholder of record, you can find on your original proxy card or Notice of Internet Availability of Proxy Materials. If you attend the virtual Annual Meeting, you may vote your shares virtually on the virtual meeting platform. However, we encourage you to vote in advance through the Internet, by telephone or by mailing us your proxy card even if you plan to attend the virtual Annual Meeting so that your shares will be voted in the event you later decide not to attend.

Beneficial Owners. If you are a beneficial owner of shares, you may vote by using any of the following methods:

•

Through the Internet. You may vote by proxy through the Internet by following the instructions provided in this Proxy Statement and the voting instruction form provided by your broker, bank or other holder of record.

•	By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form and following the recorded instructions.

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•	By Mail. You may vote by proxy by completing, signing and dating the voting instruction form and sending it back to the record holder in the envelope provided.

•

Virtually at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote at the virtual Annual Meeting, you must (i) obtain a legal proxy from your broker, bank or other holder of record and (ii) register in advance with AST and receive an 11-digit control number. Please contact your broker, bank or other holder of record for instructions regarding obtaining a legal proxy. Once obtained, you must submit your legal proxy, along with your name and e-mail address to AST and request registration. Requests for registration and submission of legal proxies should be labeled as “Legal Proxy” and must be received by AST no later than 5 p.m., Eastern Time, on May 3, 2021. All such requests should be submitted (1) by email to proxy@astfinancial.com, (2) by facsimile to (718) 765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Once you have obtained your 11-digit control number from AST, please follow the steps set forth above for stockholders of record to vote virtually at the Annual Meeting.

If you hold both common stock and Series A Convertible Preferred Stock, you will need to vote, or authorize a proxy to vote, each class of stock separately. Please be sure to vote or authorize a proxy to vote for each class of stock separately so that all your votes can be counted. For more information, see “What if I hold both common stock and Series A Convertible Preferred Stock” below.

What if I hold both common stock and Series A Convertible Preferred Stock?

Some of our stockholders may hold both common stock and Series A Convertible Preferred Stock. If you are a holder of both common stock and Series A Convertible Preferred Stock, you can expect to receive separate sets of printed proxy materials.

You will need to vote, or authorize a proxy to vote, each class of stock separately in accordance with the instructions set forth herein and on the applicable proxy cards or voting instruction forms. Voting, or authorizing a proxy to vote, only your common stock will not also cause your shares of Series A Convertible Preferred Stock to be voted, and vice versa.

If you hold both common stock and Series A Convertible Preferred Stock, please be sure to vote or authorize a proxy to vote for each class of stock separately so that all your votes can be counted.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?

If you received more than one Notice, proxy card or voting instruction form, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each Notice, proxy card and voting instruction form to ensure that all your shares are voted.

May I change my vote after I have submitted a proxy?

If you are a stockholder of record, you have the power to revoke your proxy at any time by:

•	delivering to our Corporate Secretary written revocation of your proxy;

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•	delivering a new proxy, through the Internet, by telephone or by mail, dated after the date of the proxy being revoked; or

•	attending the Annual Meeting and voting virtually at the Annual Meeting using the virtual meeting platform (attendance without casting a ballot will not, by itself, constitute revocation of a proxy).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record.

Who will serve as the proxy tabulator and inspector of election?

A representative from AST, will serve as the independent inspector of election and will tabulate votes cast by proxy or in person at the Annual Meeting. We will report the results in a Form 8-K filed with the Securities and Exchange Commission (Commission) within four business days of the Annual Meeting.

How will abstentions and “broker non-votes” be counted?

The shares of a stockholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting to determine whether a quorum is present. If you are a beneficial owner of shares and do not provide the record holder of your shares with specific voting instructions, your record holder may vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021 (Proposal No. 7). However, your record holder cannot vote your shares without specific instructions on the Declassification Proposal (Proposal No. 1), election of directors (Proposals No. 2 and No. 3), the advisory vote on the compensation of our NEOs (Proposal No. 4), the vote to approve additional shares under our 2019 Long Term Incentive Plan (Proposal No. 5), or the vote to approve the termination of executive performance options and grant of selective performance-based retention equity awards (Proposal No. 6). If your record holder does not receive instructions from you on how to vote your shares on Proposals 1, 2, 3, 4, 5 or 6, your record holder will inform the inspector of election that it does not have the authority to vote on that proposal with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be counted as present for purposes of determining whether a quorum is present, but they will not be counted in determining the outcome of the vote on Proposals 2, 3, 4, 5, or 6. Since the Declassification Proposal requires the affirmative vote of the holders of at least three-quarters of the voting power of all of our outstanding shares entitled to vote generally in the election of directors, voting together as a single class, broker non-votes will have the same effect as a vote “against” Proposal No. 1.

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What vote is required to approve each proposal?

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and broker non-votes.

Proposal	Vote Required	Impact of Abstentions and Broker Non-Votes, if any
No. 1—To approve a proposal to amend the Company’s Certificate of Incorporation to declassify the Company’s Board of Directors

Approval by the affirmative vote of the holders of at least three-quarters of the voting power of all of our outstanding shares entitled to vote generally in the election of directors, voting together as a single class.

Abstentions and broker non-votes will have the same effect as a vote “against” this proposal.
No. 2—Election of the director designated by Carlyle

The director designated by Carlyle will be elected by a majority of the votes cast by holders of our Series A Convertible Preferred Stock voting with respect to that director, meaning the number of shares voted “for” a director must exceed the number of votes cast “against” that director.

Abstentions and broker non-votes will not affect the outcome of the vote.
No. 3—Election of directors nominated by the Board

Each director will be elected by a majority of the votes cast by holders of our common stock and Series A Convertible Preferred Stock voting together as a single class with respect to that director, meaning the number of shares voted “for” a director must exceed the number of votes cast “against” that director.

Abstentions and broker non-votes will not affect the outcome of the vote.
No. 4—Advisory vote to approve compensation of our NEOs, as described in this Proxy Statement	Approval by a majority of the voting power of the shares entitled to vote and represented in person or by proxy.	Abstentions will count as votes against the proposal; broker non-votes will not affect the outcome of the vote.
No. 5—Vote to approve additional shares under our 2019 Long Term Incentive Plan	Approval by a majority of the voting power of the shares entitled to vote and represented in person or by proxy.	Abstentions will have the same effect as votes against the proposal; broker non-votes will not affect the outcome of the vote.

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Proposal	Vote Required	Impact of Abstentions and Broker Non-Votes, if any
No. 6—Vote to the termination of executive performance options and grant of selective performance-based retention equity awards	Approval by a majority of the voting power of the shares entitled to vote and represented in person or by proxy.	Abstentions will have the same effect as votes against the proposal; broker non-votes will not affect the outcome of the vote.
No. 7—Ratification of appointment of independent registered public accounting firm	Approval by a majority of the voting power of the shares entitled to vote and represented in person or by proxy.	Abstentions will have the same effect as votes against the proposal.

Who is paying for the cost of this proxy solicitation?

Our Board is soliciting the proxy accompanying this Proxy Statement. We will pay all proxy solicitation costs. Proxies may be solicited by our officers, directors and employees, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email or the Internet. We will pay brokers, banks and certain other holders of record holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, for the expense of forwarding solicitation materials to the beneficial owners. The Company has retained Morrow Sodali LLC, 470 West Avenue, Stamford, Connecticut 06902, to assist in the solicitation of proxies from stockholders. Morrow Sodali LLC will receive a solicitation fee of approximately $10,000, plus reimbursement of certain out-of-pocket expenses.

What do I need to do to attend the meeting?

Due to the public health impact of the COVID-19 pandemic, to support the health and well-being of our stockholders, and to provide expanded access to the Annual Meeting for stockholders who would not otherwise be able to attend, the Annual Meeting will be held solely on the internet by virtual means. Stockholders will not be able to attend the Annual Meeting in person.

In order to participate in and vote at the virtual Annual Meeting, stockholders of record as of the Record Date can visit the Virtual Meeting Site (https://web.lumiagm.com/285972254) and enter the Log-In Password (commscope2021) and the 11-digit control number previously provided to stockholders of record on the original proxy card or Notice of Internet Availability of Proxy Materials. Stockholders of record that have misplaced their 11-digit control number should call AST at (800) 937-5449 or (718) 921-8124 in advance on the Annual Meeting to obtain their control number.

Beneficial owners, who own shares beneficially through a broker, bank or other nominee, must provide a legal proxy from such broker, bank or other nominee during registration and will be assigned a control number in order to vote their shares virtually and ask questions at the Annual Meeting. Beneficial owners who are unable to obtain a legal proxy to vote their shares will still be able to attend and listen to the virtual Annual Meeting live via the Virtual Meeting Site (https://web.lumiagm.com/285972254) as a guest, but will not be able to vote their shares or ask any questions. Instructions on how to connect and attend as a guest, as well as how to demonstrate proof of share ownership and participate live via the Internet, may be requested by e-mailing proxy@astfinancial.com.

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Will I be able to ask questions at the Annual Meeting?

Yes. We expect that our directors and executive officers, as well as representatives of our independent registered public accounting firm, will attend the virtual Annual Meeting and be available to answer questions. We will provide our stockholders who register in advance in accordance with the instructions provided herein (see “What do I need to do to attend the meeting?” above) the opportunity to ask questions and make statements about a proposal during the formal business of the meeting. Questions and comments of a general nature will be held until after the conclusion of the formal business of the Annual Meeting. Instructions for submitting questions and making statements will be posted on the virtual meeting website. This question and answer session will be conducted in accordance with certain Rules of Conduct. These Rules of Conduct will be posted on the virtual meeting website, and may include certain procedural requirements, such as limiting repetitive or follow-up questions, so that more stockholders will have an opportunity to ask questions.

Is there a list of stockholders entitled to vote at the Annual Meeting?

A list of stockholders entitled to vote at the Annual Meeting will be available to any stockholder attending the meeting and for ten days prior to the meeting, between the hours of 8:00 a.m. and 4:00 p.m. Eastern Time, at our offices at 1100 CommScope Place, SE, Hickory, North Carolina 28602. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

To reduce costs and reduce the environmental impact of our Annual Meeting, we have adopted a procedure approved by the Commission called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only a single copy of our Proxy Statement and 2020 Annual Report, unless we have received contrary instructions from such stockholder. Stockholders who participate in householding will continue to receive separate proxy cards and Notices.

We will promptly deliver, upon written or oral request, individual copies of the proxy materials to any stockholder that received a household mailing. If you are a stockholder of record and would like an additional copy of the Proxy Statement or 2020 Annual Report, please contact our Corporate Secretary by mail at 1100 CommScope Place, SE, Hickory, North Carolina 28602 or by phone at (828) 324-2200. If you are a beneficial owner, you may contact the broker or bank where you hold the account.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our Proxy Statement and Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail at 1100 CommScope Place, SE, Hickory, North Carolina 28602 or by phone at (828) 324-2200.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, our Board is not aware of any matters, other than those described in this Proxy Statement, which are to be voted on at the Annual Meeting. If any other matters are properly raised at the Annual Meeting, however, the persons named as proxy holders intend to vote the shares represented by your proxy in accordance with their judgment on such matters.

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CORPORATE GOVERNANCE MATTERS

PROPOSAL No. 1:

AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFICATION OF THE BOARD OF DIRECTORS

Background of Proposal

Our Board has declared advisable and approved, and recommends that our stockholders adopt, amendments to our Certificate of Incorporation (the Declassification Amendments), to declassify our Board and to make certain other related changes.

This proposal is being submitted as a result of the Board’s ongoing review of corporate governance matters and in recognition that in more recent years, stockholders of public companies are increasingly supportive of shifting from classified boards to the annual election of directors. While the Board continues to believe that a classified Board promotes the creation of long-term sustainable value for the Company’s stockholders, the Board has also been actively engaging with the Company’s stockholders and has received feedback from several stockholders that shifting to a declassified Board may be desirable because, in these stockholders’ view, declassifying the Board would increase director accountability to our stockholders by requiring all directors to be elected or re-elected by stockholders on an annual basis.

Therefore, following careful consideration, the Board has determined that the Declassification Amendments are advisable and in the best interests of the Company and its stockholders. By submitting this proposal to the Company’s stockholders, the Board is demonstrating that it is responsive and accountable to stockholders and committed to strong corporate governance.

Description of the Proposal

Pursuant to Article Seventh of our Certificate of Incorporation, our Board is divided into three classes, denominated Class I, Class II and Class III. Members of each class hold office for staggered three-year terms and until their respective successors are duly elected and qualified, and only one class is up for election at each annual meeting. The directors who are classified as Class II Directors have terms expiring at this Annual Meeting; the directors classified as Class III Directors have terms expiring at the 2022 annual meeting of stockholders; and the directors classified as Class I Directors have terms expiring at the 2023 annual meeting of stockholders. Additionally, pursuant to our Corporate Governance Guidelines, directors who are appointed by the Board between annual meetings will stand for election at the next annual meeting after they were appointed, regardless of the class into which they were appointed.

If this proposal is approved by our stockholders, Article Seventh of our Certificate of Incorporation would be amended to provide for the phased elimination of the classified structure of the Board over three annual meetings. As discussed in connection with Proposal 3, if the Declassification Amendments are approved by our stockholders, the directors who are elected at this Annual Meeting will be elected to one-year terms. However, the Declassification Amendments would not

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change the terms of the directors whose terms do not expire at the 2021 Annual Meeting. If this proposal is approved by our stockholders by the requisite vote at the Annual Meeting, then the amendment will become effective upon the filing of a certificate of amendment setting forth the Declassification Amendments (the Certificate of Amendment) with the office of the Secretary of State of the State of Delaware. If this proposal is approved by our stockholders, we intend to file the Certificate of Amendment during the Annual Meeting, immediately after the requisite vote for this Proposal 1 is obtained and prior to the vote on the election of directors.

As mentioned above, if the Declassification Amendments are adopted by the Company’s stockholders, the Company’s classified Board structure will be phased out over three annual meetings of stockholders commencing with this 2021 Annual Meeting, such that:

•	at the 2021 Annual Meeting, each of the director nominees elected by our stockholders will be elected to hold office for a term of one year, and until their successors are duly elected and qualified;

•

at the 2022 annual meeting of stockholders, each of the Class II and Class III director nominees elected by our stockholders will be elected to hold office for a term of one year, and until their successors are duly elected and qualified; and

•

at the 2023 annual meeting of stockholders, the terms of each of the Class I, Class II and Class III directors will expire, the Board will no longer be divided into classes, and all director nominees elected by our stockholders will be elected to hold office for a term of one year, and until their successors are duly elected and qualified.

Thus, if the Declassification Amendments are adopted by our stockholders, the declassification of our Board would be phased in, and the Board will be fully declassified (and all Board members will stand for election annually) commencing with the 2023 annual meeting of stockholders.

The Declassification Amendments include the items described above, as well as the following additional, related amendments to our Certificate of Incorporation:

•

Amend Article Seventh, Section 4 of our Certificate of Incorporation to provide that any director chosen by the Board to fill newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal from office or other cause will hold office for a term expiring at the next succeeding annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified.

•

Amend Article Seventh, Section 3 of our Certificate of Incorporation to provide that, from and after the 2023 annual meeting of stockholders, stockholders holding a majority of the votes entitled to be cast at an election of directors may remove directors either with or without cause, as required by the Delaware General Corporation Law for declassified boards. Currently, stockholders may remove directors only for cause (which is the default provision under the DGCL for removal of directors on classified boards) and only upon the affirmative vote of the holders of at least three-quarters of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally for the election of Directors, voting together as a single class.

Appendix B to this proxy statement shows all of the proposed changes to our Certificate of Incorporation to be included in the Certificate of Amendment.

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 CORPORATE GOVERNANCE

Conforming Bylaw Amendments

The Board has conditionally approved amendments to our Bylaws to conform our Bylaws to the changes contained in the Declassification Amendments (the Bylaw Amendments) if the Declassification Amendments are adopted by our stockholders. The Board is not seeking stockholder approval of the amendments to our Bylaws, but the effectiveness of the Bylaw Amendments is contingent upon, and will be simultaneous with, the filing and effectiveness of the Certificate of Amendment.

Impact of the Outcome of the Stockholder Vote on this Declassification Proposal

If this proposal is approved by our stockholders:

•

The Company will file the Certificate of Amendment, reflecting the Declassification Amendments, with the Secretary of State of the State of Delaware immediately after the requisite vote for this Proposal 1 is obtained.

•

The Fifth Amended and Restated Bylaws, reflecting the Bylaws Amendments, will become effective upon the filing and effectiveness of the Certificate of Amendment setting forth the Declassification Amendments.

•	The directors elected at this 2021 Annual Meeting will serve a one-year term ending at the 2022 annual meeting of stockholders.

If this proposal is not approved, and the Declassification Amendments are not adopted by our stockholders, our Board will remain classified, the Certificate of Amendment will not be filed, each of the Class II directors elected at this 2021 Annual Meeting will be elected to serve a three-year term ending at the 2024 annual meeting of stockholders, and none of the other changes described above will be made to our Certificate of Incorporation or Bylaws.

Required Vote

The affirmative vote of the holders of at least three-quarters (3/4) of the voting power of all of our outstanding shares entitled to vote generally in the election of directors, voting together as a single class, is required for approval of Proposal 1. Abstentions and broker non-votes, if any, have the same effect as votes against this proposal.

The Board of Directors of the Company recommends a vote “FOR” Proposal No. 1 to amend our Certificate of Incorporation to eliminate the classification of the Board. Proxies will be voted “FOR” Proposal No. 1, unless otherwise specified in the proxy.

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PROPOSALS No. 2 & No. 3:

ELECTION OF DIRECTORS

Our Company is governed by a Board of Directors. Pursuant to our certificate of incorporation, the precise number of directors shall be fixed, and may be altered from time to time, exclusively by a Board resolution adopted by the affirmative vote of a majority of the total number of directors then in office. The number of directors constituting our whole Board is currently fixed at thirteen, however based on the recommendation of the Nominating and Corporate Governance Committee, the Board has approved a decrease in the size of the Board from thirteen directors to twelve, effective as of the date of the Annual Meeting. Carlyle has the right to designate two directors pursuant to the Investment Agreement (although there is currently one vacancy on the Board which Carlyle has the right to fill), and our remaining directors are divided into three classes with staggered three-year terms so that the term of one class expires at each annual meeting of stockholders. In addition, the Company’s Corporate Governance Guidelines provide that any director who is appointed to fill a vacancy on the Board between annual meetings stands for election at the following annual meeting, regardless of class into which such director was appointed. The director nominee designated by Carlyle will be proposed for election by the holders of Series A Convertible Preferred Stock, and the three Class II director nominees and one Class III director nominee (who was appointed by the Board in 2021) will be proposed for election by the holders of common stock and Series A Convertible Preferred Stock, voting together as a single class, at the Annual Meeting on May 7, 2021.

It is intended that the persons named in the accompanying proxy will vote to elect the nominees listed below unless otherwise instructed. The directors designated by Carlyle will serve until the next annual meeting of stockholders in 2022, the Class II elected directors will serve until the annual meeting of stockholders in 2024 (unless Proposal No. 1 is approved by the stockholders, in which case the Class II directors will be elected to serve a one year term that will expire at our 2022 annual meeting of stockholders), and the Class III elected director will serve until the annual meeting of stockholders in 2022, and in each case, until their successors are elected and qualified to serve or until an earlier death, resignation or retirement.

All of the nominees are presently serving as directors of the Company. The nominees have agreed to be named in this Proxy Statement, stand for re-election and serve if elected. If for any reason any nominee designated by Carlyle shall not be available for election as a director at the Annual Meeting, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee designated by Carlyle. If for any reason any Class II or Class III nominee shall not be available for election as a director at the Annual Meeting, it is intended that shares represented by the accompanying proxy will be voted for the election of a substitute nominee designated by our Board, or the Board may determine to leave the vacancy temporarily unfilled or may, by resolution, reduce the size of the Board.

The professional experience and skills and qualifications highlighted in the nominee and continuing directors’ biographies below summarize the experience, qualifications, areas of expertise or skills that the Board of Directors used to determine that the person should serve as a director.

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 CORPORATE GOVERNANCE

PROPOSAL No. 2: Nominee for Election as Director to Be Elected by Holders of Series A Convertible Preferred Stock

Patrick R. McCarter Age: 46 Director Since: 2020 Committees: - Compensation - Nominating and Corporate Governance

Professional Experience

•  Head of Global Technology, Media and Telecommunications Sector at The Carlyle Group LP (2017-present)

•  Partner at The Carlyle Group LP (2017-present)

•  Member of Northwestern’s McCormick School of Engineering Advisory Council (2018-present)

•  Various other positions including Managing Director and Principal at The Carlyle Group LP (2005-2016)

•  Associate at The Carlyle Group LP (2001-2003)

•  Investment Banking Analyst in the Financial Institutions group of Morgan Stanley (1998-2001)

Other Current Public Company Directorships

•  ZoomInfo Technologies Inc. (NASDAQ: ZI) (2018-present)

Other Directorships

•  HireVue, Inc. (2019-present)

•  Ampere Computing LLC (2017-present)

•  Veritas Technologies LLC (2016-present)

Skills and Qualifications:

	• Directorship	• Industry Experience
	• Finance / Accounting	• Leadership / Management
	• Governance	• Mergers & Acquisitions and Integration Experience

The Board of Directors of the Company recommends that holders of Series A Convertible Preferred Stock vote “FOR” the foregoing nominee for election as a director. Proxies will be voted “FOR” the nominee, unless otherwise specified in the proxy.

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PROPOSAL No. 3: Three Nominees for Election as Class II Directors and One Nominee for Election as a Class III Director, Each to Be Elected by Holders of Common Stock and Series A Convertible Preferred Stock, Voting Together as a Single Class

Nominees for Election as Class II Directors

Mary S. Chan Age: 58 Director Since: 2020 Committees: - Compensation

Professional Experience

•  Managing Partner at VectoIQ, LLC (2016-present)

•  President and COO at VectoIQ Acquisition Corp. II (2020-present)

•  President of Global Connected Consumer & OnStar Service at General Motors (2012-2015)

Other Current Public Company Directorships

•  Magna International Inc. (NYSE: MGA) (2017-present)

•  SBA Communications (NASDAQ: SBAC) (2015-present) (Compensation Committee)

Other Directorships

•  Dialog Semiconductor Plc (OTCMKTS: DLGNF) (2016-present) (Chair of Compensation Committee)

•  Service King (2017-present)

•  Microelectronics Technologies, Inc. (TPE: 2314) (2012-2020)

•  WiTricity (2016-2020)

Skills and Qualifications:

	• Directorship	• Information Technology
	• Finance / Accounting	• Leadership / Management
• Industry Experience

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 CORPORATE GOVERNANCE

Stephen (Steve) C. Gray Age: 62 Director Since: 2011 Committees: - Compensation (Chair)

Professional Experience

•  Founder and Chairman of Gray Venture Partners, LLC, a private investment Company (2009-present)

•  Senior Advisor to The Carlyle Group LP (2018-present) and (2007-2015)

•  President and CEO of Syniverse Holdings, Inc. (2014-2018)

•  President of McLeodUSA Incorporated (1992-2004)

•  VP of Business Services at MCI Inc. (1990-1992)

•  SVP of National Accounts and Carrier Services for TelecomUSA (1988-1990)

•  Various sales management positions with WilTel Network Services and the Clayton W. Williams Companies, including ClayDesta Communications Inc. (1986-1988)

Other Current Public Company Directorships

•  None

Other Directorships

•  INAP Holdings, LLC (2020-present) (Compensation Committee)

•  ImOn Communications, LLC (Current Vice Chairman, former Chairman) (2007-present)

•  Involta, LLC (Chairman) (2010-present)

•  HH Ventures, LLC (d/b/a ReadyMobile LLC) (Chairman) (2009-2020)

•  SecurityCoverage, Inc. (Chairman) (2005-2019)

•  Syniverse Holdings, Inc. (2011-2019)

•  Insight Communications, Inc. (2005-2012)

Skills and Qualifications:

	• Directorship	• Leadership / Management
	• Finance / Accounting	• Strategic Planning
	• Industry Experience	• Mergers & Acquisitions and Integration Experience

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L. William (Bill) Krause Age: 78 Director Since: 2011 Committees: - Compensation - Nominating and Corporate Governance

Professional Experience

•  President of LWK Ventures, a private advisory and investment firm (1991-present)

•  Senior Advisor to The Carlyle Group LP (2010-present)

•  Board Partner at Andreesen Horowitz (2014-present)

•  CEO (1981-1990) and Chairman (1987-1993) of 3Com Corporation, a global data networking Company

Other Current Public Company Directorships

•  None

Other Directorships

•  Veritas Holding, Ltd (2016-present)

•  Coherent, Inc., (NASDAQ: COHR) (2009-2019)

•  Brocade Communication Systems, Inc. (NASDAQ: BRCD) (now Broadcom Inc.) (2004-2017)

•  Core-Mark Holding Company, Inc. (NASDAQ: CORE) (2005-2014)

•  3Com Corporation (1981-1993) (Chairman)

Skills and Qualifications:

	• Directorship	• Leadership / Management
	• Industry Experience	• Strategic Planning
	• Information Technology	• Mergers & Acquisitions and Integration Experience

Nominee for Election as a Class III Director

Derrick A. Roman Age: 57 Director Since: 2021 Committees: - Audit

Professional Experience

•  Audit, consulting and senior client relationship partner at PricewaterhouseCoopers LLP (1997-2020)

•  Diversity and inclusion and corporate responsibility leader at PricewaterhouseCoopers LLP

•  Certified Public Accountant

Other Current Public Company Directorships

•  None

Other Directorships

•  National Constitution Center Board of Trustees (2000-Present)

Skills and Qualifications:

	• Audit Committee Financial Expert	• Leadership / Management
	• Finance / Accounting	• Governance
	• Industry Experience	• Risk Management and Internal Controls

The Board of Directors of the Company recommends a vote “FOR” each of the foregoing nominees for election as directors. Proxies will be voted “FOR” each nominee, unless otherwise specified in the proxy.

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 CORPORATE GOVERNANCE

Directors Continuing in Office

Continuing Class III Directors with Terms Expiring at the 2022 Annual Meeting of Stockholders

Charles L. Treadway Age: 55 Director Since: 2020 Committees: - None

Professional Experience

•  President and CEO of CommScope (2020-present)

•  Operating Executive with The Carlyle Group LP (July 2020-September 2020)

•  CEO of Accudyne Industries (2016-2020)

•  CEO of Thomas & Betts Corporation, a global business unit of ABB Group (2012-2016)

•  President and COO, Thomas & Betts Corporation (2011-2012)

•  President of Electrical Division, Thomas & Betts Corporation (2009-2011)

Other Current Public Company Directorships

•  None

Other Directorships

•  None

Skills and Qualifications:

	• Industry Experience	• Strategic Planning
	• Leadership / Management	• Mergers & Acquisitions and Integration Experience

Claudius (Bud) E. Watts IV Age: 59 Director Since: 2011 Chairman of the Board Since: 2020 Committees: - None

Professional Experience

•  Private investor and Founding Partner of Meeting Street Capital, LLC (2018-present)

•  Senior Advisor to The Carlyle Group LP (2018-present)

•  Partner with The Carlyle Group LP (2000-2017)

•  Founded and led The Carlyle Group LP’s Technology Buyout business (2004-2014)

•  Managing Director in the M&A group of First Union Securities, Inc. (1998-2000)

•  Principal at Bowles Hollowell Conner & Co. (1994-1998)

•  Fighter Pilot, United States Air Force (1984-1992)

Other Current Public Company Directorships

•  None

Other Directorships

•  Carolina Financial Corporation – Chairman (NASDAQ: CARO) (2015-2020)

•  Former director on boards of numerous other public and private companies, including service as Chairman and Lead Independent Director

Skills and Qualifications:

	• Directorship	• Industry Experience
	• Finance / Accounting	• Leadership / Management
	• Governance	• Mergers & Acquisitions and Integration Experience

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Timothy T. Yates Age: 73 Director Since: 2013 Lead Independent Director Since: 2020 Committees: - Audit (Chair)

Professional Experience

•  Various senior leadership roles including EVP, CFO and CEO at Monster Worldwide, Inc. (2007–2016)

•  Led integration of Symbol into Motorola, Inc.’s Enterprise Mobility business (2007)

•  Various positions including independent consultant and SVP, CFO at Symbol Technologies, Inc. (2005–2007)

•  Co-Founder, Partner and CFO of Saguenay Capital, a boutique investment firm (2002–2005)

•  Partner at Cove Harbor Partners, a private investment and consulting firm, which he founded (1996–2002)

•  Various senior leadership roles at Bankers Trust New York Corporation, including serving as Chief Financial and Administrative Officer (1971–1995)

Other Current Public Company Directorships

•  None

Other Directorships

•  Monster Worldwide, Inc. (NASDAQ: MWW) (2007-2016)

•  Symbol Technologies, Inc. (2006-2007)

Skills and Qualifications:

	• Audit Committee Financial Expert	• Leadership / Management
	• Directorship	• Strategic Planning
• Finance / Accounting

Continuing Class I Directors with Terms Expiring at the 2023 Annual Meeting of Stockholders

Frank M. Drendel Age: 76 Director Since: 2011 Chairman Emeritus: 2020 Committees: - None

Professional Experience

•  Chairman of the Board of CommScope (2011–2020)

•  Founder, CEO and Chairman of the Board of CommScope (1976–2011)

•  Cable Television Hall of Fame Inductee (2002)

Other Current Public Company Directorships

•  None

Other Directorships

•  National Cable & Telecommunications Association (1982-present)

•  Tyco International, Ltd. (NYSE: TYC) (acquired by Johnson Controls International) (2012-2016)

•  Sprint Nextel Corporation (2005-2008)

•  Nextel Communications (1997-2005)

•  General Instrument Corporation (1987-2000)

Skills and Qualifications:

	• Directorship	• Leadership / Management
	• Extensive Experience with Our Business	• Mergers & Acquisitions and Integration Experience
• Industry Experience

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 CORPORATE GOVERNANCE

Joanne M. Maguire Age: 67 Director Since: 2016 Committees: - Nominating and Corporate Governance (Chair)

Professional Experience

•  EVP of Lockheed Martin Corporation, a provider of advanced-technology systems for national security, civil and commercial customers (2006-2013)

•  Various leadership positions at Lockheed Martin (2003-2006)

•  Progressively responsible positions at TRW’s Space & Electronics sector (now part of Northrop Grumman) from engineering analyst to VP and Deputy to the sector’s CEO, serving in leadership roles over programs as well as engineering, advanced technology, manufacturing and business development

Other Current Public Company Directorships

•  Visteon Corporation (NASDAQ: VC) (2015-present)

•  Tetra Tech, Inc. (NASDAQ: TTEK) (2016-present)

Other Directorships

•  Charles Stark Draper Laboratory (2013-present)

•  Freescale Semiconductor, Ltd. (2013-2015)

Skills and Qualifications:

	• Directorship	• Leadership / Management
	• Governance	• Risk Management
	• Industry Experience	• Strategic Planning

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Thomas J. Manning Age: 65 Director Since: 2014 Committees: - Audit

Professional Experience

•  Executive Chairman of Cresco Labs

•  Senior Fellow in the Advanced Leadership Initiative at Harvard University (2019-2021)

•  Executive-in-Residence at the Booth School of Business (2018-present)

•  Lecturer in Law at the University of Chicago Law School teaching courses on corporate governance, private equity and United States-China relations, and innovative solutions (2012-2018)

•  2019 Fellow in the Advanced Leadership Initiative at Harvard University and Senior Fellow for 2020

•  CEO of Dun & Bradstreet (Aug 2018-Feb 2019)

•  Chairman & Interim CEO of Dun & Bradstreet (Feb 2018-Aug 2018)

•  CEO of Cerberus Asia Operations & Advisory Limited, a subsidiary of Cerberus Capital Management, a global private equity firm (2010-2012)

•  CEO of Indachin Limited, an incubator which developed early-stage information-based companies in China and India (2005-2009)

•  Senior partner with Bain & Company and head of Bain’s information technology strategy practice in the Silicon Valley and Asia (2003-2005)

•  Global Managing Director of the Strategy & Technology Business of Capgemini and CEO of Capgemini Asia Pacific and CEO of Ernst & Young Consulting Asia Pacific, led the development of consulting and IT service and outsourcing businesses across Asia (1996-2003)

•  Various positions in McKinsey & Company, Buddy Systems, Inc., a telemedicine company he founded, and CSC Index in early career

Other Current Public Company Directorships

•  Chindata Group Holdings Limited (NASDAQ: CD) (2020-present) (Chair of the Audit Committee)

•  Cresco Labs Inc. (Chairman – 2016-2020, Executive Chairman of the Board – 2020-present)

Other Directorships

•  Clear Media Limited (Chairman of the Remuneration Committee) (2016-2020)

•  Dun & Bradstreet (NYSE: DNB) (2013-2019) (Lead Director and Chair of the Nominating and Corporate Governance Committee)

•  iSoftStone Holdings Limited (2010-2014)

•  AsiaInfo-Linkage, Inc. (2006-2014)

•  GOME Electrical Appliances Company (2007-2012)

•  Bank of Communications Co., Ltd. (2004-2010)

•  China Board of Directors Ltd. (2005-2009) (Chairman)

•  Bain & Company’s China Board (2003-2005)

Skills and Qualifications:

	• Audit Committee Financial Expert	• Information Technology
	• Directorship	• Leadership / Management
	• Finance / Accounting	• Regulatory Matters
	• Governance	• Strategic Planning

2021 Proxy Statement	31

 CORPORATE GOVERNANCE

POLICIES ON CORPORATE GOVERNANCE

Our Board believes that good corporate governance is important to ensure our business is managed for the long-term benefit of our stockholders. We have adopted a Code of Conduct that applies to all our directors, executive officers and senior financial and accounting officers, as well as a Code of Ethics and Business Conduct that applies to all of our employees. We have also adopted Corporate Governance Guidelines. Current versions of the Code of Conduct, the Code of Ethics and Business Conduct and the Corporate Governance Guidelines are available on our website at www.commscope.com and will also be provided upon request to any person without charge. Requests should be made in writing to our Corporate Secretary at CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602, or by phone at (828) 324-2200. In the event of any amendment or waiver of our Code of Conduct or Code of Ethics and Business Conduct applicable to our directors or executive officers, such amendment or waiver will be posted on our website.

BOARD LEADERSHIP STRUCTURE

The Company currently has separate individuals serving in the positions of Chairman of the Board and Chief Executive Officer. The Board of Directors does not have a set policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board regularly evaluates whether the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee of the Company. The Board believes these issues should be considered as part of the Board’s broader oversight and succession planning process. The Board believes that Mr. Watts is appropriate to serve as employee Chairman as he has a long history of service to the Company, most recently as the Board’s Independent Lead Director.

Mr. Yates was appointed as Lead Independent Director in 2020 upon Mr. Watts appointment as Chairman of the Board. Among other things, our Lead Independent Director presides at all meetings of the independent directors and any Board meeting when the Chairman is not present, advises the Chairman as to the Board’s agenda and information to be provided to the Board, and serves as the principal liaison and facilitator between the independent directors and the Chairman and Chief Executive Officer. In addition, our Lead Independent Director has the authority to convene special meetings of the independent directors, responds to stockholder questions directed to the independent directors and is available to major stockholders for consultation and direct communication.

THE BOARD’S ROLE IN MANAGEMENT’S SUCCESSION PLANNING

As reflected in our Corporate Governance Guidelines, the Board’s primary responsibilities include planning for Chief Executive Officer succession and monitoring and advising on management’s succession planning for other executive officers. The Board’s goal is to have a long-term and continuing program for effective senior leadership development and succession. The Board is actively engaged in these endeavors and has a contingency plan in place for emergencies such as the departure, death or disability of the Chief Executive Officer or other executive officers.

The Chief Executive Officer and Chief Human Resources Officer report to the Board at least twice a year on succession planning and management development.

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THE BOARD’S ROLE IN RISK OVERSIGHT

While risk management is primarily the responsibility of our management, the Board provides overall risk oversight focusing on the most significant risks facing the Company. The Board oversees the risk management processes that have been designed and are implemented by our executives to determine whether those processes are functioning as intended and are consistent with our business and strategy. The Board executes its oversight responsibility for risk management directly and through its committees. The Board’s role in risk oversight has not affected its leadership structure.

The Audit Committee is specifically tasked with reviewing with management, the independent auditors and our legal counsel, as appropriate, our compliance with legal and regulatory requirements and any related compliance policies and programs. The Audit Committee is also tasked with reviewing our financial and risk management policies and oversight of our enterprise risk management program, which is our comprehensive assessment of key risks related to finance, operations and management information systems, including those related to cybersecurity. Members of our management who have responsibility for designing and implementing our risk management processes regularly meet with the Audit Committee. Additionally, the Nominating and Corporate Governance Committee is tasked with overseeing our environmental and corporate responsibility efforts and any related risks. The Board’s other committees oversee risks associated with their respective areas of responsibility.

The full Board considers specific risk topics, including risk-related issues pertaining to laws and regulations enforced by the United States and foreign government regulators and risks associated with our business plan and capital structure. In addition, the Board receives reports from members of our management that include discussions of the risks and exposures involved with their respective areas of responsibility, and the Board is routinely informed of developments that could affect our risk profile or other aspects of our business.

DIRECTOR INDEPENDENCE

Nasdaq listing standards and our Corporate Governance Guidelines, which are available on our website as described above, require that the Board be comprised of a majority of directors who qualify as independent directors under applicable Nasdaq rules. The Board has determined that each of our non-employee directors, Austin A. Adams, Mary S. Chan, Stephen C. Gray, L. William Krause, Joanne M. Maguire, Thomas J. Manning, Patrick R. McCarter, Derrick A. Roman, and Timothy T. Yates, is independent under applicable Nasdaq rules and, prior to his retirement, Daniel F. Akerson was independent under such rules. The Board has determined that Charles L. Treadway, Claudius E. Watts IV and Frank M. Drendel are not independent.

NOMINATIONS FOR DIRECTORS

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. A stockholder who wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should send such recommendation to our Corporate Secretary at CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602, who will then forward it to the committee. Any such recommendation should include a description of the candidate’s qualifications for board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder who wishes to nominate an individual as a candidate for election, rather than recommend the individual to the Nominating and Corporate Governance Committee as a nominee, must comply with the advance notice requirements set forth in our Bylaws. See “Stockholder Proposals for the Company’s 2022 Annual Meeting” in this Proxy Statement for more information on these procedures.

2021 Proxy Statement	33

 CORPORATE GOVERNANCE

The Nominating and Corporate Governance Committee will consider and evaluate persons recommended by stockholders in the same manner as it considers and evaluates other potential directors. With respect to the directors to be elected by the holders of shares of Series A Convertible Preferred Stock, such nominees are required to have been designated by Carlyle pursuant to the Investment Agreement.

DIRECTOR QUALIFICATIONS

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and recommending to the Board of Directors those candidates to be nominated for election. In reviewing such candidates, our Corporate Governance Guidelines, which are available on our website as described above, set forth criteria that the Nominating and Corporate Governance Committee must consider when evaluating a director candidate for membership on the Board of Directors. These criteria are as follows:

•	Integrity: reputation for integrity, honesty and adherence to high ethical standards;

•

Sound business judgment: demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and a willingness to contribute positively to the decision-making process;

•

Ability and willingness to commit sufficient time to the Board: commitment to understand us and our industry and to regularly attend and participate in meetings of the Board of Directors and its committees; and

•

Ethics and independence: ability to understand the sometimes-conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the overall best interests of all stakeholders.

The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.

Our Corporate Governance Guidelines also require the Nominating and Corporate Governance Committee to consider the mix of backgrounds and qualifications of the directors in order to assure that the Board of Directors has the necessary experience, knowledge and abilities to perform its responsibilities effectively and to consider the value of diversity on the Board of Directors, including diversity of experience, thoughts, gender, race, ethnicity, age and background. While diversity and variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen or excluded solely or largely because of race, religion, national origin, gender, sexual orientation or disability.

BOARD COMPOSITION

Our Board of Directors currently consists of twelve members (with one vacancy to be filled by Carlyle pursuant to the Investment Agreement). Claudius E. Watts IV was appointed Chairman of the Board of Directors in October 2020 after serving as Lead Independent Director since 2017. Upon Mr. Watts’ transition to Chairman, Frank M. Drendel, the former Chairman of our Board, was named Chairman Emeritus after serving on the Board since 2011, and Timothy T. Yates was elected as Lead Independent Director.

As of April 4, 2019, per the Investment Agreement between Carlyle and CommScope and effective with the closing of the acquisition of ARRIS International plc (ARRIS), Carlyle has the right to designate

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 CORPORATE GOVERNANCE

two directors to our Board to serve a one-year term. Mr. McCarter is a nominee designated by Carlyle and recommended by the Board for election in 2021 and expiring at the 2022 annual meeting. There is currently one vacancy on our Board as a result of Mr. Akerson’s retirement, which Carlyle has the right to fill. The directors designated by Carlyle will be voted on by the holders of Series A Convertible Preferred Stock as a single class at each annual meeting until certain beneficial ownership conditions are no longer met as detailed in the Investment Agreement.

The remainder of our Board is currently divided into three classes whose members serve three-year terms expiring in successive years. These directors hold office until their successors have been duly elected and qualified or until the earlier of their respective death, resignation or removal. At each annual meeting of stockholders, the successors to the directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting of stockholders following such election. However, if Proposal No. 1 is approved by the stockholders at this Annual Meeting, then starting at this Annual Meeting and at each annual meeting hereafter, all directors whose terms expire at such annual meeting will be elected to serve for one-year terms, from the time of election and qualification until the next annual meeting of stockholders following such election.

The number of members on our Board of Directors may be modified from time to time exclusively by resolution of our Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. In addition, the Company’s Corporate Governance Guidelines provide that any director that is appointed to fill a vacancy on the Board between annual meetings stand for election at the next succeeding annual meeting of stockholders, regardless of class into which such director was appointed.

When considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy their oversight responsibilities effectively in light of our business and structure, the Board of Directors focused primarily on each person’s background and experience as reflected in the information discussed in each of the director’s individual biographies set forth above. See Proposals No. 2 and No. 3: Election of Directors. We believe that our directors provide an appropriate diversity of experience and skills relevant to the size and nature of our business.

BOARD AND COMMITTEE EVALUATIONS

Each year, our Board and committees conduct self-evaluations to assess the qualifications, attributes, skills and experience represented on the Board; to assess their effectiveness and adherence to our Corporate Governance Guidelines and committee charters; and to identify opportunities to improve Board and committee performance.

STOCKHOLDER COMMUNICATIONS WITH BOARD OF DIRECTORS

Stockholders may send written communications to the Board of Directors, or any of the individual directors, c/o our Corporate Secretary at CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board of Directors or the individual directors, as applicable, on a periodic basis.

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 CORPORATE GOVERNANCE

BOARD MEETINGS, ATTENDANCE AND EXECUTIVE SESSIONS

The Board meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend meetings of the Board and its committees to report on and discuss their areas of responsibility. Directors are expected to attend Board meetings and meetings of committees on which they serve. In addition, all directors are invited, but not required, to attend our annual stockholder meeting. In 2020, all the directors attended our virtual annual stockholder meeting. Directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. In 2020, the Board held ten meetings and committees of the Board held a total of sixteen meetings. All directors attended 90% or more of the meetings of the Board and committees on which they served.

In general, the Board reserves time following each regularly scheduled meeting to allow the independent directors to meet in executive session.

BOARD COMMITTEES

Our Board of Directors oversees the management of our business and affairs as provided by Delaware law and conducts its business through meetings of the Board of Directors and three standing committees: Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. In addition, from time to time, other committees may be established under the direction of the Board of Directors when necessary or advisable to address specific issues.

Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a charter that was approved by our Board of Directors. Each of these charters is available on our investor relations website at http://ir.commscope.com.

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Committee	Primary Responsibilities
Audit(1) Members: Messrs. Yates (Chair), Adams, Manning and Roman Number of Meetings in 2020: 5

• Assists the Board of Directors in its oversight of (i) our accounting and financial reporting processes and other internal control processes,  (ii) the audits and integrity of our financial statements, and (iii) our compliance with legal and regulatory requirements.

• Approves the independent registered public accounting firm’s appointment, compensation and retention and provides oversight of their work as  well as annually assesses their qualifications and independence.

• Considers and reviews the adequacy and effectiveness of our internal controls over financial reporting and any related significant findings of  our independent auditor and internal audit.

• Reviews our Code of Ethics and recommends changes as well as reviews and assesses any violations.

• Reviews and approves any proposed related person transactions.

• Reviews our financial and risk management policies, including approval of decisions to enter swaps or other derivatives.

• Reviews our enterprise risk management program which is a comprehensive assessment of key risks including those related to cybersecurity.

Compensation(2) Members: Messrs. Gray (Chair), Krause and McCarter and Ms. Chan Number of Meetings in 2020: 6

• Reviews and approves the compensation philosophy for our Chief Executive Officer.

• Reviews and approves all forms of compensation and benefits provided to our other executive officers.

• Reviews and oversees the administration of our equity incentive plans.

• May engage independent compensation advisors to provide advice regarding our executive compensation program and director compensation.

Nominating and Corporate Governance(3) Members: Ms. Maguire (Chair) and Messrs. Krause and McCarter Number of Meetings in 2020: 5

• Identifies, screens and recommends candidates to the Board of Directors for election to our Board of Directors.

• Reviews the composition of the Board of Directors and its committees.

• Reviews and determines appropriate Board leadership structure.

• Develops and recommends appropriate Corporate Governance Guidelines.

• Oversees overall compliance with and execution of the Company’s Corporate Governance Guidelines.

• Oversight of ESG policies and practices.

(1)

The Board of Directors has determined that each of member of the Audit Committee is an “audit committee financial expert” as such term is defined under the applicable regulations of the Commission and has the requisite accounting or related financial management expertise and financial sophistication under the applicable rules and regulations of Nasdaq. The Board of Directors has also determined that each member of the Audit Committee is independent under Rule 10A-3 under the Exchange Act and the enhanced independence standards for audit committee members as defined in the rules of Nasdaq and the Commission. All members of the Audit Committee can read and understand fundamental financial statements, are familiar with finance and accounting practices and principles and are financially literate. Mr. Roman has served as a member of the Audit Committee since his appointment to the Board in March 2021.

(2)

The Compensation Committee’s processes for fulfilling its responsibilities and duties with respect to executive compensation and the role of executive officers and management in the compensation process are each described under the heading “Determination of Compensation Awards” in this Proxy Statement. The Board of Directors has determined that each member of the Compensation Committee satisfies the enhanced independence standards for compensation committee members as defined in the rules of Nasdaq and the Commission. Ms. Chan was appointed to the Compensation Committee in March 2021.

(3)

The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent as defined in the Nasdaq rules. Mr. Akerson served as a member of the Nominating and Corporate Governance Committee until his retirement on December 31, 2020. Mr. McCarter was appointed to the Nominating and Corporate Governance Committee in January 2021.

2021 Proxy Statement	37

 CORPORATE GOVERNANCE

DIRECTOR COMPENSATION

Our Compensation Committee has the primary authority to determine and approve the compensation of our non-employee directors. When considering and approving changes to the level and composition of the directors’ compensation, the Compensation Committee considers input from its independent compensation consultant and market data from peer companies.

Directors who are employees of the Company or its affiliates (including Carlyle) receive no additional compensation for their service on our Board of Directors or its committees. Non-employee directors are each paid a basic cash retainer per year for service on our Board of Directors, payable quarterly, plus an additional amount for serving as a chair or member of a committee. The Lead Independent Director receives an additional cash retainer annually. We also reimburse non-employee directors for reasonable out-of-pocket expenses in the performance of their duties as directors. Non-employee directors received equity-based awards, in the form of stock options (if granted prior to our IPO in 2013) or restricted stock units (RSUs) (if granted subsequent to our IPO) at the time of their election to our Board of Directors. In addition, our non-employee directors receive an annual grant of RSUs on the date of the annual stockholders’ meeting. The RSUs vest on the date of the next annual meeting or, if earlier, the first anniversary of the grant date. If a director joins the Board or changes roles between stockholders’ meetings, the director fees and stock retainer are prorated.

In 2020, the Compensation Committee decided to maintain the non-employee director compensation program for 2020 with no changes from the compensation levels that had been approved in February 2019.

The following tables summarize our non-employee director compensation for 2020:

Annual Non-Employee Director Compensation

Basic Cash Retainer	$90,000

Supplemental Cash Retainers:

Lead Independent Director	$30,000

Audit Committee Chair(1)	$30,000

Audit Committee Member	$15,000

Compensation Committee Chair(1)	$20,000

Compensation Committee Member	$10,000

Nominating and Corporate Governance Committee Chair(1)	$15,000

Nominating and Corporate Governance Committee Member	$10,000

Annual Stock Retainer(2)	$180,000

(1)	Amount includes both the supplemental cash retainer for serving as the committee chair and the supplemental cash retainer for serving as a member of such Committee.
(2)	The number of RSUs granted as the annual stock retainer is determined based upon the closing price of our common stock on the grant date.

In October 2020, Mr. Drendel retired as an employee of the Company, but he remains in service as a member of the Board of Directors. Upon his retirement as an employee, Mr. Drendel did not receive the initial equity award typically granted to new non-employee directors, but he will receive a prorated cash retainer for the remainder of the board year, paid in quarterly installments of $22,500 on October 1, 2020, January 1, 2021, and April 1, 2021, provided that he remains on the Board of Directors. He will be eligible to participate fully in our director compensation program for service on the Board of Directors, including the annual equity award, starting with the 2021 Annual Meeting. Mr. Drendel’s board compensation is included in the Summary Compensation Table.

38	2021 Proxy Statement

 CORPORATE GOVERNANCE

Employment Agreement with Mr. Watts

In connection with Mr. Drendel’s retirement as an employee, Mr. Watts was named Chairman of the Board and became an employee of the Company. We are party to an employment agreement with Mr. Watts. His agreement is on a one-year term, automatically renewing for an additional one-year period each year following the initial term, unless either party gives 60 days written notice of non-renewal. Mr. Watts receives a salary equal to $600,000 and is eligible to participate in the Company’s employee benefit programs, but he will not receive annual incentive awards under the AIP. In connection with his employment, Mr. Watts received 100,000 RSUs that vest subject to Mr. Watts’ continued service annually over three years beginning on the first anniversary of the grant date. In addition, Mr. Watts received 220,000 PSUs that may be earned upon the achievement of certain hurdles relating to our stock price (ranging from a low of $15 to a high of $40) and his continued service over a four-year period. None of the average stock price hurdles for Mr. Watts’ PSUs were met in 2020.

Pursuant to Mr. Watts’ employment agreement, in the event Mr. Watts’ employment is terminated by the Company for any reason other than for cause or disability or by Mr. Watts for good reason, in each case regardless of whether a change in control has occurred, Mr. Watts will be entitled to receive his accrued compensation and each of the following:

•

severance pay equal to twelve months’ base salary, payable in equal monthly installments over twelve months, or two years’ base salary if such termination occurs within twenty-four months following a change in control, payable in a lump sum; and

•

a cash payment equal to the cost we would have incurred had he continued group medical, dental, vision and/or prescription drug benefit coverage for himself and his eligible dependents for twelve months, payable in periodic installments in accordance with our payroll practice.

For purposes of Mr. Watts’ agreement, “good reason” includes a material reduction in base salary, a change in his title or position as Chairman, any requirement to permanently relocate to the Company’s headquarters, or a material breach of the agreement.

If Mr. Watts’ employment is terminated by the Company for cause or disability, by reason of his death or by the executive other than for good reason, we will pay to the executive his accrued compensation.

2021 Proxy Statement	39

 CORPORATE GOVERNANCE

DIRECTOR COMPENSATION TABLE FOR 2020

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)

Claudius E. Watts IV	105,000	179,998	1,869,249	2,154,247

Austin A. Adams	105,000	179,998	—	284,998

Daniel F. Akerson(3)	100,000	179,998	—	279,998

Mary S. Chan	67,500	209,995	—	277,495

Stephen C. Gray	110,000	179,998	—	289,998

L. William Krause	110,000	179,998	—	289,998

Joanne M. Maguire	105,000	179,998	—	284,998

Thomas J. Manning	105,000	179,998	—	284,998

Patrick R. McCarter(4)	—	—	—	—

Timothy T. Yates	127,500	179,998	—	307,498

(1)

We granted each non-employee director 16,100 RSUs in 2020 which will vest May 8, 2021 (other than Mr. Akerson’s RSUs, which were forfeited in connection with his retirement on December 31, 2020). We granted Ms. Chan 3,529 RSUs in April 2020 upon appointment to the Board. These units will vest on April 1, 2021. Amounts represent the grant date fair value of these RSUs, which was computed in accordance with FASB ASC Topic 718.

(2)

Amounts paid in 2020 are related to Mr. Watts’ 2020 employment agreement including $150,000 in salary, a $3,000 company contribution to the 401(k) plan, and a $129 life insurance premium. Also included is the $903,000 grant date fair value of Mr. Watts’ 100,000 employee RSUs and the $813,120 grant date fair value of Mr. Watts’ 220,000 employee PSUs. The fair value of these awards was computed in accordance with FASB ASC Topic 718. Mr. Watts’ employee RSUs were granted on October 1, 2020 and vest subject to Mr. Watts’ continued service annually over three years beginning on the first anniversary of the grant date. Mr. Watts’ employee PSUs were also granted on October 1, 2020 and vest based upon a combination of achievement of various stock price hurdles (ranging from a low of $15 and a high of $40) and continued service over a four-year period. None of Mr. Watts’ employee RSUs or employee PSUs were vested as of December 31, 2020.

(3)	Mr. Akerson retired from the Board of Directors effective December 31, 2020.

(4)	Mr. McCarter is employed by Carlyle and did not receive director compensation from the Company.

40	2021 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PERSON

TRANSACTIONS

Our Board has adopted a written statement of policy for the evaluation of and the approval, disapproval and monitoring of transactions involving us and “related persons.” For the purposes of the policy, “related persons” will include our executive officers, directors and director nominees or their immediate family members, or stockholders owning five percent or more of our outstanding common stock and their immediate family members.

The policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest. Pursuant to this policy, our management will present to our Audit Committee each proposed related person transaction, including all relevant facts and circumstances relating thereto. Our Audit Committee will then:

•

review the relevant facts and circumstances of each related person transaction, including the financial terms of such transaction, the benefits to us, the availability of other sources for comparable products or services, if the transaction is on terms no less favorable to us than those that could be obtained in arm’s-length dealings with an unrelated third party or employees generally and the extent of the related person’s interest in the transaction; and

•	consider the impact on the independence of any independent director and the actual or apparent conflicts of interest.

Any related person transaction may only be consummated if our Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Certain types of transactions have been pre-approved by our Audit Committee under the policy. These pre-approved transactions include:

•	certain employment and compensation arrangements;

•	transactions where the related person’s interest is only as an employee (other than an executive officer), director or owner of less than ten percent (10%) of the equity in another entity;

•

transactions where the related person is an executive officer of another company and the aggregate amount involved does not exceed the greater of $200,000 or five percent (5%) of the total annual revenues of the other company;

•

charitable contributions to an organization, foundation or university at which the related person’s only relationship is as an employee, trustee or director, if the contribution is made pursuant to the Company’s policies and approved by someone other than the related person;

•

transactions where the interest of the related person arises solely from the ownership of a class of equity securities in our Company where all holders of such class of equity securities will receive the same benefit on a pro rata basis;

•	transactions determined by competitive bids;

•	certain regulated transactions involving the rendering of services at rates or charges fixed by law or governmental authority; and

•	certain transactions involving banking-related services such as services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

2021 Proxy Statement	41

 CERTAIN RELATIONSHIPS

No director may participate in the approval of a related person transaction for which he or she, or his or her immediate family members, is a related person.

INVESTMENT AGREEMENT

On April 4, 2019, the Company issued 1,000,000 shares of Series A Convertible Preferred Stock to Carlyle for an aggregate purchase price of $1.0 billion, or $1,000 per share, pursuant to the Investment Agreement between the Company and Carlyle, dated November 8, 2018.

The Series A Convertible Preferred Stock ranks senior to the shares of the Company’s common stock, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. Holders of Series A Convertible Preferred Stock are entitled to a cumulative dividend at the rate of 5.5% per annum, payable quarterly in arrears. Dividends can be paid in cash, in kind with Series A Convertible Preferred Stock or any combination of the two options at the Company’s sole discretion. During 2020, we paid Carlyle dividends in-kind of $41.8 million and cash dividends of $14.3 million for the Series A Convertible Preferred Stock.

The Series A Convertible Preferred Stock is convertible at the option of the holders at any time into shares of CommScope common stock at a conversion rate of 36.36 shares of common stock per share of Series A Convertible Preferred Stock (equivalent to $27.50 per common share). The conversion rate is subject to customary anti-dilution and other adjustments. At any time after the third anniversary of the issuance of the Series A Convertible Preferred Stock, if the volume weighted average price of CommScope’s common stock exceeds the mandatory conversion price of $49.50 for at least thirty trading days in any period of forty-five consecutive trading days (including the final five consecutive trading days of such forty-five day trading period), the Company has the option to convert all of the outstanding shares of Series A Convertible Preferred Stock into CommScope common stock. During the three months following the eight and one-half year anniversary of the Investment Agreement closing date and the three months following each anniversary thereafter, holders of the Series A Convertible Preferred Stock will have the right to require CommScope to redeem all or any portion of the Series A Convertible Preferred Stock at 100% liquidation preference plus all accrued and unpaid dividends. The redemption price is payable, at the Company’s option, in cash or a combination of cash and common stock subject to certain restrictions. Upon the occurrence of a change of control, the Company will have the right, subject to the rights of the holders of outstanding shares of Series A Convertible Preferred Stock to convert prior to such redemption, to redeem all of the Series A Convertible Preferred Stock for the greater of (i) an amount in cash equal to the sum of the liquidation preference of the Series A Convertible Preferred Stock, all accrued but unpaid dividends and, if the applicable redemption date is prior to the fifth anniversary of the first dividend payment date, the present value, discounted at a rate of 10%, of any remaining scheduled dividends through the five year anniversary of the first dividend payment date, assuming CommScope chose to pay such dividends in cash and (ii) the consideration the holders would have received if they had converted their shares of Series A Convertible Preferred Stock into common stock immediately prior to the change of control event.

Holders of Series A Convertible Preferred Stock are entitled to vote with the holders of common stock on an as-converted basis, voting together as a single class. Holders of Series A Convertible Preferred Stock are entitled to a separate class vote with respect to amendments to the Company’s organizational documents that have an adverse effect on the Series A Convertible Preferred Stock and the creation or classification of, or issuances by, the Company of securities that are senior to, or equal in priority with, the Series A Convertible Preferred Stock. So long as Carlyle or its affiliates beneficially

42	2021 Proxy Statement

 CERTAIN RELATIONSHIPS

own shares of Series A Convertible Preferred Stock and/or shares of common stock issued upon conversion of Series A Convertible Preferred Stock (Conversion Common Stock) that represent, in the aggregate and on an as-converted basis, at least 50% of Carlyle’s initial shares of Series A Convertible Preferred Stock on an as-converted basis, Carlyle has the right to designate two directors to be nominated by the Board for election to the Board. Until Carlyle no longer has the right to designate directors for election to the Board, it and its affiliates have committed to vote all of their shares of Series A Convertible Preferred Stock and/or common stock (i) in favor of director nominees recommended by the Board, (ii) against stockholder director nominees not approved and recommended by the Board, (iii) in favor of the Company’s say-on-pay proposal and other equity compensation proposals that have been approved by the compensation committee and (iv) in favor of the Company’s proposal for ratification of the appointment of the Company’s independent registered public accounting firm. With regard to all other matters submitted to the vote of stockholders, Carlyle and its affiliates are under no obligation to vote in the same manner as recommended by the Board or otherwise.

JP MORGAN AGREEMENTS

During 2020, JPMorgan Chase & Co. (JPMorgan) reported beneficial ownership of more than 5.0% of our outstanding shares of common stock. J.P. Morgan Securities LLC, a subsidiary of JPMorgan, acted as an advisor in connection with our debt refinancing transactions in July 2020, and we paid J.P. Morgan Securities LLC fees in the amount of $3.2 million for these services in 2020.

Additionally, JPMorgan Chase Bank, N.A., a subsidiary of JPMorgan, acted as an arranger, administrative agent, collateral agent and lender on our debt agreements for our senior secured term loan due 2026 (the 2026 Term Loan) and our senior secured asset-based revolving credit facility (the Revolving Credit Facility), each dated as of April 4, 2019, which we entered into in connection with the acquisition of ARRIS. We paid administrative and agency fees in the amount of $0.8 million to JPMorgan Chase Bank, N.A. in 2020 related to their services under our debt agreements.

On April 4, 2019, we borrowed $3.2 billion under the 2026 Term Loan with an interest rate of LIBOR plus 3.25%. We repaid $32.0 million under the 2026 Term Loan and $125.4 million in interest during 2020, and as of March 9, 2021, $3.2 billion remained outstanding. We borrowed and repaid $250.0 million under the Revolving Credit Facility in the second quarter of 2020 and paid $1.1 million of interest in connection with the borrowing. As of February 19, 2021, no amounts were outstanding, and we had availability of $695.0 million, reflecting a borrowing base of $735.5 million reduced by $40.5 million of letters of credit under the Revolving Credit Facility. Borrowings under the Revolving Credit Facility bear interest at a floating rate, which can be either an adjusted Eurodollar rate plus an applicable margin of 1.25% to 1.50% or, at the option of the borrowers, a base rate plus an applicable margin of 0.25% to 0.50%.

All agreements were negotiated at arm’s length and reviewed and ratified by the Audit Committee.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and certain of our officers. These indemnification agreements provide the directors and officers with contractual rights to indemnification and expense advancement which are, in some cases, broader than the specific indemnification provisions under Delaware law. We believe that these indemnification agreements are, in form and substance, substantially similar to those commonly entered into by similarly situated companies. A form of indemnification agreement is filed as an exhibit to our Annual Report on Form 10-K.

2021 Proxy Statement	43

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers:

Name	Age	Position

Charles L. Treadway	55	President, Chief Executive Officer and Director

Alexander W. Pease	49	Executive Vice President and Chief Financial Officer

John R. Carlson	64	Senior Vice President and Chief Commercial Officer

Frank (Burk) B. Wyatt, II	58	Senior Vice President, Chief Legal Officer/General Counsel and Secretary

Morgan C.S. Kurk	51	Executive Vice President and Chief Technology Officer

Brooke B. Clark	46	Senior Vice President and Chief Accounting Officer

Robyn T. Mingle	55	Senior Vice President and Chief Human Resources Officer

Charles (Chuck) L. Treadway

Mr. Treadway was appointed as our President and Chief Executive Officer in October 2020. He also serves as a member of our Board of Directors. Mr. Treadway most recently served as Chief Executive Officer of Accudyne Industries, a global provider of precision-engineered, process-critical and technologically advanced pumps and flow control equipment, systems and high efficiency industrial compressors, from 2016 to 2020. Prior to joining Accudyne Industries, Mr. Treadway held various leadership positions at Thomas & Betts Corporation, a global leader in the design, manufacture and marketing of essential components used to manage the connection, distribution, transmission and reliability of electrical power in industrial, construction and utility applications, including President and Chief Executive Officer from 2012 to 2016, President and Chief Operating Officer from 2011 to 2012 and Group President of Electrical from 2009 to 2011. He previously served in several management and executive positions at Schneider Electric S.A., Prettl International, Inc. and Yale Security, Inc.

Alexander W. Pease

Mr. Pease has been our Executive Vice President and Chief Financial Officer since 2018. From 2016 to 2018, Mr. Pease served as Executive Vice President and Chief Financial Officer of Snyder’s-Lance, Inc. Mr. Pease served as a principal at McKinsey & Company as a leader in their global corporate finance and business functions practice from 2015 to 2016. From 2011 to 2015, he was Senior Vice President and Chief Financial Officer at EnPro Industries, Inc., overseeing six operating divisions in addition to finance, accounting, strategy and development, global supply chain and information technology. Before joining EnPro, Mr. Pease worked at McKinsey & Company and served in the US Navy as a SEAL Platoon commander.

John (Jack) R. Carlson

Mr. Carlson became our Senior Vice President and Chief Commercial Officer in November 2020. He previously served as the President and Chief Executive Officer of Sullair, a premier global industrial air compressor manufacturer, a Hitachi Group Company, from 2016 to 2020. Mr. Carlson also served as Chairman of the Board of the China-based IHI-Sullair joint venture during that time. From 2001 to 2016, Mr. Carlson held varying leadership positions including, President of North America at Southwire Company, a global leader in copper rod production and design/manufacturing and sales of utility, OEM and electrical wire and cable. Prior to that, Mr. Carlson served as Sector CEO of Yale Security Group from 1999 to 2000. From 1991 until 1998, Mr. Carlson held multiple roles with Schneider Electric including Vice President of the Motor Control Division, Vice President of the Industrial Segment and Vice President of Marketing. He began his career with Square D Company, which was acquired by Schneider Electric in 1991, in 1979 and held various roles in sales and product management until 1998.

44	2021 Proxy Statement

 EXECUTIVE OFFICERS

Frank (Burk) B. Wyatt, II

Mr. Wyatt has been Senior Vice President, Chief Legal Officer/General Counsel and Secretary of CommScope since 2000. Prior to joining our Company as General Counsel and Secretary in 1996, Mr. Wyatt was an attorney in private practice with Bell, Seltzer, Park & Gibson, P.A. (now Alston & Bird LLP).

Morgan C.S. Kurk

Mr. Kurk became our Executive Vice President and Chief Technology Officer (CTO) upon close of the ARRIS acquisition, a position he previously held from 2016 to 2017. Mr. Kurk also assumed leadership of our Broadband Networks segment, in addition to his CTO responsibilities, in December 2020. Mr. Kurk most recently served as our Executive Vice President and Chief Operating Officer in 2018 and 2019. Prior to 2016, he served as Senior Vice President of the Wireless segment, with responsibility for indoor, outdoor and backhaul businesses from 2012 to 2015. Mr. Kurk joined CommScope in 2009 as Senior Vice President of the Enterprise business unit. From 1997 to 2009, Mr. Kurk held a variety of positions at Andrew Corporation and one of its successors, including Director of Business Development, Vice President of R&D, PLM, and Strategy and Vice President and General Manager of the Wireless Innovations Group. Prior to joining Andrew, Mr. Kurk worked for Motorola, where he was a hardware development engineer for cellular base stations and a product manager for a CDMA base station product line.

Brooke B. Clark

Ms. Clark has been our Senior Vice President, Chief Accounting Officer since September 2018. Ms. Clark previously served as Vice President, Corporate Accounting since 2013. She served in various positions within our finance organization since joining CommScope in 2004. Prior to joining CommScope, Ms. Clark was employed by Deloitte & Touche, LLP. Ms. Clark is a Certified Public Accountant in North Carolina.

Robyn T. Mingle

Ms. Mingle became our Senior Vice President, Chief Human Resources Officer, in 2016. Prior to joining CommScope, she was the Chief Human Resource Officer at Xylem Inc. from 2011 to 2015, where she was a founding executive team member for the global water Company spin-off from ITT Corp. From 2003 to 2011, Ms. Mingle was the Senior Vice President, Human Resources at Hovnanian Enterprises, Inc., one of the nation’s largest homebuilders. She spent the first 14 years of her career with The Black & Decker Corporation in various human resource roles.

2021 Proxy Statement	45

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

The following tables set forth information with respect to the beneficial ownership of our common stock and Series A Convertible Preferred Stock as of March 9, 2021 by:

•	each of our NEOs;

•	each of our directors;

•	all our directors and executive officers as a group; and

•	each individual or entity known to own beneficially more than 5% of the capital stock.

We had 203,397,720 shares of common stock and 1,041,819 shares of Series A Convertible Preferred Stock outstanding as of March 9, 2021. None of the executive officers or directors named in the table below owned, beneficially or of record, any shares of the Company’s Series A Convertible Preferred Stock. The amounts and percentages of shares beneficially owned are reported based on Commission regulations governing the determination of beneficial ownership of securities. Under the Commission rules, an individual or entity is deemed to be a “beneficial” owner of a security if that individual or entity has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. An individual or entity is also deemed to be a beneficial owner of any securities of which that individual or entity has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing the ownership percentage of any other individual or entity. Under these rules, more than one individual or entity may be deemed to be a beneficial owner of securities as to which such individual or entity has no economic interest. Except as otherwise indicated in the footnotes to the table below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the shares of capital stock and the business address of each such beneficial owner, unless otherwise noted, is c/o CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602.

Name of Beneficial Owner	Common Stock		Options to Purchase Common Stock (1)	RSUs (2)	Total Shares of Common Stock Beneficially Owned	Percentage of Class
Executive Officers and Directors:
Charles L. Treadway President, Chief Executive Officer and Director	—		—	—	—	*
Alexander W. Pease Executive Vice President and Chief Financial Officer	61,998	(3)	130,276	—	192,274	*
John R. Carlson Senior Vice President and Chief Commercial Officer	—		—	—	—	*
Frank B. Wyatt, II Senior Vice President, Chief Legal Officer/General Counsel and Secretary	107,333		138,786	—	246,119	*
Morgan C.S. Kurk Executive Vice President and Chief Technology Officer	46,031		143,772	—	189,803	*
Marvin S. Edwards, Jr. Former President, Chief Executive Officer and Director	701,703		888,500	—	1,590,203	*
Frank M. Drendel Former Chairman of the Board	2,536,815	(4)	169,127	—	2,705,942	1.3%

46	2021 Proxy Statement

 BENEFICIAL OWNERSHIP

Name of Beneficial Owner	Common Stock	Options to Purchase Common Stock (1)	RSUs (2)	Total Shares of Common Stock Beneficially Owned	Percentage of Class
Claudius E. Watts IV Chairman of the Board	107,577	—	16,100	123,677	*
Austin A. Adams Director	39,100	—	16,100	55,200	*
Mary S. Chan Director	—	—	19,629	19,629	*
Stephen C. Gray Director	31,018	—	16,100	47,118	*
L. William Krause Director	80,843	—	16,100	96,943	*
Joanne M. Maguire Director	27,763	—	16,100	43,863	*
Thomas J. Manning Director	31,260	—	16,100	47,360	*
Patrick R. McCarter Director	—	—	—	—	*
Derick A. Roman Director	—	—	—	—	*
Timothy T. Yates Director	56,021	—	16,100	72,121	*
Directors and executive officers as a group (19 persons)	3,871,437	1,574,304	132,329	5,578,070	2.7%

*	Denotes less than 1%
(1)	Includes options to purchase shares of common stock that are currently exercisable or will become exercisable within 60 days of March 9, 2021.
(2)	Includes restricted stock units that will vest and become exercisable within 60 days of March 9, 2021.
(3)	Includes 75 shares held in a custodial account for Mr. Pease’s daughter.
(4)	Includes 85,050 shares held in three separate guarantor retained annuity trusts established by Mr. Drendel and 133,330 shares held by the trusts of the deceased spouse of Mr. Drendel.

2021 Proxy Statement	47

 BENEFICIAL OWNERSHIP

	Common Stock		Series A Convertible Preferred Stock
Name and Address of Beneficial Owner	Total Number of Shares	Percentage of Class	Total Number of Shares	Percentage of Class
Large Stockholders:
The Carlyle Group L.P.(1) 1001 Pennsylvania Avenue, NW Washington, DC 20004			1,041,819	100.00%
Wellington Management Company LLP(2) 280 Congress Street Boston, MA 02210	26,903,744	13.2%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	20,209,720	9.9%
The Hartford Mutual Funds, Inc.(4) 690 Lee Rd. Wayne, PA 19087	17,020,986	8.4%
FPR Partners, LLC(5) 199 Fremont Street, Suite 2500 San Francisco, CA 94105	16,453,018	8.1%
JPMorgan Chase & Co.(6) 383 Madison Avenue New York, NY 10179	14,645,768	7.2%

(1)

According to a Schedule 13D filed jointly by Carlyle Group Management LLC, The Carlyle Group LP, Carlyle Holdings I GP Inc., Carlyle Holdings I GP Sub LLC, Carlyle Holdings I LP, TC Group, LLC, TC Group Sub LP, TC Group VII S1, LLC, TC Group VII S1, LP, and Carlyle Partners VII S1 Holdings, LP (Carlyle Partners VII) on April 11, 2019 and including dividends paid in kind. As of March 9, 2021, the shares of Series A Convertible Preferred Stock held by Carlyle Partners VII were convertible into 37,884,327 shares of common stock.

(2)

According to a Schedule 13G/A filed jointly by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, and Wellington Management Company LLP on February 3, 2021, reporting beneficial ownership of our common stock as of December 31, 2020. According to the Schedule 13G/A, Wellington Management Group LLP is a parent holding company or control person with shared power to vote or to direct the vote of 23,618,590 of the shares listed in the table and shared power to dispose or direct the disposition of 26,903,744 shares. The shares listed in the table are beneficially owned by the following subsidiaries of Wellington Management Group LLP: Wellington Group Holdings LLP; Wellington Investment Advisors LLP; Wellington Management Global Holdings, Ltd.; Wellington Management Company LLP; Wellington Management Canada LLC; Wellington Management Singapore Pte Ltd; Wellington Management Hong Kong Ltd; Wellington Management International Ltd; Wellington Management Japan Pte Ltd; and Wellington Management Australia Pty Ltd. Some of the securities covered by the Schedule 13G/A are owned by clients of the Wellington entities named therein, including The Hartford MidCap Fund, which has filed a separate Schedule 13G reporting its ownership. Therefore, some of the shares covered by this Schedule 13G/A may also be covered by the Schedule 13G filed by The Hartford MidCap Fund (see footnote (4) to this table).

(3)

According to a Schedule 13G/A filed by The Vanguard Group on February 10, 2021, reporting beneficial ownership of our common stock as of December 31, 2020. The shares listed in the table are beneficially owned by the following subsidiaries of The Vanguard Group: Vanguard Asset Management, Limited; Vanguard Fiduciary Trust Company; Vanguard Global Advisors LLC; Vanguard Group (Ireland) Limited; Vanguard Investments Australia Ltd; Vanguard Investments Canada Inc.; Vanguard Investments Hong Kong Limited; and Vanguard Investments UK, Limited. The Vanguard Group has shared voting power with respect to 135,930 of the shares, sole dispositive power with respect to 19,912,550 of the shares, and shared dispositive power over 297,170 of the shares.

(4)

According to a Schedule 13G filed by The Hartford Mutual Funds, Inc. on behalf of Hartford Midcap Fund on February 9, 2021, reporting beneficial ownership of our common stock as of December 31, 2020. The Hartford Mutual Fund, Inc. has shared voting and dispositive power over the 17,020,986 shares reported on the Schedule 13G.

(5)

According to a Schedule 13G/A filed jointly by FPR Partners, LLC, Andrew Raab and Bob Peck on February 16, 2021, reporting beneficial ownership of our common stock as of December 31, 2020. According to the Schedule 13G/A, FPR Partners, LLC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, may be deemed to have beneficial ownership of 16,453,018 shares of our common stock through the investment discretion it exercises over its clients’ accounts. Andrew Raab and Bob Peck are the Senior Managing Members of FPR Partners, LLC. FPR Partners, LLC has the sole voting and dispositive power, and Andrew Raab and Bob Peck each have shared voting and dispositive power, over the 16,453,018 shares reported on the Schedule 13G/A.

(6)

According to a Schedule 13G/A filed by JPMorgan Chase & Co. on January 20, 2021, reporting beneficial ownership of our common stock as of December 31, 2020. According to the Schedule 13G/A, JPMorgan Chase & Co. is a parent holding company or control person with the sole power to vote 14,433,814 shares, and sole power to direct the disposition of 14,639,285 shares. The shares listed in the table are beneficially owned by the following subsidiaries of JPMorgan Chase & Co.: J.P. Morgan Investment Management Inc., JPMorgan Chase Bank, National Association and J.P. Morgan Securities LLC.

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EXECUTIVE COMPENSATION

PROPOSAL No. 4:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and related rules promulgated by the Commission, our stockholders have an opportunity to vote to approve, on an advisory (nonbinding) basis, the compensation of our NEOs as described in this Proxy Statement. This proposal is commonly referred to as a “Say-on-Pay” proposal. This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. As required by these rules, the Board invites you to review carefully the Compensation Discussion and Analysis and the tabular and other disclosures on compensation under Executive Compensation and cast a vote on the Company’s executive compensation programs through the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of the Company’s NEOs as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement.”

As discussed in the Compensation Discussion and Analysis, the Board of Directors believes that the Company’s long-term success depends in large measure on the talents of our employees. The Company’s compensation system plays a significant role in our ability to attract, retain and motivate the highest quality workforce. The Board of Directors believes that its current compensation program directly links executive compensation to performance, aligning the interests of the Company’s executive officers with those of the stockholders.

Pursuant to Section 14A of the Exchange Act, this vote is advisory and will not be binding on the Company or the Compensation Committee. While the vote does not bind the Board of Directors to any particular action, the Board of Directors values the input of the stockholders and will take into account the outcome of this vote in considering future compensation arrangements.

The Company strongly encourages all stockholders to vote on this matter. Currently, Say-on-Pay votes are held by the Company annually. The next stockholder advisory vote on Say-on-Pay is expected to occur at the 2022 annual meeting of stockholders.

The Board of Directors recommends a vote “FOR” Proposal No. 4, to approve an advisory (non-binding) resolution regarding the compensation of the Company’s NEOs.

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EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

This Compensation Discussion and Analysis (CD&A) describes our compensation philosophy, process, plans and practices for our NEOs. Our executive compensation program is intended to incent and reward our leadership to produce financial results that our Compensation Committee believes align with the interests of our stockholders.

OUR COMPANY

CommScope is a global provider of infrastructure solutions for communication and entertainment networks. Our solutions for wired and wireless networks enable service providers including cable, telephone and digital broadcast satellite operators and media programmers to deliver media, voice, IP data services and Wi-Fi to their subscribers and allow enterprises to experience constant wireless and wired connectivity across complex and varied networking environments. Our solutions are complemented by a broad array of services including technical support, systems design and integration. We are a leader in digital video and Internet Protocol Television distribution systems, broadband access infrastructure platforms and equipment that delivers data and voice networks to homes. We are a strong part of communities from coast to coast and around the world, with nearly

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30,000 employees spread across 45 states and 54 countries. Our global leadership position is built upon innovative technology, broad solution offerings, high-quality and cost-effective customer solutions, and global manufacturing and distribution scale.

2020 LEADERSHIP TRANSITIONS AND RELATED COMPENSATION STRUCTURE

Over the course of 2020, we had several transitions among our NEOs:

•

On October 1, 2020, Marvin S. Edwards, Jr., our President and Chief Executive Officer, stepped down after fifteen years of service to CommScope. During his tenure, Mr. Edwards led our transformation from a structured cable and connectivity business to an industry-leading provider in virtually all aspects of telecommunications and broadband networks. Charles L. Treadway was appointed as our new President and Chief Executive Officer. This leadership transition was the result of the Company’s ongoing succession planning program led by the Board of Directors.

•

With experience successfully growing multiple global businesses in a range of industries, Mr. Treadway brings to CommScope significant strategic, operational and go-to-market expertise. He has served 17 of the last 20 years as Chief Executive Officer of global businesses located in the United States, China, and Latin America. In each of his Chief Executive Officer assignments, Mr. Treadway led efforts that generated highly profitable, above-market growth. Most recently, Mr. Treadway served as Chief Executive Officer of Accudyne Industries, where he drove significant revenue growth and margin expansion with strategic focus, product innovation, improved sales and marketing efforts, and disciplined execution.

•

Frank M. Drendel, who founded CommScope in 1976 and had served continuously as our Chief Executive Officer and/or Chairman of the Board since that time, retired as a CommScope employee but remains on the Board of Directors. Over the course of his career, Mr. Drendel advanced our evolution from a small coaxial cable business established at his kitchen table into the diversified, global communications infrastructure business that it is today. In recognition of his unique status and distinguished service, Mr. Drendel was named Chairman Emeritus.

•

Mr. Drendel was succeeded as Chairman of the Board by Claudius E. Watts IV. Mr. Watts has a long history of service to CommScope, most recently as the Board’s Lead Independent Director. Mr. Watts works with Mr. Treadway and the management team on strategic, corporate development and capital structure matters. Considering his active engagement, Mr. Watts became an employee of CommScope. As a result, the independent members of the Board elected Timothy T. Yates as our new Lead Independent Director.

•

John R. Carlson was hired as our new Chief Commercial Officer, replacing Jeffrey M. White, who passed away in August 2020. Mr. Carlson is responsible for the development and growth of our sales and marketing operations. Mr. Carlson joined CommScope from Sullair, a global industrial air compressor manufacturer (a Hitachi Group Company), where he served as Chief Executive Officer and board chairman of the China-based IHI-Sullair joint venture. He has more than 40 years’ of global leadership experience in industrial manufacturing and sales and distribution, and a proven track record of driving sales performance and profitability.

Due to the depth of Mr. Treadway’s and Mr. Carlson’s experience, the Compensation Committee set their salaries at the same level as their immediate predecessors ($1,100,000 and $575,000, respectively). Mr. Treadway received a pro rata AIP bonus award for 2020, but due to his date of hire, Mr. Carlson was not eligible to participate in the AIP in 2020.

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 EXECUTIVE COMPENSATION

Based upon stockholder feedback, the Compensation Committee did not grant options under our Executive Performance Option Program (EPOP) to Mr. Treadway and Mr. Carlson. Instead, the Compensation Committee instituted a new equity performance program and granted them PSUs that vest based upon a combination of performance conditions and service conditions. The performance conditions for the PSUs require the achievement of various hurdles relating to the average price of our common stock over a 60-day trading period (ranging from a low of $15 and a high of $40), and the service conditions require continued service over a four-year period in order for all shares to become eligible to vest. The portion of the PSUs relating to each target price and service date will vest only if both conditions are met, and vesting will occur on the date on which the later of the two conditions is achieved. The Compensation Committee also granted Mr. Treadway and Mr. Carlson RSUs that vest in equal installments over three years, conditioned upon their continued service. These awards (500,000 RSUs and 1,100,000 PSUs for Mr. Treadway and 80,000 RSUs and 160,000 PSUs for Mr. Carlson) are intended to cover their equity compensation opportunities for 2020 and 2021. Mr. Treadway and Mr. Carlson will be eligible for additional equity awards in 2022.

OUR NAMED EXECUTIVE OFFICERS

Our NEOs for 2020, whose compensation is discussed in this CD&A, are as follows:

Name	Title

Charles L. Treadway	President and Chief Executive Officer (principal executive officer)

Alexander W. Pease	Executive Vice President and Chief Financial Officer (principal financial officer)

John R. Carlson	Senior Vice President and Chief Commercial Officer

Frank B. Wyatt, II	Senior Vice President, Chief Legal Officer/General Counsel and Secretary

Morgan C.S. Kurk	Executive Vice President and Chief Technology Officer

Marvin S. Edwards, Jr.	Former President and Chief Executive Officer(1)

Frank M. Drendel	Former Chairman of the Board(2)

Jeffrey M. White	Former Chief Commercial Officer(3)

(1) Mr. Edwards’ employment was terminated in October 2020.

(2) Mr. Drendel retired as an employee in October 2020 but remains on the Board as Chairman Emeritus.

(3) Mr.  White passed away in August 2020.

I. EXECUTIVE SUMMARY

2020 BUSINESS RESULTS AND COVID-19 IMPACTS

Like others in the network infrastructure industry and around the world, CommScope faced challenges in 2020 due to weakness in the overall economy caused by the global COVID-19 pandemic. While we did not achieve the revenue and earnings goals we set for ourselves in 2020, our entire team worked diligently throughout the year to respond to the pandemic crisis, continue to meet consumer needs, reduce business costs and improve cash flow. We are proud of what our team accomplished in 2020 and believe our position in the overall market is strong. The COVID-19 crisis highlighted the resiliency of our team, the importance of reliable network connectivity, and the need for products and services that will continue to push the boundaries of reliability, efficiency and collaboration for customers around the world.

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Key Features of our 2020 Financial Performance

•  Revenue increased year over year to $8,435.9 million in 2020 compared to $8,345.1 million in 2019 due to the acquisition of ARRIS on April 4, 2019. On a combined company basis, including pre-acquisition ARRIS results in 2019, revenue decreased from $9,755.0 million in 2019.

•  Net loss of $573.4 million in 2020 compared to $929.5 million in 2019. Adjusted EBITDA(1) of $1,215.2 million, down $82.3 million year over year.

•  EPS of $(3.20) in 2020 compared to $(5.02) in 2019. Adjusted EPS(1) of $1.56 down $0.59 year over year

•  Cash Flow from Operations of $436.2 million, down 26.9% year over year

•  Adjusted Free Cash Flow(1) of $415.4 million, down 47.6% year over year

(1)	See reconciliation of Non-GAAP financial measures included in Appendix A hereto.

Our compensation program is designed to attract and retain key executives with competitive levels of compensation and also to motivate our executives by creating a strong link between pay and the Company’s performance. A significant portion of our executives’ compensation for 2020 was tied to the achievement of performance goals that align management’s objectives with key drivers of long-term stockholder value, including free cash flow, increased profitability, revenue growth and stock price appreciation. While our 2020 revenue and earnings were below expectations, we are proud to have taken steps to enhance free cash flow during a challenging period. Our better-than-expected free cash flow allowed the Company to repay $300 million of debt during 2020 and also bolstered our annual incentive payouts. However, achievement of our equity awards was well below target as those awards are based on our revenue, earnings and stock price.

2020 EXECUTIVE COMPENSATION HIGHLIGHTS

Key compensation considerations for 2020 include:

•	No COVID-19 related adjustments to our executive compensation program.

•

In response to stockholder feedback, executives hired in 2020 did not receive EPOP awards. We introduced a new performance-based equity structure for Mr. Treadway and Mr. Carlson. PSUs under this program vest based upon a combination of achievement of various stock price hurdles (ranging from a low of $15 and a high of $40) and continued service over a four-year period.

•	Equity incentive awards granted to Mr. Treadway and Mr. Carlson are intended to cover 2020 and 2021 compensation. Mr. Treadway and Mr. Carlson will be eligible for additional equity awards in 2022.

•	No equity awards granted to NEOs who participated in the EPOP in 2019.

•	Limited changes to cash compensation for the NEOs.

Pay Program Outcomes

The outcome of our 2020 pay program reflected the performance of the Company. Revenue and earnings were disappointing, but we achieved strong free cash flow results, which led to a payout of 82.6% of target under the AIP. However, no performance-based equity vested during the year. For our management team, the outcomes of executive compensation clearly reinforced and amplified the outcomes experienced by stockholders over the year.

•	Annual incentive bonus achieved at 82.6% of target, driven by strong cash flow

•	Performance-vesting EPOP options tied to 2020 Adjusted EBITDA results were not earned due to performance below the threshold for the awards

•	No PSUs were earned from our 2018 performance awards, which were tied to cumulative revenue targets for 2018-2020

•	No PSUs were earned under our new performance-based equity structure, which is tied to our stock price

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SAY-ON-PAY RESULTS AND CONSIDERATION OF STOCKHOLDER SUPPORT

The CommScope management team regularly meets with investors to discuss a variety of business, industry and competitive dynamics. During the course of these discussions, the Company gathers feedback on its executive compensation programs to ensure that interests are aligned with stockholders. In 2020, the Company conducted stockholder outreach that included members from various parts of the organization, including Investor Relations, the General Counsel’s office, Human Resources, and Sustainability. Our outreach in 2020 included 8 of our top 11 stockholders, representing over 60% of the outstanding common stock, and we had discussions with stockholders that collectively own about 53% of the outstanding common stock.

In 2020, the Company received 66% support for its say-on-pay proposal. This level of support was below our desired levels. As a result, our stockholder outreach included discussions on executive compensation matters to better understand stockholders’ perspectives on our executive compensation programs and governance practices. During the course of these discussions, we solicited feedback on how we can continue to enhance our future compensation programs.

In response to this feedback, the Compensation Committee made several changes to our executive compensation programs.

What we heard	What we did

•  Stockholders prefer to have separate performance metrics for equity incentive awards compared to the AIP

•  Stockholders prefer rolling annual grants over front-loaded grants

•  Stockholders view catch-up performance provisions as allowing too many opportunities to achieve the same performance goal

•  Stockholders prefer that performance goals for future years be disclosed

Adopted a new long-term performance-based PSU program for new executives that:

•  Does not base performance on Adjusted EBITDA

•  Will use rolling grant cycles

•  Does not include catch-up vesting provisions

•  Includes stock-price based performance hurdles that have been fully disclosed

The Compensation Committee invites our stockholders to communicate any concerns or views on executive pay directly to the Board of Directors. Please refer to “Corporate Governance—Stockholder Communications with Board of Directors” on page 35 for information about communicating with the Board.

ELEMENTS OF PAY

The following table summarizes the primary elements of our executive compensation program for 2020.

Compensation Element	Purpose	2020 Pay Outcome
Base Salary	Recognize performance of job responsibilities as well as attract and retain individuals with superior talent.	NEO base salaries were not increased in 2020, other than for Mr. Kurk.
Annual Incentive Plan (AIP) Bonus Awards	Provide short-term incentives linked directly to achievement of financial objectives. • 60% Adjusted EBITDA • 30% Adjusted Free Cash Flow • 10% Corporate Revenue	We achieved above target performance for the Adjusted Free Cash Flow metric and above threshold performance for the Adjusted EBITDA metric, but did not achieve threshold performance for the Corporate Revenue metric for 2020, resulting in an 82.6% payout.

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Compensation Element	Purpose	2020 Pay Outcome
Equity Incentive Awards

Directly link senior management’s and stockholders’ interests by tying long-term incentive to stock price appreciation.

Awards granted to Mr. Treadway, Mr. Carlson and Mr. White included restricted stock units (RSUs) that vest over three years, conditioned on continued service. Mr. White’s RSUs became fully vested upon his death in August 2020.

Mr. White also received performance share units (PSUs) with performance conditions based on cumulative consolidated revenue for 2021-2022. Mr. White’s PSUs were forfeited upon his death in August 2020.

Mr. Treadway and Mr. Carlson also received PSUs that may be earned upon the achievement of certain hurdles relating to our stock price (ranging from a low of $15 to a high of $40) and their continued service over a four-year period.

Other NEOs were not granted equity incentive awards in 2020. Stock options granted to these other NEOs in 2019 pursuant to our Executive Performance Option Program (EPOP) are intended to replace their equity awards for 2019, 2020 and 2021.

•  50% of the stock options are time- based and vest in five equal installments beginning on the first anniversary of the grant date (time-vesting options)

•  50% of the stock options are performance-based and vest over five years based on pre-established annual Adjusted EBITDA goals set at the inception of the program in 2019, and include a cumulative vesting feature (performance-vesting options)

•  Potential vesting in connection with qualifying retirement

•  10-year term

If Proposal No. 6 is approved at the Annual Meeting, the performance-based EPOP options will be terminated and certain executives and senior officers will receive a grant of performance-based retention equity awards in 2021.

None of the average stock price hurdles for Mr. Treadway’s and Mr. Carlson’s PSUs were met in 2020.

For our NEOs who received EPOP options in 2019, the exercise price of the EPOP options was higher than the stock price as of December 31, 2020, and we did not meet the Adjusted EBITDA threshold for 2019 or 2020. This resulted in no performance-vesting options earned in 2020.

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 EXECUTIVE COMPENSATION

OUR PAY-FOR-PERFORMANCE APPROACH

The compensation programs approved by our Compensation Committee emphasize pay-for-performance over a longer-term time horizon and based on the realized value under incentive programs through the prominence of variable, at-risk compensation. AIP bonus awards and long-term equity awards are intended to ensure that total compensation reflects the overall level of success of the Company and are intended to motivate the NEOs to meet and exceed pre-established target levels of performance for each measure.

We seek to select performance metrics in our AIP and our long-term incentive program that support the Company’s strategy.

Annual Planning Cycle

The Compensation Committee generally approves annual compensation decisions for our executive officers in the first quarter of each year. The Committee’s approvals in the first quarter address target annual incentives effective as of January 1, base salary effective as of April 1, as well as equity awards that are approved in the first quarter and typically granted in the second quarter. In the timeline leading up to the annual approval of compensation decisions, the Compensation Committee undertakes a review process that spans several meetings and is intended to evaluate our approach to setting executive pay from multiple perspectives. This review begins in the third quarter of the prior year and takes into consideration our strategic business plan, market data, trends in executive compensation, the input of the Committee’s independent compensation consultant and input from stockholders, where applicable.

2020 Pay Program Outcomes

As detailed below, the 2020 outcomes of the incentive opportunities provided to our NEOs reflect our current year results as well as our focus on delivering long-term results. Specifically, the incentives earned under our 2020 AIP were below target, as our Adjusted Free Cash Flow was above target, our Adjusted EBITDA exceeded threshold and our Corporate Revenue failed to meet threshold. From a longer-term perspective, Mr. Treadway’s and Mr. Carlson’s PSUs will require significant growth in our stock price in order to vest. In addition, options granted in 2019 under the EPOP will require sustained improvement in our stock price and, in the case of performance-vesting options, significant growth in Adjusted EBITDA in order for executives to realize the targeted value of the program.

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Pay Element	2020 Outcome
AIP

•  Our executives earned incentives equal to 82.6% of target under the 2020 AIP, reflecting achievement above target for our Adjusted Free Cash Flow metric, achievement above threshold for our Adjusted EBITDA metric and below threshold performance for our Corporate Revenue metric.

RSUs

•  The RSUs granted to Mr. Treadway, Mr. Carlson and Mr. White vest in equal installments on the first three anniversaries of the grant date, conditioned on continuous service. Pursuant to the terms of his award certificate, Mr. White’s RSUs vested upon his death in August 2020.

PSUs

•  As of December 31, 2020, none of the average stock price hurdles for Mr. Treadway’s and Mr. Carlson’s PSUs had been met. The PSUs remain eligible to be earned in future years subject to achievement of the stock price hurdles and continued service over a four-year period.

•  Mr. White’s PSUs, which included performance conditions based on cumulative consolidated revenue for 2021-2022, were forfeited upon his death in August 2020.

Outstanding 2019 EPOP options

•  As of December 31, 2020, 100% of outstanding EPOP stock options issued to executives were out of the money based on the $13.40 closing price of our stock and the $18.60 exercise price for both time- and performance-vesting options.

•  0% of performance-vesting options eligible to vest based on our 2019 or 2020 performance were earned due to our failure to achieve the threshold Adjusted EBITDA goal.

•  Unearned performance-vesting options will carry forward and are eligible to be earned in future years subject to achievement of cumulative Adjusted EBITDA goals.

Outstanding 2018 PSUs

•  PSUs granted in 2018 could be earned between 0% and 200% of the granted units based on cumulative revenue for 2018-2020.

•  We failed to achieve the threshold cumulative revenue target for 2018-2020. As a result, 0% of the 2018 PSUs were earned.

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 EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION-RELATED POLICIES AND PRACTICES

We endeavor to maintain sound executive compensation policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy. The following summarizes our executive compensation and related governance policies and practices during 2020:

	What We Do	What We Don’t Do
✓	Use a Pay-for-Performance philosophy	×No backdating or spring-loading of equity awards

✓	Grant a significant portion of executive pay as at-risk	×No hedging of shares

✓	Apply “clawback” policy to awards to recover cash and equity payments from executives in certain circumstances	×No pledging of shares

✓	Require multi-year vesting for equity awards	×No guaranteed bonuses

✓	Engage regularly with stockholders on executive compensation issues	×No incentives that encourage excessive risk taking

✓	Use an independent compensation consultant	×No excessive severance or change in control agreements

✓	Require meaningful equity ownership	×No excessive perquisite practices

✓	Allocate equity awards between time- and performance-based awards	×No repricing of stock options or stock appreciation rights without stockholder approval

II. 2020 COMPENSATION ACTIONS

BASE SALARY ADJUSTMENTS

Base salaries for our NEOs are generally set at a level deemed necessary to attract and retain individuals with superior talent. In addition to considering industry and market practices, our Compensation Committee and Board of Directors annually review our NEOs’ performance. Adjustments in base salary are generally based on the factors noted above, including each NEO’s individual performance, role, scope of responsibility, experience and competitive pay practices.

After considering Mr. Edwards’ recommendations (other than with respect to his own compensation) and consistent with past practices, our Compensation Committee decided that the salary for the NEOs would remain unchanged in 2020, other than Mr. Kurk’s, which was increased to keep his base salary competitive with comparable positions.

The Compensation Committee determined that, due to the depth of their experience, Mr. Treadway’s salary would be the same as Mr. Edwards, our former CEO, and Mr. Carlson’s salary would be the same as Mr. White, our former CCO.

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 EXECUTIVE COMPENSATION

The base salaries for our NEOs as established as of April 1, 2019 and April 1, 2020 are set forth in the following table.

Name	2019 Base Salary	2020 Base Salary	Percent Increase
Charles L. Treadway(1)		$1,100,000
Alexander W. Pease	$625,000	$625,000	0.00%
John R. Carlson(2)		$575,000
Frank B. Wyatt, II	$540,000	$540,000	0.00%
Morgan C.S. Kurk	$575,000	$590,008	2.61%
Marvin S. Edwards, Jr.	$1,100,000	$1,100,000	0.00%
Frank M. Drendel	$615,000	$615,000	0.00%
Jeffrey M. White(3)		$574,992

(1) Mr. Treadway became our Chief Executive Officer in October 2020.

(2) Mr. Carlson became our Chief Commercial Officer in November 2020.

(3) Mr. White became our Chief Commercial Officer in June 2020. He passed away in August 2020.

ANNUAL INCENTIVE PLAN

Historically, the Company’s consolidated financial performance has been the primary factor used in determining payouts for our NEOs under the AIP. As described in more detail below, payouts for 2020 performance were based on the level of achievement of Adjusted EBITDA, Adjusted Free Cash Flow and Corporate Revenue goals. The Compensation Committee approves the AIP performance measures and the target award, which is expressed as a percentage of base salary for the year, for each NEO.

Our Compensation Committee determined that Adjusted EBITDA, Adjusted Free Cash Flow and Corporate Revenue were meaningful measures of the Company’s financial performance and align with the interests of our stockholders for long-term value creation. These financial measures exclude items that could have a disproportionately negative or positive impact on our results in a particular period.

Performance Metric	Weighting	Rationale
Adjusted EBITDA	60%

Measures the profitability of our business, incorporating our ability to generate revenue and manage our expenses. Adjusted EBITDA growth has historically been a key driver of long-term stockholder returns and represents the greatest weighting in our AIP.

Adjusted Free Cash Flow	30%	Measures our ability to translate earnings into cash, indicating the health of our business and allowing the Company to repay debt and invest for the future.
Corporate Revenue	10%

Measures the amount we recognize as sales to our customers, demonstrating our ability to generate organic revenue growth. Our Compensation Committee values revenue growth as a driver of long-term stockholder return.

For purpose of the AIP, Adjusted EBITDA consists of net income (loss) as reported on the Consolidated Statements of Operations, adjusted to exclude income tax expense (benefit), interest income, interest expense, other expense, net, depreciation, amortization of intangible assets,

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 EXECUTIVE COMPENSATION

restructuring costs, asset impairments, equity based compensation, transaction and integration costs and other special items that the Company believes are useful to exclude in the evaluation of operating performance from period to period because these items are not representative of the Company’s core performance.

Adjusted Free Cash Flow consists of net cash provided by operating activities, less additions to property, plant and equipment, both as reported in the Company’s Consolidated Statements of Cash Flows, increased or reduced for unusual cash items as approved by the Compensation Committee.

Corporate Revenue consists of net sales as reported on the Consolidated Statements of Operations subject to equitable adjustments related to acquisitions or divestitures as approved by the Compensation Committee.

Our Compensation Committee retains the authority to change target award percentages or performance measures, as appropriate, to account for extraordinary business circumstances that are out of the Company’s control. In addition, the Compensation Committee may, at its sole discretion, decrease the amount of an award that would otherwise be payable to a NEO.

If a change in control of the Company occurs, we will pay each participant a cash amount equal to the participant’s target award for the AIP cycle then underway (with the payout prorated to the date of the change in control). We believe this is appropriate since the impact of a change in control is unpredictable and could potentially adversely affect participant awards under the AIP.

The levels of performance required to achieve target payout were tied to our annual operating plan and represent goals that were considered achievable but difficult to accomplish.

The following tables show the weighting of each performance metric, the levels of performance required to earn threshold, target and maximum payouts, and the actual performance achieved under our AIP for the year ended December 31, 2020 for all NEOs.

Performance Metric	Weighting	Level	Threshold ($M)	Target ($M)	Maximum ($M)

Adjusted EBITDA	60%	Goal	$1,094.9	$1,368.6	$1,642.3
		% of Target Performance	80%	100%	120%
		% of Target Payout	50%	100%	210%

Adjusted Free Cash Flow	30%	Goal	$314.3	$392.9	$471.5
		% of Target Performance	80%	100%	120%
		% of Target Payout	50%	100%	210%

Corporate Revenue	10%	Goal	$9,104.0	$9,385.6	$9,948.7
		% of Target Performance	97%	100%	106%
		% of Target Payout	50%	100%	400%

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Performance Metric	Weighting	Actual Achievement ($M)	% of Target Actual Performance	% of Target Actual Payout

Adjusted EBITDA	60%	$1,215.2	88.8%	72.0%

Adjusted Free Cash Flow	30%	$415.4	105.7%	131.5%

Corporate Revenue	10%	$8,461.5	90.2%	—

Total	100%			82.6%

Based on the actual levels of achievement set forth above, our NEOs were entitled to bonus payments in amounts equal to 82.6% of their target bonus amounts. Pursuant to the terms of the AIP, bonus payouts for Messrs. Treadway, Edwards, and Drendel were prorated based upon their respective days of service in 2020. Mr. Carlson joined the Company in November 2020 and did not participate in the AIP for 2020.

	Threshold Award	Target Award	Maximum Award	Actual 2020 Award
Name	(% of 2020 Salary) (1)	(% of 2020 Salary)	(% of 2020 Salary)	% of 2020 Salary	Payout Amount

Charles L. Treadway	75.0%	150.0%	343.5%	123.94%	$340,832	(2)

Alexander W. Pease	45.0%	90.0%	206.1%	74.36%	$464,771

John R. Carlson	—	—	—	—	—

Frank B. Wyatt, II	37.5%	75.0%	171.8%	61.97%	$334,635

Morgan C.S. Kurk	42.5%	85.0%	194.7%	70.23%	$411,740

Marvin S. Edwards, Jr.	75.0%	150.0%	343.5%	123.94%	$1,027,661	(2)

Frank M. Drendel	25.0%	50.0%	114.5%	41.31%	$191,519	(2)

Jeffrey M. White(3)	42.5%	85.0%	194.7%	—	—
(1)	The threshold award reflects minimum performance of all three performance metrics (Adjusted EBITDA, Adjusted Free Cash Flow and Corporate Revenue).
(2)	Prorated pursuant to the terms of the AIP.
(3)	Mr. White passed away in August 2020. His estate did not receive a payout under our AIP. Mr. White received a $100,000 signing bonus when he joined the Company in 2020.

EQUITY INCENTIVE AWARDS

The Compensation Committee believes that key employees who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value should have a significant and on-going stake in the Company’s success. In determining equity incentive award grants, the Committee considered market practices among comparable companies as well as our compensation objectives and the desired role of equity compensation in the total compensation of our NEOs.

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MR. TREADWAY’S AND MR. CARLSON’S EQUITY INCENTIVE AWARDS

Upon hiring Mr. Treadway as our new Chief Executive Officer in October 2020, the Compensation Committee granted him 500,000 RSUs and 1,100,000 PSUs. Similarly, in December 2020, the Compensation Committee granted Mr. Carlson 80,000 RSUs and 160,000 PSUs in connection with his hiring as our new Chief Commercial Officer. The RSUs vest in equal installments over three years, conditioned upon their continued service. The PSUs vest based upon a combination of performance conditions and service conditions. The performance conditions require the achievement of various hurdles relating to the average price of our common stock over a 60-day trading period (ranging from a low of $15 and a high of $40), and the service conditions require continued service over a four-year period in order for all shares to become eligible to vest. The portion of the PSUs relating to each target price and service date will vest only if both conditions are met, and vesting will occur on the date on which the later of the two conditions is achieved. The average trading price is not required to be continuously satisfied through the applicable service date.

Target Price	Service Condition (continuous service following grant date)	Percentage of PSUs Vesting

$15	1 year	10%

$20	1.5 years	20%

$25	2 years	20%

$30	2.5 years	20%

$35	3 years	20%

$40	4 years	10%

The performance condition and the related service conditions are “cliff” requirements, and PSUs will not be earned based upon achievement of average stock prices between the various target prices or continuous service between the service condition periods. No vesting will occur with respect to any conditions that are not achieved before the fourth anniversary of the grant date.

Mr. Treadway and Mr. Carlson will not receive equity awards in 2021 and they will become eligible for additional awards beginning in 2022.

MR. WHITE’S EQUITY INCENTIVE AWARDS

Awards granted to Mr. White in connection with his hiring in 2020 consisted of 155,038 RSUs that were scheduled to vest over three years, conditioned on his continued service, and 155,038 PSUs that included performance conditions based on cumulative consolidated revenue for 2021-2022 and, to the extent earned, would vest on the third anniversary of the grant date, conditioned on his continued service. Pursuant to the terms of his award certificates, Mr. White’s RSUs became fully vested upon his death in August 2020, and his PSUs were forfeited.

2020 EPOP RESULTS

In 2019 the Compensation Committee granted front-loaded stock options under the EPOP to our senior leadership. The EPOP options are intended to replace executive equity compensation that normally would have been granted to the 2019 NEOs during the years 2019, 2020 and 2021. Mr. Treadway, Mr. Carlson and Mr. White did not join the Company until 2020 and did not receive any EPOP options.

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One-half of the EPOP options are time-based and vest in five equal installments beginning on the first anniversary of the grant date. The remaining EPOP options are performance-based and vest over five years based on pre-established annual Adjusted EBITDA goals set at the inception of the program in 2019. The Compensation Committee approved the Adjusted EBITDA goals for each year of the five performance years in advance on the grant date. These goals reflected our five-year strategic plan developed in connection with our 2019 acquisition of ARRIS. At the time of grant, the Compensation Committee considered the target goals to be rigorous and meaningful, yet achievable.

Performance-vesting options that fail to vest in a given performance year will be eligible to vest over the remainder of the five-year performance period if our cumulative Adjusted EBITDA at the end of a given performance year exceeds the sum of the Adjusted EBITDA goals for all completed performance years (cumulative vesting feature).

Each EPOP participant was eligible to earn up to 20% of the maximum number of performance-vesting options during 2020, subject to achievement of threshold, target and stretch Adjusted EBITDA goals for the year. Our actual Adjusted EBITDA performance of $1,215.2 million was below the threshold required for the 2020 performance-vesting options to be earned. Our cumulative Adjusted EBITDA for 2019-2020 of $2,512.7 million was below the cumulative threshold requirement as well. As a result, no performance-vesting EPOP options were earned in 2020.

These options are eligible to be earned in future years pursuant to the cumulative vesting feature. Due to our underachievement relative to both 2019 and 2020 Adjusted EBITDA targets, cumulative vesting for these options will require significant overachievement relative to Adjusted EBITDA goals for future years through 2023.

The EPOP options allow for potential vesting upon a participant’s qualifying retirement after March 1, 2020. Qualifying retirement for these purposes requires any termination of service (other than for cause) after attainment of age sixty with at least ten years of service with the Company. Mr. Edwards met these requirements, and upon his termination in October 2020, 20% of his time-vesting options became vested. Mr. Edwards’ performance-vesting options for the then-current performance year remained outstanding for 2020 but failed to vest based on actual performance. Mr. Drendel also had met these age and service requirements upon his retirement as an employee, but since he is still in service as a director, his continuous service has not ended and his EPOP options continue to vest pursuant to their terms. In the event of a qualifying retirement for any participant between March 1, 2021 and March 1, 2022, 40% of the time-vesting options would become vested and the performance-vesting options would remain outstanding and eligible to vest for an additional performance year, based on actual performance. For a qualifying termination after March 1, 2022, the time-vesting options would become fully vested and the performance-vesting options would remain outstanding and eligible to vest for the remainder of the performance period, based on actual performance.

For more detail on the EPOP awards, refer to our EPOP disclosure beginning on page 56 of the proxy statement filed for our 2020 Annual Meeting. If Proposal No. 6 is approved at the Annual Meeting, the performance-based EPOP options will be terminated and certain executives and senior officers will receive a grant of performance-based retention equity awards in 2021. For more detail, refer to Proposal No. 6.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

We maintain a nonqualified Supplemental Executive Retirement Plan (SERP) that is intended to provide retirement benefits to certain of our executive officers. This plan has been closed to new participants since 2005. Mr. Wyatt participates in the SERP. Messrs. Edwards and Drendel will receive

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distributions from the SERP in 2021 due to the cessation of their employment in October 2020. For additional information regarding the SERP, see below under “Nonqualified Deferred Compensation Plans for 2020.”

EMPLOYEE BENEFITS AND PERQUISITES

Our NEOs are eligible to participate in the same plans as substantially all other of our United States employees which include medical, dental, vision, short-term and long-term disability insurance, and a Health Savings Plan. We also maintain the CommScope, Inc. Retirement Savings Plan, or the 401(k) plan, in which substantially all our United States employees, including our NEOs, are eligible to participate. We currently contribute 2% of the participant’s base salary and bonus to the 401(k) plan and provide matching contributions of up to 4% of the participant’s base salary and bonus, which provides for up to a maximum of 6% of the participant’s base salary and bonus, subject to certain statutory limitations ($285,000 for 2020). In addition, we provide our NEOs with a supplemental term life insurance policy. We provide these benefits due to their relatively low cost and the high value they provide in attracting and retaining talented executives.

We operate and maintain corporate aircraft that are used primarily for business travel by our directors and executive officers. We have a written policy that sets forth guidelines and procedures regarding limited permissible personal use of this aircraft by our executive officers. CommScope, Inc. of North Carolina, a wholly-owned subsidiary of the Company, maintains an Aircraft Time Sharing Agreement with Mr. Treadway, pursuant to which Mr. Treadway has limited use of the Company’s aircraft for non-business travel. Pursuant to this agreement, Mr. Treadway must reimburse our subsidiary for the incremental expenses for each personal use flight based on the variable costs of the flight, as permitted under Federal Aviation Administration rules. A similar agreement with Mr. Drendel was in place prior to his retirement as an employee in October 2020. In addition, prior to Mr. Drendel’s retirement as an employee, our subsidiary was party to an Aircraft Dry Lease and an Aircraft Services Agreement with Little River Leasing, LLC (Little River), a limited liability company that is wholly owned by Mr. Drendel. Both agreements with Little River were terminated in 2020.

We determine the incremental cost of any personal use of our corporate aircraft based on the direct cost of use per flight, which may include aircraft fuel, oil and other additives; crew travel and lodging expense; hangar costs away from the aircraft’s base of operation; insurance obtained for the specified flight; landing fees, airport taxes and similar assessments; customs, foreign permits and similar fees directly related to the flight; in-flight catering expenses; passenger ground transportation; and flight planning and weather contract services. Because our aircraft are used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as the salaries of pilots and crew, purchase or lease costs of aircraft, hangar rent and insurance, and costs of maintenance and upkeep. We impute taxable income to the NEOs for any personal aircraft use in accordance with Internal Revenue Service regulations. We do not provide tax reimbursements, or “gross-ups”, on these amounts to executive officers.

For 2020, no NEO met or exceeded $10,000 in unreimbursed aggregate incremental costs associated with personal use of the aircraft.

DEFERRED COMPENSATION PLAN

We offer a voluntary non-qualified deferred compensation plan (DCP) that permits a group of our management, including the NEOs, to defer up to 90% of their annual compensation (including base salary, AIP and Sales Incentive Plan (SIP) awards). For additional information regarding the DCP, see below under “Nonqualified Deferred Compensation.”

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EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL ARRANGEMENTS

Mr. Treadway has an employment agreement, and each of Messrs. Pease, Carlson, Wyatt and Kurk has a severance protection agreement. The employment agreements entitle the executives to certain compensation and benefits, and both the employment agreements and severance protection agreements entitle the executives to receive certain payments and benefits upon a qualifying termination of employment, including a qualifying termination of employment in connection with a change in control of the Company. Each of Messrs. Edwards and Drendel received severance payments and benefits under their employment agreements in connection with the cessation of their employment in 2020. The employment and severance protection agreements are described below under “—Potential Payments upon Termination or Change in Control.”

III. EXECUTIVE COMPENSATION PHILOSOPHY AND ELEMENTS

We intend for our NEOs’ total compensation to reflect our pay-for-performance compensation philosophy. This philosophy includes both compensating our NEOs competitively when we meet or out-perform our goals as well as placing large portions of their compensation at-risk based on both the Company’s financial performance and our stock price performance. This assures that the financial incentives of our executives are in alignment with the interests of our stockholders. Furthermore, by delivering a significant portion of compensation in the form of at-risk incentives (including equity compensation), the compensation realized by our NEOs will be reduced if the Company does not achieve performance goals.

The principal objectives of our NEO compensation include the following:

•	Competitive pay – providing compensation opportunities that enable us to attract superior talent in a highly competitive industry and retain key employees by rewarding outstanding achievement.

•

Pay-for-performance – creating incentives that reward management for outstanding financial results that our Compensation Committee believes will enhance near-term performance and drive sustainable performance over the longer term.

•

Alignment with stockholders – aligning our executives’ interests with those of our stockholders through our pay-for-performance philosophy and by encouraging our executives to have a meaningful equity stake in the Company.

IV. 2020 COMPENSATION DECISION-MAKING PROCESS

DETERMINATION OF COMPENSATION AWARDS

Our Compensation Committee has the primary authority to determine and approve the compensation of our NEOs. The Committee is charged with reviewing our executive compensation policies and practices annually to ensure that the total compensation of our NEOs is fair, reasonable, competitive to our peers, and commensurate with the level of expertise and experience of our NEOs. To aid our Compensation Committee in making its determinations, our Chief Executive Officer provides recommendations to our Compensation Committee regarding the compensation of all officers who report directly to him.

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Our Compensation Committee reviews and approves the total amount of compensation for our NEOs and the allocation of total compensation among each of the components of compensation based principally on the following factors:

•	Their compensation levels from prior years

•	Individual and Company performance

•	Each executive’s scope of responsibility and experience

•	The Compensation Committee’s judgment and general industry knowledge obtained through years of service with comparably-sized companies in our industry and other similar industries

•	Changes in the Company’s size or strategic position

•	Input about competitive market practices from the Compensation Committee’s independent compensation consultant

•	Feedback received from stockholders

We believe that direct ownership in CommScope provides our NEOs with a strong incentive to increase the value of the Company. We encourage equity ownership by our NEOs and other employees through direct stock holdings and the award of various equity-based awards. We believe that equity awards granted to our NEOs substantially align their interests with those of our stockholders. In addition, we maintain formal stock ownership guidelines. See the “Stock Ownership Guidelines” section below for more information.

ROLE OF THE COMPENSATION CONSULTANT

The Compensation Committee relies on its independent compensation consultant to provide advice on matters relating to the compensation of our executives and non-employee directors. Compensia, a national compensation consulting firm, has served in this capacity since 2016.

A representative of Compensia attended all Compensation Committee meetings in 2020 and provided the following assistance to the Compensation Committee:

•	Analyzed the compensation levels and practices of the companies in our compensation peer group

•	Reviewed the competitiveness of compensation of our NEOs including base salary, annual cash awards and long-term incentive awards

•	Reviewed and provided input on the design of the annual and long-term incentives provided to our NEOs and other executives

•	Reviewed the competitiveness of compensation of our non-employee directors

•	Reviewed and provided input on the CD&A section of our Proxy Statement

•	Provided support in connection with the amendment of our 2019 Long -Term Incentive Plan

•	Provided ad hoc advice and support

Compensia reports directly to the Compensation Committee and provided no services to us other than the consulting services to the Committee. The Compensation Committee reviews the objectivity and independence of the advice provided by Compensia. In 2020, the Committee considered the specific independence factors adopted by the Commission and the NASDAQ Global Select Market and determined that Compensia is independent and that its work did not raise any conflicts of interest.

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COMPENSATION PEER GROUP

In 2019, with the assistance of Compensia, the Compensation Committee developed and approved a compensation peer group as a source of competitive market data for evaluating the compensation of our executive officers and to support pay decisions for 2020, which included base salary, AIP targets, the EPOP award issued in 2019, and the equity awards granted to Mr. Treadway and Mr. Carlson in 2020. The compensation peer group consisted of 15 companies based on our selection criteria in 2019.

Compensation Peer Group
Amphenol Corporation	NCR Corporation
Corning Inc.	NetApp, Inc.
Fortive Corporation	Rockwell Automation, Inc.
Hubbell Inc.	Seagate Technology
Jabil Inc.	TE Connectivity Limited
Juniper Networks, Inc.	Western Digital
Keysight Technologies	Zebra Technologies, Inc.
Motorola Solutions, Inc

Companies included in this peer group were identified based primarily on the following target selection criteria:

•	Companies with a status as an independent, publicly traded company

•	Companies with revenue between approximately 0.33 times to 3.0 times our revenue on a trailing twelve-month basis

•	Companies with enterprise value between approximately 0.33 times to 3.0 times our enterprise value

•	Companies with a similar industry profile, prioritizing direct competitors and companies that operate in the Communications Equipment sector

Companies included in the peer group did not need to meet all of the selection criteria above. Our Compensation Committee evaluated each company against all selection criteria in order to identify a peer group that, as a whole, was considered to be a strong representation of our competitive market for talent.

When evaluating executive compensation relative to practices among our peers, the Compensation Committee generally seeks to align with the market median.

We supplement information from the peer group public filings with data from the Radford Global Technology Survey. The data from this research, which is provided annually by Compensia, is a factor in determining executive compensation, as described above. While peer group and other market research data provides the framework for our compensation decisions, adjustments are also made by the Compensation Committee on an individual basis to account for individual performance and each executive’s scope of responsibility and experience.

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V. OTHER COMPENSATION POLICIES

COMPENSATION RECOUPMENT (“CLAWBACK”) POLICY

We have a compensation recoupment policy that provides that in the event of an accounting restatement due to material noncompliance with financial reporting requirements, the Company will, as directed by the Compensation Committee in its discretion, require executive officers to reimburse compensation in an amount deemed appropriate by the Compensation Committee. The policy applies to executive officers of the Company, including our NEOs, who, at any time during the three-year period preceding the accounting restatement, received payment of non-equity incentive compensation or realized compensation from equity incentive awards, based on the erroneous financial data.

ANTI-HEDGING AND ANTI-PLEDGING POLICIES

We have an Insider Trading policy to guide our employees and directors in complying with securities laws and avoid the appearance of improper conduct. Our policy specifically prohibits directors and employees, including our NEOs, from entering into hedging or monetization transactions involving CommScope securities such as covered calls, collars and forward sale contracts, and from purchasing CommScope securities on margin, holding CommScope securities in a margin account or pledging CommScope securities. In addition, all our Section 16 officers and directors, and certain other designated employees, are prohibited from trading in exchange traded options of CommScope securities.

STOCK OWNERSHIP GUIDELINES

We maintain stock ownership guidelines for our executive officers and the non-employee members of our Board of Directors. These guidelines were established to align with industry practice and to affirm to stockholders that our executives and directors have a meaningful long-term position in the Company and a longer-term view of its performance. The following table summarizes our stock ownership guidelines, which were based on market and peer group data and were adopted following consultation with the Compensation Committee’s independent compensation consultant.

Multiple of Salary Target
CEO	5x annual base salary
Chairman & CFO	3x annual base salary
Designated Executive Officers	2x annual base salary
Non-Employee Directors	5x base cash retainer (excluding committee fees)

The value of an executive’s or non-employee director’s stock ownership is measured as of December 31 of each year by reference to the 30-day average closing price of our stock on the Nasdaq Stock Market and using each individual’s base salary or base retainer then in effect.

Current and new executive officers and non-employee directors who are subject to these guidelines are expected to satisfy them by the end of the calendar year following the fifth anniversary of (i) the guidelines’ January 1, 2017 effective date or (ii) such later date that a Participant becomes subject to the Guidelines and to hold at least such minimum value in shares of our common stock, RSUs or intrinsic value of vested stock options for so long as applicable. All our executive officers and directors have met or are on track to meet their ownership requirements within the applicable five-year period.

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VI. COMPENSATION TABLES

SUMMARY COMPENSATION TABLE FOR 2020

The following table provides information regarding the compensation that we paid our NEOs for services rendered during the fiscal years ended December 31, 2020, 2019 and 2018.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)

Charles L. Treadway President, Chief Executive Officer and Director	2020	275,000	—	8,580,600	—	340,832	—	5,629	9,202,061

Alexander W. Pease Executive VP and Chief Financial Officer	2020	625,000	—	—	—	464,771	—	17,616	1,107,387
	2019	625,000	—	—	2,944,897	166,494	—	17,160	3,753,551
	2018	468,750	—	999,995	499,994	149,964	—	5,838	2,124,541

John R. Carlson Senior VP and Chief Commercial Officer	2020	71,875	—	2,057,760	—	—	—	1,503	2,131,138

Frank B. Wyatt, II Senior VP, Chief Legal Officer/General Counsel and Secretary	2020	540,000	—	—	—	334,635	45,879	120,311	1,040,825
	2019	540,000	—	—	1,860,221	118,465	26,185	87,930	2,632,801
	2018	535,000	—	599,944	299,991	140,954	28,659	90,753	1,695,301

Morgan C.S. Kurk Executive VP and Chief Technology Officer	2020	586,256	—	—	—	411,740	—	17,616	1,015,612
	2019	575,000	950	—	2,015,088	153,174	—	17,160	2,761,372
	2018	575,000	—	999,983	499,989	183,956	—	60,425	2,319,353

Marvin S. Edwards, Jr. Former President and Chief Executive Officer	2020	829,167	—	—	—	1,027,661	97,426	972,200	2,926,454
	2019	1,100,000	—	—	12,088,716	517,110	54,686	231,526	13,992,038
	2018	1,091,250	—	4,666,591	2,333,323	513,406	58,843	229,932	8,893,345

Frank M. Drendel Former Chairman of the Board of Directors	2020	463,580	—	—	—	191,519	153,582	142,656	951,337
	2019	615,000	—	—	1,860,221	96,371	89,914	95,650	2,757,156
	2018	610,000	1,100	746,633	373,330	114,796	101,366	97,863	2,045,088

Jeffrey M. White Former Chief Commercial Officer	2020	95,832	100,000	3,199,984	—	—	—	4,983	3,400,799

(1)

Salary reported may differ from the annual base salary rate set for the year due to the fact that changes in base salary were effective on April 1 as was the case for Mr. Kurk or because the employee was not employed for the full year as was the case for Mr. Treadway, Mr. Carlson, Mr. Edwards, Mr. Drendel and Mr. White.

(2)	Amounts represent payments for signing bonus in 2020 for Mr. White, service award (10 years) and patent award in 2019 for Mr. Kurk, and service award in 2018 for Mr. Drendel (45 years).
(3)

Amounts represent the grant date fair value of equity awards, which was computed in accordance with FASB ASC Topic 718 without regard to estimated forfeitures related to service-based vesting conditions. Refer to Note 15 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 for information regarding the assumptions used to value these awards. The grant date fair value of the EPOP stock option awards considered the target number of units awarded to each NEO and the anticipated performance outcome as of the grant date. Assuming that the highest level of performance conditions is achieved, the grant date fair values of the 2019 EPOP stock option awards increase by, $980,659 for Mr. Pease, $619,459 for Mr. Wyatt, $671,030 for Mr. Kurk, $4,025,575 for Mr. Edwards and $619,459 for Mr. Drendel.

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(4)	Amounts represent AIP bonus payments by performance year. The AIP bonus payments for our NEOs in 2020, 2019 and 2018 were 82.6%, 31.3%, and 37.6% of target, respectively.
(5)	Amounts represent the portion of the aggregate earnings under the SERP that are “above market”.
(6)	The following table shows all amounts included in the “All Other Compensation” column for 2020 for each NEO:

	All Other Compensation
Name	Company Contribution to 401(k) Plan ($)	Company Contribution under Nonqualified Deferred Compensation Plans ($)	Life Insurance Premiums ($)	Vacation Payout ($)	Severance Payment ($)(a)	Director Fees Earned or Paid in Cash ($)(b)	Total ($)

Charles L. Treadway	5,500	—	129	—	—	—	5,629

Alexander W. Pease	17,100	—	516	—	—	—	17,616

John R. Carlson	1,438	—	65	—	—	—	1,503

Frank B. Wyatt, II	17,100	102,695	516	—	—	—	120,311

Morgan C.S. Kurk	17,100	—	516	—	—	—	17,616

Marvin S. Edwards, Jr.	17,100	257,041	172	76,415	621,472	—	972,200

Frank M. Drendel	17,100	76,782	108	26,166	—	22,500	142,656

Jeffrey M. White	4,875	—	108	—	—	—	4,983

(a)

Amounts represent the severance paid to Mr. Edwards in 2020. Additional severance amounts for Mr. Edwards and Mr. Drendel are contingent upon continuing compliance with restrictive covenants. See below discussion under the headings “—Employment Agreement with Mr. Edwards” and “—Employment Agreement with Mr. Drendel.”

(b)	Mr. Drendel was appointed Chairman Emeritus upon his retirement as an employee of the Company and earned director compensation for the fourth quarter of 2020.

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GRANTS OF PLAN-BASED AWARDS IN 2020

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of	Grant Date Fair Value of Stock and
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)			Option Awards ($/sh)	Option Awards ($)

Charles L. Treadway
2020 AIP(2)		206,250	412,500	944,625	—	—	—	—	—	—	—
2020 RSU(3)	10/1/2020	—	—	—	—	—	—	500,000	—	—	4,515,000
2020 PSU(4)	10/1/2020	—	—	—	—	1,100,000	—	—	—	—	4,065,600

Alexander W. Pease
2020 AIP(2)		281,250	562,500	1,288,125	—	—	—	—	—	—	—

John R. Carlson
2020 AIP(2)		—	—	—	—	—	—	—	—	—	—
2020 RSU(3)	12/1/2020	—	—	—	—	—	—	80,000	—		974,400
2020 PSU(4)	12/1/2020	—	—	—	—	160,000	—	—	—	—	1,083,360

Frank B. Wyatt, II
2020 AIP(2)		202,500	405,000	927,450	—	—	—	—	—	—	—

Morgan C.S. Kurk
2020 AIP(2)		249,159	498,318	1,141,147	—	—	—	—	—	—	—

Marvin S. Edwards, Jr.
2020 AIP(2)		825,000	1,650,000	3,778,500	—	—	—	—	—	—	—

Frank M. Drendel
2020 AIP(2)		153,750	307,500	704,175	—	—	—	—	—	—	—

Jeffrey M. White(5)
2020 AIP(2)		142,550	285,100	652,879	—	—	—	—	—	—	—
2020 RSU(3)	6/1/2020	—	—	—	—	—	—	155,038	—	—	1,599,992
2020 PSU(5)	6/1/2020	—	—	—	77,519	155,038	310,076	—	—	—	1,599,992

(1)	The equity awards granted on June 1, 2020, October 1, 2020 and December 1, 2020 were approved by the Compensation Committee on May 5, 2020, September 29, 2020 and October 30, 2020, respectively.
(2)

Reflects the range of awards that could potentially have been earned during 2020 under our AIP. The “Threshold” column represents the minimum amount payable when threshold performance is met for all three performance metrics. The amounts actually earned are included under the column entitled “ —Non-Equity Incentive Plan Compensation” in our Summary Compensation Table for 2020

(3)

Reflects RSUs granted in 2020. The awards granted to Mr. Treadway and Mr. Carlson vest in equal installments over three years beginning on October 1, 2021 and December 1, 2021, respectively. The award granted to Mr. White on June 1, 2020 would have vested equally over three years beginning June 1, 2020 but was accelerated in August 2020 upon his death.

(4)

Reflects potential share payouts with respect to PSUs (Stock Price metric) granted in 2020 at target. The “Target” column represents the amount payable (100% of target payout) if the specified targets are reached. The performance conditions require the achievement of various hurdles relating to the average price of our common stock over a 60-day trading period (ranging from a low of $15 and a high of $40), and the service conditions require continued service over a four-year period.

(5)

Reflects potential share payouts with respect to PSUs (Revenue metric) granted in 2020 at threshold, target, and maximum. The “Threshold” column represents the minimum amount payable (50% of target payout) when threshold performance is met. The “Target” column represents the amount payable (100% of target payout) if the specified performance targets are reached. The “Maximum” column represents the maximum amount payable (200% of target payout). These shares were forfeited due to the death of Mr. White in August 2020.

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NARRATIVE SUPPLEMENT TO SUMMARY COMPENSATION TABLE FOR 2020 AND GRANTS OF PLAN BASED AWARDS IN 2020 TABLE

The terms of our cash incentive plans and equity incentive awards are described under “—2020 Compensation Actions” above, our employment and severance agreements are described under “—Potential Payments upon Termination or Change in Control—Employment and Severance Protection Agreements” below, and our nonqualified deferred compensation plans are described under “—Nonqualified Deferred Compensation for 2020” below.

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020

The following table provides information regarding outstanding stock options and stock awards held by our NEOs as of December 31, 2020.

	Option Awards							Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(1)	Option Exercise Price ($)	Option Expiration Date (3)	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)

Charles L. Treadway	10/1/2020	—		—	—	—	—	500,000	6,700,000	1,100,000	14,740,000

Alexander W. Pease	4/2/2018	21,944	(1)	10,972	—	39.46	4/2/2028	4,224	56,602	—	—
	5/15/2019	48,680	(1)	194,720	60,850	18.60	5/15/2029	—	—	—	—

John R. Carlson	12/1/2020	—		—	—	—	—	80,000	1,072,000	160,000	2,144,000

Frank B. Wyatt, II	2/24/2015	17,610	(2)	—	—	30.76	2/24/2025	—	—	—	—
	2/23/2016	20,365	(2)	—	—	24.94	2/23/2026	—	—	—	—
	2/27/2017	19,096	(2)	—	—	37.97	2/27/2027	—	—	—	—
	3/1/2018	13,476	(1)	6,739	—	38.34	3/1/2028	2,608	34,947	—	—
	5/15/2019	30,750	(1)	123,000	38,438	18.60	5/15/2029	—	—	—	—

Morgan C.S. Kurk	2/24/2015	12,409	(2)	—	—	30.76	2/24/2025	—	—	—	—
	2/23/2016	14,077	(2)	—	—	24.94	2/23/2026	—	—	—	—
	2/27/2017	16,974	(2)	—	—	37.97	2/27/2027	—	—	—	—
	3/1/2018	22,461	(1)	11,231	—	38.34	3/1/2028	4,347	58,250	—	—
	5/15/2019	33,310	(1)	133,240	41,638	18.60	5/15/2029	—	—	—	—

Marvin S. Edwards, Jr.	2/24/2015	94,088	(2)	—	—	30.76	2/24/2025	—	—	—	—
	2/23/2016	110,833	(2)	—	—	24.94	2/23/2026	—	—	—	—
	2/27/2017	148,525	(2)	—	—	37.97	2/27/2027	—	—	—	—
	3/1/2018	135,394	(2)	—	—	38.34	3/1/2028	—	—	—	—
	5/15/2019	399,660	(2)	—	99,915	18.60	5/15/2029	—	—	—	—

Frank M. Drendel	1/26/2011	639,678	(2)	—	—	5.74	1/26/2021	—	—	—	—
	2/24/2015	27,673	(2)	—	—	30.76	2/24/2025	—	—	—	—
	2/23/2016	31,033	(2)	—	—	24.94	2/23/2026	—	—	—	—
	2/27/2017	23,764	(2)	—	—	37.97	2/27/2027	—	—	—	—
	3/1/2018	16,771	(1)	8,386	—	38.34	3/1/2028	3,246	43,496	—	—
	5/15/2019	30,750	(1)	123,000	38,438	18.60	5/15/2029	—	—	—	—

Jeffrey M. White	—	—		—	—	—	—	—	—	—	—

(1)

Represents options granted in 2018 and 2019. The 2018 options vest and become exercisable, subject to the continued employment of the NEO, annually over three years beginning on the first anniversary of the grant date, except with respect to Mr. Pease’s 2018 grant, which was granted at the start of his employment on April 2, 2018 and began vesting and became exercisable on March 1, 2019, concurrent with the other NEOs. The 2019 options were granted under the EPOP with 50% of

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the award vesting in equal installments over five years subject to the continued employment of the NEO (beginning on the anniversary of the grant date). The remaining 50% of the options granted under the EPOP, which is represented at threshold performance, vests based on achievement of pre-established Adjusted EBITDA goals for each year through 2023. Awards potentially may vest in connection with a qualifying retirement.
(2)	Represents options which were fully vested as of December 31, 2020.
(3)	The options expire on the tenth anniversary of the date of grant.
(4)

Represents RSUs granted in 2018 and 2020. The RSUs vest, subject to the continued employment of the NEO, annually over three years beginning on the first anniversary of the grant date, except with respect to Mr. Pease’s 2018 grant, which was granted at the start of his employment on April 2, 2018 and vested beginning on March 1, 2019, concurrent with the other NEOs.

(5)

Represents the PSUs granted to Mr. Treadway and Mr. Carlson in 2020 at the start of employment. These PSUs vest based upon a combination of achievement of various stock price hurdles (ranging from a low of $15 and a high of $40) and continued service over a four-year period.

OPTION EXERCISES AND STOCK VESTED FOR 2020

The following table provides information concerning the exercise of stock options and vesting of stock awards during the year ended December 31, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Charles L. Treadway	—	—	—	—

Alexander W. Pease	—	—	8,197	90,249

John R. Carlson	—	—	—	—

Frank B. Wyatt, II	—	—	7,695	84,116

Morgan C.S. Kurk	—	—	10,777	118,116

Marvin S. Edwards, Jr.	1,389,033	6,494,283	59,849	654,226

Frank M. Drendel	95,334	442,426	9,577	104,689

Jeffrey M. White	—	—	155,038	1,499,217

NONQUALIFIED DEFERRED COMPENSATION FOR 2020

The Nonqualified Deferred Compensation table reflects information about the SERP and DCP for 2020.

SERP

The SERP is an unfunded defined contribution type retirement plan maintained for the benefit of a select group of our management and/or highly compensated employees. The SERP provides for an annual credit by the Company to each participating NEO’s account in an amount equal to 5% of such participant’s base salary and AIP bonus for the respective year up to a cap (which in 2020 was $285,000), plus 15% of the amount in excess of the cap. Equity-based compensation is not taken into account for purposes of the SERP. In addition to annual contributions, participants’ accounts generally accrue interest each year. We review the interest rate annually and set the interest rate for 2020 at 5%. There have been no participants added to the SERP since 2005.

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There are generally no payments to participants from the SERP until retirement at age 55 or older with at least 10 years of service, or at age 65 without regard to any service requirement. Pursuant to the terms of the SERP, a participant generally will receive the full value of his or her account balance upon the participant’s termination or resignation for any reason once eligible for retirement. However, participants (or participant’s beneficiaries, in the case of a participant’s death) may also receive benefits prior to retirement in the following situations: (1) if the participant dies before retirement; (2) if the participant experiences a disability (as defined in the SERP) before beginning to receive any SERP benefits; (3) if the participant’s employment is involuntarily terminated, for reasons other than for cause; or (4) if the participant terminates employment for any reason other than for cause within two years after a change in control of the Company. Payment to the SERP participants generally occurs the first day of the seventh month following separation from service, except that payments resulting from termination following a change in control or terminations due to disability are paid as soon as practicable following such termination.

Mr. Wyatt is vested in his SERP account and eligible for retirement and would receive his account balance if his employment is terminated for any reason. Messrs. Edwards and Drendel are vested in their SERP accounts and eligible for retirement, and they will receive their account balance in May 2021 due to their cessation of employment in October 2020.

DCP

The DCP permits a select group of our management, including the NEOs, to defer up to 90% of their compensation (including base salary and AIP or SIP bonus payments). Participants may direct the amounts credited to their accounts to one or more notional investments that are substantially the same as the investment offerings provided under our 401(k) plan. Participants’ accounts are 100% vested at all times and we do not provide matching or other Company contributions to the DCP. In general, a participant may elect to receive a distribution in a lump sum or annual installments over a period of two to ten years, which distribution will commence, per the participant’s election, as follows:

•

For deferrals attributable to any period on or before December 31, 2016, as soon as practical following (i) the participant’s separation from service, or (ii) the earlier of (A) a specific date which occurs no earlier than two years from the end of the year in which the compensation is credited, or (B) the date of his or her separation (provided that if separation is due to retirement, payments will commence as of the elected specified date).

•

For deferrals attributable to any period on or after January 1, 2017, as soon as practical following (i) the first day of the seventh month after the participant’s separation from service, (ii) the earlier of (A) a specific date which occurs no earlier than two years, and no later than five years, from the end of the year in which the compensation is credited, or (B) the first day of the seventh month after his or her separation (provided that if separation is due to retirement, payments will commence as of the elected specified date), or (iii) a specified interval of one to five years following his or her separation (provided that this payment election is only available with respect to lump sum payments).

Upon a participant’s death or disability, or upon the occurrence of a change in control of the Company, the participant’s entire balance will be paid to him or her (or the participant’s estate or beneficiary, as applicable) in a lump sum.

Mr. Edwards will receive various distributions of his DCP account balance beginning April 2021 and ending April 2025 as a result of his employment termination in October 2020.

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The following table depicts the value of benefits accumulated by our NEOs under the SERP and DCP as of December 31, 2020.

NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Plan	Executive contributions in last fiscal year(1)($)	Registrant contributions in last fiscal year(2)($)	Aggregate earnings in last fiscal year(3)($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year end(4)($)
Charles L. Treadway	DCP	—	—	—	—	—

Alexander W. Pease	DCP	—	—	—	—	—

John R. Carlson	DCP	—	—	—	—	—

Frank B. Wyatt, II	SERP	—	102,695	95,185	—	2,101,590
	DCP	—	—	—	—	—

Morgan C.S. Kurk	DCP	—	—	140,437	—	738,825

Marvin S. Edwards, Jr.	SERP	—	257,041	202,128	—	4,501,727
	DCP	—	—	402,178	—	3,742,844

Frank M. Drendel	SERP	—	76,782	318,634	—	6,768,092
	DCP	—	—	—	—	—

Jeffrey M. White	DCP	—	—	—	—	—

(1)

Reflects executive contributions made in 2020 for salary deferral and executive contributions to be made for deferral of 2020 AIP bonus payments as included in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

(2)

Registrant contributions to the SERP are equal to 5% of participant’s base salary and AIP bonus payment up to a cap (which in 2020 was $285,000), plus 15% of the amount in excess of the cap. Contributions to the SERP are included in the Summary Compensation Table in the “All Other Compensation” column. The Company does not provide matching or other Company contributions to the DCP.

(3)

With respect to the SERP, the portion of the aggregate earnings that are “above market” is included in the Summary Compensation table in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column.

(4)	Includes amounts that were reported in the Summary Compensation Table for 2020, 2019 and 2018.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EMPLOYMENT AND SEVERANCE PROTECTION AGREEMENTS

Each of our NEOs is party to an employment agreement or severance protection agreement that entitles him or her to receive certain payments upon a qualifying termination of employment.

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Employment Agreement with Mr. Treadway

We are party to an employment agreement with Mr. Treadway. His agreement is on a three-year term, automatically renewing for twelve months each year following the initial term, unless either party gives 60 days’ written notice of non-renewal. Pursuant to the agreement, in the event Mr. Treadway’s employment is terminated by the Company for any reason other than for cause or disability or by Mr. Treadway for good reason, in each case regardless of whether a change in control has occurred, Mr. Treadway will be entitled to receive his accrued compensation and each of the following:

•

severance pay of two times the sum of (A) his then current base salary, and (B) his target annual bonus under the AIP, payable in equal monthly installments over two years (the Termination Benefits Period) or, upon termination within twenty-four months following a change in control, in a lump sum;

•

a prorated bonus under the AIP for the fiscal year in which his termination of employment occurs, based on actual performance and payable at the same time the Company pays bonuses to its other executive officers; and

•

a cash payment equal to the cost we would have incurred had he continued group medical, dental, vision and/or prescription drug benefit coverage for himself and his eligible dependents for twenty-four months, payable in periodic installments in accordance with our payroll practice.

For purposes of Mr. Treadway’s agreement, “good reason” includes a material reduction in base salary or target bonus, a material diminution in title or responsibilities as CEO, any change in reporting structure such that Mr. Treadway no longer reports directly to the Board of Directors, or a material breach of the agreement.

If Mr. Treadway’s employment is terminated by the Company for cause or disability, by reason of his death or by the executive other than for good reason, we will pay to the executive his accrued compensation. In addition, in the event of Mr. Treadway’s death, his estate will be entitled to receive a prorated bonus under the AIP for the fiscal year in which his death occurs, payable at the same time the Company pays bonuses to its other executive officers and based on actual performance.

Severance Protection Agreements with Messrs. Pease, Carlson and Kurk

We are also party to a severance protection agreement with each of Mr. Pease, Mr. Carlson and Mr. Kurk. Each agreement is on a two-year term automatically renewing on January 1 of each year unless the Company or the executive gives notice of non-renewal at least ninety (90) days prior to such date, except that the term may not expire prior to 24 months following a change in control of the Company (as defined in the agreement). Pursuant to the agreement, in the event that the executive’s employment is terminated within 24 months after a change in control of the Company (i) by the Company for any reason other than for cause or disability or (ii) by the executive for good reason (which definition includes, among other things, an adverse change in status or duties and a reduction in salary), the executive will be entitled to receive accrued compensation and each of the following:

•

severance pay of one times base salary for Mr. Carlson and Mr. Kurk or, for Mr. Pease, equal to two times the sum of (A) the executive’s then current base salary, and (B) target annual bonus under the AIP for the year in which the termination occurs or for the immediately preceding year, if the target bonus for the year in which the termination occurs has not been approved at the time of termination;

•	a prorated bonus for the fiscal year in which the termination occurs, based on the actual bonus that would have been payable to the executive for the year in which the termination occurs; and

•	payment for continuation of the executive’s and his or her dependents’ health benefits under COBRA for 12 months (the Termination Benefits Period).

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If the executive’s employment is terminated by the Company within 24 months after a change in control for disability or by reason of death, the executive will receive a pro rata bonus for the year of termination, based on the actual bonus that would have been payable to the executive for the year in which the termination occurs.

Further, if the executive’s employment is terminated by the Company other than for cause at any time prior to the date of a change in control of the Company and such termination (i) occurred after we entered into a definitive agreement, the consummation of which would constitute a change in control of the Company or (ii) the executive reasonably demonstrates that such termination was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a change in control, such termination will be deemed to have occurred after a change in control.

Severance Protection Agreement with Mr. Wyatt

We are also party to a severance protection agreement with Mr. Wyatt. This severance protection agreement is on a 1-year term automatically renewing on January 1 of each year unless the Company or Mr. Wyatt gives notice of non-renewal at least ninety (90) days prior to such date, except that the term may not expire prior to 24 months following a change in control of the Company (as defined in the agreement). Pursuant to the agreement, in the event Mr. Wyatt’s employment is terminated within 24 months after a change in control of the Company (i) by the Company for any reason other than for cause or disability or (ii) by Mr. Wyatt for good reason (which definition includes, among other things, an adverse change in status or duties, a reduction in salary or benefits, and a relocation of Mr. Wyatt’s place of employment by more than twenty-five miles), Mr. Wyatt will be entitled to receive accrued compensation and each of the following:

•

severance pay of one and one-half times Mr. Wyatt’s then current base salary plus one and one-half times the target annual incentive payable to Mr. Wyatt under the AIP for the fiscal year immediately preceding the year of termination of employment;

•

a prorated bonus under the AIP for the year in which his termination occurs, based on the actual bonus paid or payable to Mr. Wyatt under the AIP in respect of the year immediately preceding the year of termination of employment;

•	continuation of Mr. Wyatt’s and his dependents’ and beneficiaries’ life insurance, disability, medical, dental and hospitalization benefits for 18 months (the Termination Benefits Period);

•

if, at the end of the Termination Benefits Period, Mr. Wyatt is not employed by another employer (including self-employment), then for six months (or his earlier re-employment with another entity) he will receive (i) an additional monthly payment equal to one-twelfth of his then current base salary plus one-twelfth of the target annual incentive payable to Mr. Wyatt for the year immediately preceding the year of termination of employment, and (ii) continuation of the benefits discussed in the bullet above (provided that such benefits will not cease upon re-employment unless Mr. Wyatt obtains such coverage or benefits pursuant to the subsequent employer’s benefit plans); and

•

reimbursement for (i) outplacement assistance services (up to 25% of the sum of Mr. Wyatt’s then-current year salary and prior year target bonus), (ii) tax and financial planning assistance (up to $2,000) and (iii) relocation expenses under certain circumstances.

If Mr. Wyatt’s employment is terminated by the Company within 24 months after a change in control of the Company for cause or disability, by reason of his death or by Mr. Wyatt other than for good reason, we will pay to Mr. Wyatt his accrued compensation and any earned but unpaid bonus or incentive compensation. In addition, in the case of a termination of employment by the Company for disability or due to Mr. Wyatt’s death, he will receive a pro rata bonus for the year of termination based on the actual bonus paid or payable to Mr. Wyatt under the AIP in respect of the year immediately preceding the year of termination.

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Further, if Mr. Wyatt’s employment is terminated by the Company other than for cause at any time prior to the date of a change in control of the Company and such termination (i) occurred after we entered into a definitive agreement, the consummation of which would constitute a change in control of the Company or (ii) Mr. Wyatt reasonably demonstrates that such termination was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a change in control of the Company, such termination will be deemed to have occurred after a change in control.

The severance protection agreement with Mr. Wyatt provides for a gross-up payment by the Company in the event that the total payments the executive receives under the agreement, or otherwise (for example, due to accelerated vesting of equity), are subject to the excise tax under Section 4999 of the Internal Revenue Code. In such an event, we will pay an additional amount so that Mr. Wyatt is made whole on an after-tax basis from the effect of the excise tax.

Employment Agreement with Mr. Edwards

Mr. Edwards was party to an Employment Agreement prior to his separation. Pursuant to the terms of his agreement, upon his termination, and conditioned upon his execution of a separation agreement containing a general release of claims, he received (i) severance in an aggregate amount equal to $6,187,500, payable over a thirty-month period, (ii) a pro rata 2020 AIP bonus equal to $1,027,661, and (iii) payment equal to the employer portion of COBRA coverage for a period of twenty-four months. In addition, pursuant to the terms of his equity award agreements, a pro rata portion of his 2018 stock options (30,573 options) and a pro rata portion of his time-vesting 2019 EPOP options (199,830 options) became vested upon his termination. Mr. Edwards’ remaining unvested options (1,620,478 options), RSUs (20,286 RSUs) and PSUs (30,429 PSUs) have been forfeited. Mr. Edwards remains subject to the restrictive covenants under his Employment Agreement, including a thirty-month non-compete and non-solicitation covenant.

Employment Agreement with Mr. Drendel

Mr. Drendel was party to an Amended and Restated Employment Agreement prior to his retirement as an employee. Pursuant to the terms of his agreement, upon his retirement, and conditioned upon his execution of a separation agreement containing a general release of claims, he received (i) severance in an aggregate amount equal to $1,845,000, payable in a single lump sum in May 2021, (ii) a pro rata 2020 AIP bonus equal to $191,519, and (iii) payment equal to the employer portion of COBRA coverage for a period of twenty-four months. Because Mr. Drendel remains in service as a director of CommScope, his outstanding equity awards remain outstanding and eligible to vest. Upon his retirement as an employee, Mr. Drendel did not receive the initial equity award typically granted to new non-employee directors, but he will receive a prorated cash retainer for the remainder of the board year, paid in quarterly installments of $22,500 on October 1, 2020, January 1, 2021, and April 1, 2021, provided that he remains on the Board. He will be eligible to participate fully in our director compensation program for service on the Board, including the annual equity award, starting with the Annual Meeting. Mr. Drendel remains subject to the restrictive covenants under his Employment Agreement, including a five-year non-compete and non-solicitation covenant.

Severance Policy

We maintain a general severance policy that applies to all United States and Canada based employees. Pursuant to this policy, employees may receive severance benefits and a COBRA or Retirement Health supplement in the event of an involuntary separation due to a reduction in force, lack of work, closure of a facility or position elimination. No severance benefits are paid in the event of a voluntary resignation, involuntary termination for cause, termination due to a sale of assets or operations if the employee is offered continued employment with the acquiror in the same general work location, or position elimination if the employee is offered a comparable or better position in the same general work location. The severance period varies based on job level and years of service and cannot exceed 52 weeks.

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The following table sets forth the estimated amount of the payments and benefits each of our NEOs would receive under certain termination of employment scenarios, in each case assuming a termination of employment on December 31, 2020. The payments and benefits described and quantified below are in addition to the compensation and benefits that would already be vested upon the NEO’s termination of employment, including accrued but unpaid salary, accrued but unused vacation pay, amounts previously earned and deferred under the DCP and payments and benefits accrued under the 401(k) plan and the SERP.

Name	Payment	Termination for Cause ($)	Resignation Without Good Reason ($)		Death or Disability ($)		Termination Without Cause or Resignation for Good Reason Prior to a Change in Control ($)		Termination Without Cause or Resignation for Good Reason After a Change in Control ($)

Charles L. Treadway	Cash severance	—	—		—		5,500,000		5,500,000

	Pro rata bonus	—	—		340,832	(1)	340,832	(1)	412,500	(2)

	Benefit continuation	—	—		—		33,356		33,356

	Total	—	—		340,832		5,874,188		5,945,856

Alexander W. Pease	Cash severance	—	—		—		324,519	(3)	2,375,000

	Pro rata bonus	—	—		464,771	(1)	—		562,500	(2)

	Benefit continuation	—	—		—		2,710	(3)	16,258

	Total	—	—		464,771		327,229		2,953,758

John R. Carlson	Cash severance	—	—		—		265,385	(3)	575,000
	Benefit continuation	—	—		—		1,740	(3)	10,441
	Total	—	—		—		267,125		585,441

Frank B. Wyatt, II	Cash severance	—	—		—		540,000	(3)	1,836,000	(4)

	Pro rata bonus	—	334,635	(1)	334,635	(1)	334,635	(1)	405,000	(2)

	Benefit continuation	—	—		—		2,710	(3)	32,515	(4)

	Other Benefits(5)	—	—		—		—		231,500

	Gross-Up(6)	—	—		—		—		—

	Total	—	334,635		334,635		877,345		2,505,015

Morgan C.S. Kurk	Cash severance	—	—		—		459,525	(3)	590,088

	Pro rata bonus		—		411,740	(1)	—		498,318	(2)

	Benefit continuation	—	—		—		887	(3)	5,321
	Total	—	—		411,740		460,412		1,093,727

(1)

Pursuant to the terms of the AIP, participants are eligible to receive, at the discretion of the Compensation Committee, a pro rata portion of their award, based upon actual achievement of applicable performance objectives, if their employment is terminated due to death, disability or retirement (at age 65 or at age 55 with at least 10 years of service with the Company, or earlier with prior approval of the Company). As of December 31, 2020, Mr. Wyatt was retirement eligible under the AIP. Amounts shown in the table assume that the Compensation Committee approved such pro rata payouts.

(2)

Pursuant to the terms of the AIP, in the event of a change in control of the Company (as defined in the AIP), within 30 days thereafter, we will pay to each participant immediately prior to such change in control (regardless of whether such participant remains in the employ of the Company following the change in control) an award equal to his or her target incentive for the AIP plan cycle then underway (prorated to the date of the change in control). Pursuant to the agreements with the NEOs, in the event of a termination of employment following a change in control, the executive would receive a pro rata bonus based on actual achievement of applicable performance objectives (or, for Mr. Wyatt, actual performance for the prior year’s bonus). Because actual performance was less than target performance, amounts shown in the table reflect the 2020 target amount under the AIP.

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(3)	Assumes that severance is paid pursuant to the general severance policy for United States employees.
(4)

Assumes the executive is not self-employed or employed by another entity at the end of the Termination Benefits Period and accordingly, receives an additional six months of severance and an additional six months of benefits continuation.

(5)

Reflects reimbursement of outplacement expenses and for tax and financial planning services. Note that, in certain circumstances, Mr. Wyatt would also be entitled to reimbursement for costs of relocation following a termination of employment; however, estimates of these costs are not included in the amounts above.

(6)	Estimate of gross-up payment also assumes acceleration of vesting our outstanding and unvested equity incentive awards. See below discussion under the heading “—Equity Incentive Awards.”

SERP

Pursuant to the terms of the SERP, a participant generally will receive the full value of his account balance upon his termination or resignation for any reason once he is eligible for retirement, subject to applicable 409(A) payment delay. Mr. Wyatt is vested in his SERP account and eligible for retirement so he would receive the amounts shown in the column of the Nonqualified Deferred Compensation table entitled “Aggregate balance at last fiscal year end” if his employment terminated for any reason on December 31, 2020.

The value of his SERP account is based on an assumed effective date of December 31, 2020 shown in the column of the Nonqualified Deferred Compensation table entitled “Aggregate balance at last fiscal year end.”

Payment to the SERP participants generally occurs on the first day of the seventh month following termination, except that payments resulting from termination following a change in control of the Company or terminations due to death or disability are paid as soon as practicable following such termination.

Equity Incentive Awards

In the event of a change in control of CommScope, time vesting stock options under the EPOP will vest in full if the participant is terminated within two years of the close of the change in control. Performance vesting stock options under the EPOP will be treated as follows:

•	If the acquisition price is between 2x and 3.5x the grant date price, the performance option will be deemed earned on a sliding scale between 40% and 100% of the maximum.
•	This number is inclusive of options previously earned based on the Company’s performance.
•	If the acquisition price exceeds 3.5x the grant price, all remaining unvested options will be considered earned as of the change in control date.

Any options deemed earned based on the acquisition price will vest on the earlier of the one-year anniversary of the closing date or the date of the employee’s termination, other than for cause.

The non-qualified option award agreements (other than under the EPOP) and the RSU award agreements provide that all awards granted pursuant to those award agreements will become immediately vested and, in the case of option awards, become fully exercisable, in the event of any of the following:

•	the termination of a participant’s service due to death or disability,

•	a change in control of the Company in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or

•

a change in control of the Company in which the awards are assumed or equitably converted, but the participant’s employment is terminated without “cause” or the participant resigns for “good reason” within two years following the change in control.

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 EXECUTIVE COMPENSATION

The PSU agreements under which certain of the NEOs received grants in 2020 provide that in the event of a change of control of the Company, achievement of the performance condition for any outstanding and unvested units will be determined as if the average trading price is equal to the fair market value per share of the Company’s common stock as of the consummation of the change of control. The service condition for any such units will be deemed to be satisfied in full in the event of a change in control of the Company in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or a change in control of the Company in which the awards are assumed or equitably converted, but the participant’s employment is terminated by the Company without cause or by the participant resigns for good reason within two years following the change in control, or due to death or disability occurring prior to the end of the performance period. The PSUs vest upon satisfaction of both the performance condition and the service condition.

The PSU agreements under which certain of the NEOs received grants in 2018 provide that in the event of a change in control of the Company in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or a change in control of the Company in which the awards are assumed or equitably converted, but the participant’s employment is terminated without cause or the participant resigns for good reason within two years following the change in control, the PSUs subject to the Cumulative Revenue performance metric will be prorated and will vest based on deemed performance of target level no matter when the change of control falls within the performance period.

The following table presents the value (based on the Company’s closing stock price on December 31, 2020 of $13.40 or in the case of options, the excess of such closing stock price over the exercise price) of equity awards that would become vested upon a termination due to death or disability, a change in control in which the awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, or a change in control in which the awards are assumed or equitably converted but the participant’s employment is terminated without cause or the participant resigns for good reason within two years following the change in control of the Company, assuming that any such events had occurred on December 31, 2020. The amounts for PSUs granted in 2018 with the Cumulative Revenue metric are based on target performance.

	Change in Control			Death or Disability
	Options ($)	PSU ($)	RSU ($)	Options ($)	PSU ($)	RSU ($)

Charles T. Treadway	—	—	6,700,000	—	—	6,700,000

Alexander W. Pease	—	80,173	56,602	—	—	56,602

John R. Carlson	—	—	1,072,000	—	—	1,072,000

Frank B. Wyatt, II	—	49,509	34,947	—	—	34,947

Morgan C.S. Kurk	—	82,514	58,250	—	—	58,250

COMPENSATION-RELATED RISK ASSESSMENT

Our Compensation Committee, with the assistance of our management, through the human resources, finance and legal departments, has analyzed the potential risks arising from our compensation policies and practices and has determined that there are no such risks that are reasonably likely to have a material adverse effect on the Company.

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CEO PAY RATIO

Under Commission rules, we are required to calculate and disclose the ratio of our median employee’s annual total compensation to the total annual compensation of our Chief Executive Officer.

Since our last determination of our median employee as disclosed in the 2020 Proxy Statement, there has been no change in our employee population or compensation arrangements that we believe would significantly impact our pay ratio disclosure. To identify our median employee for purposes of reporting the CEO pay ratio in our 2020 Proxy Statement, we compiled a list of all worldwide full-time, part-time, seasonal and temporary employees employed by us and our consolidated subsidiaries as of October 31, 2019. The compensation measure we used to determine our median employee included annual base salary as of October 31, 2019; an estimate of overtime based on average overtime worked considering the job position and country of the employee; and incentive compensation based on targets. We believe this compensation measure is a reasonable measure that can be consistently applied to our nearly 30,000 employees across the world in order to yield an accurate representation of our median employee. The employee identified as the median employee in the 2020 Proxy Statement was no longer an employee of the Company at the end of 2020. Therefore, for the 2021 Proxy Statement pay ratio calculation, we used an employee whose compensation is substantially similar to that of the original median employee identified.

Mr. Treadway had 2020 total annualized compensation of $11,061,545. This amount reflects Mr. Treadway’s annualized compensation since the Summary Compensation Table included in this Proxy Statement only reflects partial year compensation due to a hire date of October 1, 2020. Our median employee’s annual total compensation for 2020, calculated in the same manner as compensation in the Summary Compensation Table, was $13,574. As a result, Mr. Treadway’s annual total compensation is 815 times that of our median employee. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Commission rules.

We have a team of nearly 30,000 employees to serve customers in over 150 countries through an extensive network of manufacturing and distribution facilities strategically located around the globe. We utilize lower-cost geographies for high labor content products while investing in largely automated plants in higher-cost regions close to customers. Most of our manufacturing employees are located in lower-cost geographies such as Mexico, China, India and the Czech Republic and are compensated at the market rate based on their geographic location and their job type. This drives a higher pay ratio between our median employee and our Chief Executive Officer when compared to companies with primarily United States operations or those businesses that are not as labor intensive. To provide more comparability, we believe it is useful to present a supplemental calculation using the same methodology as above except that it includes only our employees in the United States. Using this methodology, the median employee using 2020 data has a pay of $127,738, resulting in a pay ratio calculation of 87:1.

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 EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2020, with respect to the shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders	19,224,876	$19.86	4,261,091
Equity compensation plans not approved by security holders	1,600,000(1)	—	—
Total	20,824,876	$19.86	4,261,091

(1)

Represents RSUs and PSUs granted to Mr. Treadway when he joined the Company in 2020. These awards were issued as inducement awards outside of the CommScope Holding Company, Inc. 2019 Long-Term Incentive Plan. The weighted-average exercise price in column (b) does not take these awards into account.

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COMPENSATION COMMITTEE REPORT

As of December 31, 2020, the Compensation Committee of the Board of Directors consisted of the three directors named below, each of whom meets the independence standards of Nasdaq and the rules of the Commission.

The Compensation Committee of the Board of Directors has reviewed and discussed with management the “Compensation Discussion and Analysis,” or CD&A, section of this Proxy Statement required by Item 402(b) of Regulation S-K promulgated by the Commission. Based on the Committee’s review and discussions with management, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s 2020 Annual Report on Form 10-K and in this Proxy Statement.

Stephen C. Gray (Chair)
L. William Krause
Patrick R. McCarter

2021 Proxy Statement	85

PROPOSAL No. 5:

APPROVAL OF ADDITIONAL SHARES UNDER OUR 2019 LONG-TERM INCENTIVE PLAN

BACKGROUND

On February 16, 2021, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, an amendment to the CommScope Holding Company, Inc. 2019 Long-Term Incentive Plan (2019 Plan) to increase the number of shares authorized under the 2019 Plan by 5.8 million shares. Except for the proposed increase in the number of shares authorized under the 2019 Plan, the amendment does not change any provisions of the 2019 Plan, which was approved by stockholders at the 2019 Annual Meeting and amended at the 2020 Annual Meeting. The 2019 Plan is the only plan under which equity-based compensation currently may be awarded to our executive officers and employees.

The Compensation Committee believes the number of shares available under the 2019 Plan are not sufficient to make the grants it believes will be needed over the next year to provide adequate long-term equity incentives to our key employees. Approval of the amendment to the 2019 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders.

PLAN DEVELOPMENT

The terms of the 2019 Plan, including the initial share authorization, the share increase approved by stockholders at the 2020 Annual Meeting and the request for increased share authorization pursuant to this proposal, were established during multiple Compensation Committee meetings that focused on creating a long-term incentive plan that would be most effective in retaining our key leaders after the closing of the ARRIS transaction in 2019 and providing strong incentives to capitalize on the unique opportunities presented by the acquisition of ARRIS. In particular, the Compensation Committee considered the challenges of effectively integrating ARRIS, our projected share usage, market data provided by Compensia, and the expected role of equity compensation in the combined CommScope-ARRIS organization. Key factors that we believe are critical for stockholders to consider in evaluating our use of equity over time as well as the proposed authorization for the amendment to the 2019 Plan include:

•

The EPOP options were intended to replace regular equity awards for our senior officers for 2019, 2020 and 2021. Accordingly, no equity awards were issued under the 2019 Plan to any named executive officers in 2020, other than awards issued to Mr. White and Mr. Carlson when they joined the Company in 2020. The RSUs and PSUs granted to Mr. Treadway when he joined the Company in 2020 were issued as inducement awards outside of the 2019 Plan. In addition, no equity awards will be issued under the 2019 Plan to any named executive officers in 2021, except for the selective performance-based retention grant of equity awards to certain executive and senior officers if Proposal 6 is approved.

•

Although we have historically been conservative in our use of equity, the acquisition of ARRIS broadened our population of key employees and has required more shares to make meaningful equity awards than in the past.

•	Reductions in our stock price over the past year have required more shares to deliver the same grant value to key employees.

•	Our current issued overhang of 9.9% is impacted by factors specific to our acquisition of ARRIS
•

Our acquisition of ARRIS was completed with cash, resulting in a balance sheet that is more leveraged than that of most comparable companies and increasing overhang and burn rates statistics, which are both expressed as a percent of equity capital

•	The acquisition of ARRIS increased our total headcount by approximately 7,000 employees, including a significant percentage who historically have been eligible for annual equity grants

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 PROPOSAL NO. 5

•	Our equity compensation historically has been heavily weighted to performance-based incentives
•	PSUs granted to new executives in 2020 require the achievement of goals relating to our stock price, ranging from a low of $15 to a high of $40
•	Approximately 5.1 million outstanding equity awards are in the form of stock options, 1.7 million EPOP options for which vesting is tied to our Adjusted EBITDA performance over a 5-year time horizon
•	Executive equity is heavily weighted to instruments that require strong performance for the delivery of value

With a history of using equity as a compensation tool well within the norms of market practice and accounting for the impact of our acquisition of ARRIS, we believe that stockholder support for the amendment to the 2019 Plan is warranted. We expect that the shares requested under the amended 2019 Plan will provide for grants to personnel of the combined Company for the remainder of 2021 and early 2022. Accordingly, we expect to seek approval for additional shares under the 2019 Plan at the 2023 Annual Meeting.

A summary of the 2019 Plan is set forth below. This summary is qualified in its entirety by the full text of the amended 2019 Plan, which is attached to this Proxy Statement as Appendix C.

KEY DATA RELATING TO OUTSTANDING EQUITY AWARDS AND SHARES AVAILABLE

The following table includes information regarding outstanding equity awards under the 2019 Plan, the CommScope Holding Company, Inc., Amended and Restated 2013 Long-Term Incentive Plan (the Prior Plan), the portion of the ARRIS International plc 2016 Stock Incentive Plan that we assumed in the ARRIS transaction (ARRIS Plan), and the awards we issued to Mr. Treadway as inducement awards outside of any plan, to as of March 3, 2021 (without giving effect to approval of the additional 5.8 million shares to be added to the 2019 Plan under this Proposal):

Existing Plans(1)
Total shares underlying outstanding stock options	5,076,678(2)
Weighted-average exercise price of outstanding stock options	$21.80
Weighted-average remaining contractual life of outstanding stock options	7.4 years
Total shares underlying time-based outstanding unvested full value awards	8,843,214
Total shares underlying performance-based outstanding full value awards	1,603,800(2)
Total shares currently available for grant	4,630,615(3)
Common stock outstanding	203,397,720(4)
Market closing price of common stock	$15.38(4)
(1)

Includes information regarding all outstanding equity awards and shares available for future awards, which are all under the Prior Plan and the ARRIS Plan. No other predecessor plans have awards outstanding or shares available for future awards.

(2)	Assumes performance-based awards will vest and pay out based on target performance levels being achieved.
(3)

Represents shares available for future awards under the 2019 Plan. No future awards may be issued under the Prior Plan or the ARRIS Plan. No equity awards will be issued between March 9, 2021 and the date of the Annual Meeting.

(4)	As of March 9, 2021.

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 PROPOSAL NO. 5

PROMOTION OF SOUND CORPORATE GOVERNANCE PRACTICES

We have designed the 2019 Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers, consultants and non-employee directors with the interests of stockholders and the Company. These features include, but are not limited to, the following:

•

No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•

Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of stockholders, including the exchange for cash or another award or by a cash repurchase of “underwater” awards.

•

Minimum Vesting Requirements. Subject to certain limited exceptions, awards granted under the 2019 Plan are subject to a minimum vesting period of one year or will be granted solely in exchange for foregone cash compensation.

•

No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price of a stock option or SAR or to satisfy tax withholding obligations in connection with the exercise, vesting or settlement of an award count against the number of shares remaining available under the 2019 Plan.

•	No Dividends on Unearned Awards. The 2019 Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.
•

No Single-Trigger Change of Control Vesting. If awards granted under the 2019 Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.

•

No Tax Gross-Ups. The 2019 Plan does not provide for any tax gross-ups. See “Severance Protection Agreement with Mr. Wyatt” on page 78 for information regarding the gross-up provisions in the severance protection agreement with Mr. Wyatt.

•	Awards Subject to Clawback Policy. Awards under the 2019 Plan are subject to the Company’s clawback policy or any other compensation recoupment policy that the Company may adopt from time to time.

SUMMARY OF THE 2019 PLAN

PURPOSE AND ELIGIBILITY. The purpose of the 2019 Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s stockholders, and by providing participants with a strong, clear incentive for outstanding performance, successful and accretive integration of ARRIS and achievement of specific financial goals over the next five years. As of March 9, 2021, approximately 3,722 employees and 9 non-employee directors are eligible to participate in the 2019 Plan.

ADMINISTRATION. The 2019 Plan is administered by the Compensation Committee of the Board of Directors. The Committee has the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2019 Plan; and make all other decisions and determinations that may be required under the 2019 Plan.

AWARDS TO NON-EMPLOYEE DIRECTORS. Notwithstanding the above, awards granted under the 2019 Plan to the Company’s non-employee directors are made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. In 2020, directors were granted RSUs which provide adequate incentives for strong performance without distracting from the directors’ important role in risk management.

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PERMISSIBLE AWARDS. The 2019 Plan authorizes the granting of awards in any of the following forms:

•	market-priced options to purchase shares of our common stock, which may be designated under the Code as nonstatutory stock options or incentive stock options;

•

stock appreciation rights, which give the holder the right to receive an amount (payable in cash or stock, as specified in the award agreement) equal to the excess of the fair market value per share of our common stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date);

•	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

•

stock units, (including restricted stock units and deferred stock units) which represent the right to receive shares of common stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Committee;

•

performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Committee;

•	other stock-based awards that are denominated or payable in, valued by reference to, or otherwise based on, shares of common stock;

•	cash-based awards, including performance-based annual bonus awards.

SHARES AVAILABLE FOR AWARDS. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of common stock that may be issued under the 2019 Plan presently is 14.8 million shares, plus a number of additional shares (not to exceed 17.4 million) underlying awards outstanding as of the effective date of the 2019 Plan under the Prior Plan and the ARRIS Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. The amendment to the 2019 Plan would add another 5.8 million shares to the 2019 Plan. The maximum number of shares that may be issued upon exercise of incentive stock options granted under the 2019 Plan is 20.6 million. As of March 3, 2021, only 4,630,615 shares remain available for grant under the 2019 Plan.

SHARE COUNTING. Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2019 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not replenish the plan share reserve. For SARs settled in shares, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Committee may grant awards under the 2019 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve. Shares repurchased by the Company on the open market with the proceeds of an Option exercise shall not be added to the Plan share reserve.

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 PROPOSAL NO. 5

LIMITATIONS ON AWARDS. The maximum number of shares of common stock subject to stock options or SARs that may be granted under the 2019 Plan in any calendar year to any one participant is 4.0 million each. The maximum number of shares of common stock underlying awards of restricted stock, restricted stock units and deferred stock units that may be granted under the 2019 Plan in any calendar year to any one participant, in the aggregate, is 4.0 million. The maximum amount that may be paid to any one participant with respect to any calendar year for performance awards granted under the 2019 Plan is $10.0 million for performance awards payable in cash and 4.0 million shares for performance awards payable in shares. For performance awards with multi-year performance periods, the amount of cash or number of shares deemed paid with respect to any one calendar year is the total amount earned for the performance period divided by the number of calendar year periods within the performance period.

LIMITATION OF NON-EMPLOYEE DIRECTOR COMPENSATION. The maximum aggregate number of shares subject to awards that may be granted under the 2019 Plan to any non-employee director in any calendar year is limited to a number that, combined with any cash meeting fees or cash retainers, does not exceed $750,000 in total value, including in the case of a non-employee Chairman of the Board or Lead Director.

MINIMUM VESTING REQUIREMENTS. Except in the case of awards issued in lieu of fully-vested cash awards and substitute awards granted in a business combination, full-value awards, options and SARs issued under the 2019 Plan are subject to a minimum vesting period of one year. For awards issued to non-employee directors, the minimum vesting period may be the approximately one year period between annual meetings. However, the Committee may at its discretion, grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2019 Plan. In addition, the minimum vesting requirement does not apply to accelerated exercisability or vesting of any award in cases of death, disability or a change in control.

TREATMENT OF AWARDS UPON DEATH OR DISABILITY. Unless otherwise provided in an award agreement or any special plan document governing an award, upon termination of a participant’s service by reason of death or disability:

•	all outstanding options, stock appreciation rights and other awards, or the portions of such awards, that are solely subject to time-based vesting restrictions will become fully vested; and

•

all outstanding options, stock appreciation rights and other awards, or the portions of such awards, that are solely subject to performance-based vesting restrictions will be prorated, based on the time elapsed during the performance period, and the prorated portion will remain outstanding and eligible to vest based on actual performance over the applicable performance period.

TREATMENT OF AWARDS UPON A CHANGE OF CONTROL. Unless otherwise provided in an award agreement or any special plan document governing an award:

(A) upon the occurrence of a change of control of the Company in which awards under the 2019 Plan are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board:

•	all outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on outstanding awards will lapse; and

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 PROPOSAL NO. 5

•

the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on whether the change in control occurs during the first half or the second half of the performance period) and the awards will payout on a pro rata basis, based on the time elapsed prior to the change in control.

(B) upon the occurrence of a change of control of the Company in which awards under the 2019 Plan are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within two years after the effective date of the change of control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined in the 2019 Plan), then:

•

all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

•

the payout opportunities attainable under outstanding performance-based awards will vest based on target or actual performance (depending on the time during the performance period in which the date of termination occurs) and the awards will payout on a pro rata basis, based on the time elapsed prior to the date of termination.

DISCRETION TO ACCELERATE VESTING. The Committee may, in its sole discretion, determine that all or a portion of a participant’s awards shall become fully or partially exercisable, that all or a portion of the restrictions on the participant’s awards shall lapse, and/or any performance-based criteria with respect such awards shall be deemed satisfied. Any such exercise of discretion will be subject to the minimum vesting requirements described above, other than in cases of death, disability or a change in control.

ANTI-DILUTION ADJUSTMENTS. In the event of a transaction between us and our stockholders that causes the per-share value of our common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2019 Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2019 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

AMENDMENT AND TERMINATION OF THE 2019 PLAN. No awards may be granted under the 2019 Plan after the tenth anniversary of the effective date of the plan (or, if the amendment to the 2019 Plan is approved, the tenth anniversary of the effective date of the amendment). The Board or the Committee may amend, suspend or terminate the 2019 Plan at any time, except that no amendment may be made without the approval of the Company’s stockholders if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the common stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2019 Plan or modifies the requirements for participation under the 2019 Plan, or if the Board or Committee in its discretion determines that obtaining such stockholder approval is for any reason advisable. No amendment or termination of the 2019 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Committee may amend or terminate outstanding awards at any time, except that no amendment or termination of outstanding award may, without the written consent of the participant, reduce or diminish the value of such outstanding awards.

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 PROPOSAL NO. 5

PROHIBITION ON REPRICING. Without the prior consent of the Company’s stockholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.

LIMITATIONS ON TRANSFER; BENEFICIARIES. No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company or an affiliate, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Committee with respect to awards other than incentive stock options, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution.

CLAWBACK POLICY. Awards under the 2019 Plan are subject to the Company’s clawback policy any other compensation recoupment policy of the Company as adopted from time to time.

FEDERAL INCOME TAX CONSEQUENCES

The United States federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2019 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and foreign tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

NONQUALIFIED STOCK OPTIONS. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2019 Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

INCENTIVE STOCK OPTIONS. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

92	2021 Proxy Statement

 PROPOSAL NO. 5

STOCK APPRECIATION RIGHTS. A participant receiving a stock appreciation right under the 2019 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

RESTRICTED STOCK. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

RESTRICTED STOCK UNITS. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

PERFORMANCE AWARDS. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

CODE SECTION 409A. The 2019 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights granted under the 2019 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2019 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law.

TAX WITHHOLDING. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2019 Plan.

2021 Proxy Statement	93

 PROPOSAL NO. 5

BENEFITS TO NEOs AND OTHERS

Grants and awards under the 2019 Plan, which may be made to Company executive officers, directors and other employees, are made in the discretion of the Compensation Committee. The following table sets forth the number of stock options, RSUs and PSUs that have been granted under the 2019 Plan to our NEOs and the other individuals and groups indicated, as of March 3, 2021. In addition, the Compensation Committee has approved grants of selective performance-based retention equity awards to certain executive and senior officers that will be granted if Proposal 6 is approved. These awards also are reflected in the following table. Awards to non-employee directors will be granted on the date of the annual meeting, and the number of awards will be based on the closing stock price on that date. Any other future awards under the 2019 Plan would be granted in the discretion of the Compensation Committee, and therefore are not determinable.

				Units to be Granted under the Plan in 2021
Name and Position	Stock Options Granted under the Plan Since Inception	Restricted Stock Units Granted under the Plan Since Inception	Performance Share Units Granted under the Plan Since Inception	Number of Restricted Stock Units(1)	Number of Performance Share Units(2)
Charles L. Treadway President, Chief Executive Officer and Director	—	—	—	—	—
Alexander W. Pease Executive Vice President and Chief Financial Officer	—	—	—	—	137,380
John R. Carlson Senior Vice President and Chief Commercial Officer	—	80,000	160,000	—	—
Frank B. Wyatt, II Senior Vice President, Chief Legal Officer/General Counsel and Secretary	—	—	—	—	86,770
Morgan C.S. Kurk Executive Vice President and Chief Technology Officer	—	—	—	—	94,000
Marvin S. Edwards, Jr. Former President and Chief Executive Officer	—	—	—	—	—
Frank M. Drendel Chairman Emeritus of the Board	—	—	—	—	—
Jeffrey M. White Former Chief Commercial Officer	—	155,038	155,038	—	—
All Current Executive Officers as a Group	—	270,856	315,038	—	383,230
All Non-Executive Directors as a Group	—	340,337	220,000	—	—
Each Associate of any such Directors or Executive Officers	—	—	—	—	—
All Employees as a Group (Including Officers who are not Executive Officers)	153,800	12,675,259	2,608,071	—	318,150

(1)	RSU awards may be issued after the Annual Meeting, but the number of shares subject to the awards are not yet determinable.
(2)	These awards will be granted after the Annual Meeting if Proposal 6 is approved.

The Board of Directors recommends a vote “FOR” Proposal No. 5, to approve additional shares under our 2019 Long Term Incentive Plan.

94	2021 Proxy Statement

PROPOSAL No. 6:

APPROVAL OF TERMINATION OF EXECUTIVE PERFORMANCE OPTIONS AND GRANT OF SELECTIVE PERFORMANCE-BASED RETENTION EQUITY AWARDS

BACKGROUND

On February 15, 2021, the Compensation Committee approved, subject to stockholder approval at the Annual Meeting:

•	the termination of all outstanding performance-based options granted pursuant to the Company’s Executive Performance Option Program (EPOP); and

•	the selective grant of performance-based retention equity awards to certain executive and senior officers under our 2019 Plan.

In the event the performance-based EPOP options are “underwater” at the time of the Annual Meeting, stockholder approval of such termination and subsequent grant would be required under the terms of our equity incentive plans.

THE PERFORMANCE-BASED EPOP OPTIONS

An equal number of time-based and performance-based EPOP options were granted to our senior leadership team following our acquisition of ARRIS in 2019. The time-based EPOP options vest annually over a five-year period, conditioned on the continuous service of the participant. The performance-based EPOP options vest over five years based on pre-established annual Adjusted EBITDA goals. These performance goals reflected our five-year strategic plan developed in connection with our acquisition of ARRIS. At the time of grant, the Compensation Committee considered the target goals to be rigorous and meaningful, yet achievable. The performance-based EPOP options include a cumulative vesting feature that allows options that fail to vest in a given performance year to vest over the remainder of the five-year performance period if our cumulative Adjusted EBITDA at the end of a given performance year exceeds the sum of the Adjusted EBITDA goals for all completed performance years.

The Company did not achieve these performance goals in fiscal years 2019 or 2020, and the Compensation Committee believes that it is unlikely that any of the annual or cumulative performance goals will be achieved during the remainder of the performance period. In addition, during our outreach meetings with stockholders in 2020, many of our stockholders expressed disfavor with the EPOP options, principally because of their front-loaded nature, their cumulative vesting feature, and the fact that Adjusted EBITDA is also used as a performance measure in our annual cash incentive awards.

THE PROPOSED TERMINATION OF PERFORMANCE-BASED OPTIONS

The EPOP options were intended to replace the equity awards for our NEOs and certain senior officers for years 2019, 2020 and 2021. Accordingly, no other equity awards have been issued to our NEOs or certain additional of our senior officers following the EPOP grant in 2019 (other than Messrs. Treadway, White and Carlson, who did not join the Company until 2020 and did not receive any EPOP options). The Compensation Committee believes that because it is unlikely that any of the performance goals will be achieved, the performance-based EPOP options no longer provide any significant incentive or retention value for our senior leadership team.

2021 Proxy Statement	95

 PROPOSAL NO. 6

A key objective of our executive compensation program is not only to attract top talent but also to retain, encourage and motivate our highly experienced and talented leadership team to remain with the Company, as these individuals are critically important to our operations and success in a highly competitive industry. Similarly, our program is intended to provide meaningful pay for performance opportunities in order to incentivize our leadership team to achieve results that will enhance near-term performance and drive long-term sustainable returns. The Compensation Committee also believes that aligning the incentives of the senior officers would allow our new CEO to galvanize the senior leadership team to drive the Company’s success.

After considering several alternatives, the Compensation Committee has determined that it is appropriate and in the best interests of the Company to terminate all of the performance-based EPOP options and to grant performance-based equity awards to certain select executive and senior officers, as described below. As of March 9, 2021, an aggregate of 1.7 million performance-based EPOP options are outstanding and are held by twenty-one individuals. The time-based EPOP options held by these participants will not be terminated, and other outstanding non-EPOP stock options that are underwater will not be terminated or amended. As described below, the new equity awards will only be granted to eight executives and senior officers.

THE PROPOSED GRANT OF SELECTIVE PERFORMANCE-BASED RETENTION EQUITY AWARDS

As described in the Compensation Discussion and Analysis, based upon stockholder feedback, the Compensation Committee did not grant EPOP options to Mr. Treadway and Mr. Carlson when they joined the Company in 2020. Instead, the Compensation Committee instituted a new equity performance program and granted them PSUs that vest based upon a combination of stock price conditions and service conditions.

The Compensation Committee intends to grant similar awards to eight executive and senior officers. These grants, which we refer to as the Executive Performance Retention Grants (EPRG), will consist of PSUs that vest upon similar conditions as Mr. Treadway and Mr. Carlson’s PSUs. The performance conditions for the EPRG awards will require the achievement of various hurdles relating to the average price of our common stock over a 60-day trading period (ranging from a low of $15 and a high of $40), and the service conditions require continued service through October 1, 2024 in order for all shares to become eligible to vest. In order to align the awards for our senior officers, except as required to comply with the minimum vesting requirements in the 2019 Plan, the vesting period for the EPRG awards will be the same as for Mr. Treadway’s PSUs, which were granted October 1, 2020. The portion of the EPRG awards relating to each target price and service date will vest only if both conditions are met, and vesting will occur on the date on which the later of the two conditions is achieved. The average trading price is not required to be continuously satisfied through the applicable service date.

Target Price(1)	Service Condition (continuous service following the Grant Date)(2)	Percentage of EPRG awards Vesting

$15	1 year	10%

$20	1 year	20%

$25	October 1, 2022	20%

$30	April 1, 2023	20%

$35	October 1, 2023	20%

$40	October 1, 2024	10%

(1)

In the event our stock price changes significantly prior to the Annual Meeting, the Compensation Committee may increase or decrease one or both of the first two stock price targets prior to the grant date.

(2)	If this Proposal No. 6 is approved, the grant date of the EPRG awards will be the date of the Annual Meeting.

96	2021 Proxy Statement

 PROPOSAL NO. 6

The performance condition and the related service conditions are “cliff” requirements, and the EPRG awards will not be earned based upon achievement of average stock prices between the various target prices or continuous service between the service condition periods. No vesting will occur with respect to any conditions that are not achieved before October 1, 2024.

TREATMENT OF EPRG AWARDS UPON A CHANGE OF CONTROL

Similar to the PSUs granted in 2020 to Mr. Treadway and Mr. Carlson, upon the occurrence of a change in control (as defined in the 2019 Plan) during the four-year performance period, the average trading price for any outstanding and unvested EPRG awards will be deemed to equal the fair market value per share of our common stock as of the consummation of the change in control. Any EPRG awards that fail to satisfy the stock price conditions at that time (i.e., if the change in control price is less than one or more of the target prices) will be forfeited. Any portion of the unvested EPRG awards for which the stock price condition is satisfied prior to or in connection with the change in control will remain subject to the service requirements, and such units will be subject to the following double-trigger acceleration provisions:

•

If the units for which the stock price condition has been satisfied are not assumed by the surviving entity or otherwise equitably converted or substituted, such units will become vested upon the change in control.

•

If the units for which the stock price condition has been satisfied are assumed by the surviving entity or otherwise equitably converted or substituted, such units will remain eligible to vest on the normal time-based service schedule, conditioned on the participant’s continuing service, or upon the participant’s earlier termination (a) by the Company without cause or by the participant for good reason (as such terms are defined in the 2019 Plan) within two years following the change in control and prior to the end of the performance period, or (b) due to the participant’s death or disability prior to the end of the performance period.

BENEFITS TO NEOs AND OTHERS

The EPRG awards will be granted in 2021 to eight executive and senior officers of the Company whose performance-based EPOP options will be terminated, who otherwise would not receive equity awards in 2021 and whose retention is critical to the Company. The number of EPRG awards authorized for each individual, based upon valuation estimates at the time such amounts were determined by the Compensation Committee in February 2021, was expected to represent a target value equal to 50% of each individual’s target annual long-term incentive value.

The targeted value of approximately 50% of the targeted annual long-term incentive reflects the Compensation Committee’s view that the time-based EPOP options held by these individuals continue to represent the time-based portion of their long-term incentive value. This 50% weighting on each of time- and performance-based equity is consistent with the market practice among companies in our peer group. The proposed EPRG awards and the number of performance-based EPOP options to be terminated for these individuals are reflected in the following table. Other officers whose performance-based EPOP options will be terminated will not receive EPRG awards because they have received or will receive separate RSU awards in 2020 and 2021.

2021 Proxy Statement	97

 PROPOSAL NO. 6

Name and Position	Number of Performance-Based EPOP Options to be Terminated	Number of EPRG Awards to be Issued
Charles L. Treadway(1) President, Chief Executive Officer and Director	—	—
Alexander W. Pease Executive Vice President and Chief Financial Officer	243,400	137,380
John R. Carlson(1) Senior Vice President, Chief Commercial Officer	—	—
Frank B. Wyatt, II Senior Vice President, Chief Legal Officer/General Counsel and Secretary	153,750	86,770
Morgan C.S. Kurk Executive Vice President and Chief Technology Officer	166,550	94,000
Marvin S. Edwards, Jr.(2) Former President and Chief Executive Officer	—	—
Frank M. Drendel(2) Chairman Emeritus of the Board	153,750	—
Jeffrey M. White(2) Former Chief Commercial Officer	—	—
All Current Executive Officers as a Group	858,400	383,230
All Non-Executive Directors as a Group	—	—
Each Associate of any such Directors or Executive Officers	—	—
All Employees as a Group (Including Officers who are not Executive Officers)	794,550	318,150

(1)	Mr. Treadway and Mr. Carlson joined the Company in 2020 and did not receive EPOP options. As noted above, upon their hire, they were granted PSUs that are similar to the proposed EPRG awards.
(2)

Mr. Edwards, Mr. White and Mr. Drendel are no longer employed by the Company and will not receive EPRG awards. Mr. Drendel retained his performance-based EPOP options upon his retirement because his service continues as a member of the Board of Directors, but these performance-based EPOP options will be terminated if this Proposal No. 6 is approved.

FEDERAL INCOME TAX CONSEQUENCES

The United States federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the proposed termination of the performance-based EPOP options and the subsequent grant of the EPRG awards. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and foreign tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

The termination of the performance-based EPOP options will not have any tax effect on the participants or the Company. Individuals receiving EPRG awards will not recognize income, and the Company will not be allowed a tax deduction, at the time the EPRG awards are granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of an EPRG award, the participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

98	2021 Proxy Statement

 PROPOSAL NO. 6

REQUEST FOR STOCKHOLDER APPROVAL

All of the outstanding performance-based EPOP options have an exercise price equal to $18.60, except for one award of 76,900 options, which has a $12.20 exercise price. The closing price of our common stock on March 9, 2021 was $15.38. Accordingly, as of such date, most of the performance-based EPOP options were “underwater.”

Pursuant to the terms and conditions of the Prior Plan and the 2019 Plan, the Compensation Committee may terminate underwater options without the consent of the participants or the stockholders. In addition, the Compensation Committee has the authority to grant equity awards to the executives and employees of the Company. However, we may not, without prior approval of the stockholders, terminate an option at a time when its strike price exceeds the fair market value of the underlying stock, in exchange for another equity award. Accordingly, in the event that the performance-based EPOP options remain “underwater” at the time of the Annual Meeting, the subsequent grant of the EPRG awards could constitute an “indirect repricing” pursuant to the terms of our equity plans. We are seeking stockholder approval of these actions in the event such approval is necessary under the terms of the plans.

If the stockholders do not approve this proposal, the performance-based EPOP options will not be terminated and the EPRG awards will not be granted.

The Board of Directors recommends a vote “FOR” Proposal No. 6, to approve the termination of executive performance options and grant of selective performance-based retention equity awards.

2021 Proxy Statement	99

AUDIT MATTERS

PROPOSAL No. 7:

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Ernst & Young LLP (EY), an independent registered public accounting firm, as our independent auditors for 2021. EY has been retained as our independent auditor since 2008. The Audit Committee has reviewed the qualifications and independence of EY, the lead audit partner and the audit team and determined that it is in the best interests of the Company and its investors to continue to retain EY as the Company’s independent registered public accounting firm. The Board of Directors is asking the stockholders to ratify and approve this action.

Representatives of EY are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement and will be available to respond to appropriate questions that may come before the Annual Meeting.

Although such ratification is not required by law, the Board of Directors believes that stockholders should be given the opportunity to express their views on the subject. While not binding on the Audit Committee, the failure of the stockholders to ratify the appointment of EY as the Company’s independent registered public accounting firm would be considered by the Audit Committee in determining whether to retain the services of EY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table shows the aggregate fees for professional services provided by EY and its affiliates for the audits of the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019, and other services rendered during the years ended December 31, 2020 and 2019:

	2020	2019
	(in thousands)
Audit Fees	$11,164	$13,455
Audit-Related Fees	169	172
Tax Fees	700	688
All Other Fees	—	—
TOTAL	$12,033	$14,315

Audit Fees

Audit fees consist of the fees and expenses for professional services rendered for the audit of the Company’s annual consolidated financial statements, internal control audits, reviews of quarterly financial statements, statutory audits required internationally and related services. Audit fees also include fees and expenses for services associated with securities and debt offerings and filing registration statements with the Commission.

100	2021 Proxy Statement

 AUDIT MATTERS

Audit-Related Fees

Audit-related fees consist of the fees and expenses for attest and related services that are not required under securities laws, audits of certain benefit plans and affiliated entities, and other services pertaining to accounting and financial reporting matters.

Tax Fees

Tax fees consist of the fees and expenses for tax compliance, primarily the preparation of original and amended tax returns, assistance with tax audits and related services of $554,000 in 2020 and $379,000 in 2019, and tax advisory services of $146,000 in 2020 and $309,000 in 2019.

All Other Fees

There were no other fees billed for professional services rendered by EY for 2020 or 2019.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by the Company’s independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services.

Under these policies and procedures, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent registered public accounting firm’s independence. All audit services, audit-related services and tax services provided by EY and its affiliates for 2020 and 2019 were pre-approved by the Audit Committee.

The Board of Directors recommends a vote “FOR” Proposal No. 7, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021. Proxies will be voted “FOR” ratification, unless otherwise specified in the proxy.

2021 Proxy Statement	101

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of CommScope, the audits of CommScope’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm and the performance of CommScope’s internal audit function. In carrying out its responsibilities, the Audit Committee, among other things, monitors preparation of quarterly and annual financial reports by the Company’s management; supervises the relationship between the Company and its independent registered public accountants, including their appointment, compensation and retention; and oversees management’s implementation and maintenance of effective systems of internal control over financial reporting and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interests, risk management and review of the Company’s internal audit function.

The Audit Committee relies on the expertise and knowledge of management, the Company’s internal audit function and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the Company’s financial statements and the financial reporting process, including the implementation and maintenance of effective internal control over financial reporting. Management is also responsible to the Audit Committee and the Board of Directors for assessing the integrity of the financial accounting and reporting control systems. The Company’s independent registered public accounting firm, Ernst & Young LLP (EY), is responsible for auditing the Company’s financial statements and the effectiveness of internal control over financial reporting and expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting. EY has free access to the Audit Committee to discuss any matters they deem appropriate.

In order to assure continuing auditor independence and objectivity, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. The Audit Committee is also involved in the selection of the lead engagement partner in conjunction with the mandated regular rotation of the lead audit partner every five years or at an earlier date.

The Audit Committee operates pursuant to an Audit Committee Charter that is reviewed annually by the Audit Committee and updated as appropriate. The charter can be found on the Company’s investor relations website at http://ir.commscope.com/corporate-governance.cfm.

Throughout the year ended December 31, 2020 and through March 1, 2021, the Audit Committee consisted of the three directors named below, each of whom is independent within the meaning of the Securities and Exchange Commission and applicable Nasdaq rules. The Audit Committee met five times during 2020 and met with both EY and the Company’s internal auditors without management at each meeting.

In fulfilling its oversight responsibilities, the Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2020 with management and EY; (ii) reviewed and discussed management’s maintenance of effective internal control over financial reporting; (iii) discussed with EY the matters required to be discussed by the auditors with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission (SEC); (iv) reviewed the written disclosures and letters from EY as required by the rules of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence; and (v) discussed with EY their independence from the Company.

The Audit Committee has considered whether the provision of non-audit professional services rendered by EY, and disclosed elsewhere in this proxy statement, is compatible with maintaining their independence.

Based upon the above-mentioned review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Timothy T. Yates (Chair)

Austin A. Adams

Thomas J. Manning

102	2021 Proxy Statement

STOCKHOLDER PROPOSALS FOR THE COMPANY’S 2022 ANNUAL MEETING

Stockholders who intend to present proposals at the 2022 Annual Meeting of Stockholders, or the “2022 Annual Meeting,” and who wish to have such proposals included in the Proxy Statement for such meeting, must submit such proposals in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Corporate Secretary, CommScope Holding Company, Inc., 1100 CommScope Place, SE, Hickory, North Carolina 28602, and such notice must be received no later than November 23, 2021. Such proposals must meet the requirements set forth in the rules and regulations of the Commission, as well as the informational requirements and the other requirements related to stockholder proposals set forth in the Company’s Bylaws, in order to be eligible for inclusion in the Company’s Proxy Statement for its 2022 Annual Meeting.

Stockholders who wish to nominate directors or introduce an item of business at an annual meeting, without including such matters in the Company’s proxy statement, must comply with the informational requirements and the other requirements set forth in the Company’s Bylaws. Nominations or an item of business to be introduced at the 2022 Annual Meeting must be submitted in writing and received by the Company no earlier than January 7, 2022 and no later than February 6, 2022 (i.e., no more than 120 days and no less than 90 days prior to May 7, 2022, the first anniversary of the Annual Meeting). A copy of the Company’s Bylaws, which sets forth the informational requirements and other requirements, can be obtained from the Corporate Secretary of the Company.

2021 Proxy Statement	103

AVAILABLE INFORMATION

Our website (www.commscope.com) contains our Code of Conduct that applies to all of our directors, executive officers and senior financial and accounting officers, our Code of Ethics and Business Conduct that applies to all of our employees (including any subsequent amendments thereto or waivers therefrom), our Corporate Governance Guidelines and the charters of our Nominating and Corporate Governance, Audit and Compensation Committees, each of which can be downloaded free of charge.

Printed copies of our Code of Conduct, Code of Ethics and Business Conduct, Corporate Governance Guidelines and charters of our Nominating and Corporate Governance, Audit and Compensation Committees and any of our reports on Form 10-K, Form 10-Q and Form 8-K and all amendments to those reports, can also be obtained free of charge (other than a reasonable duplicating charge for exhibits to our reports on Form 10-K, Form 10-Q and Form 8-K) by any stockholder who requests them from our Investor Relations Department:

Investor Relations

CommScope Holding Company, Inc.

1100 CommScope Place, SE

Hickory, North Carolina 28602

U.S.A.

Phone: (828) 324-2200

E-mail: investor.relations@commscope.com

104	2021 Proxy Statement

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filings by CommScope under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation Committee Report” do not constitute soliciting material and should not be deemed filed with the Commission or incorporated by reference into any other filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate them by reference into such filing.

The information on our website, www.commscope.com, is not, and should not be deemed to be, a part of this Proxy Statement, or incorporated into any other filings we make with the Commission.

2021 Proxy Statement	105

APPENDIX A – RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

CommScope management believes that presenting net income, diluted EPS and cash flow information excluding certain special items provides meaningful information to investors in understanding operating results and may enhance investors’ ability to analyze financial and business trends, when considered together with the GAAP financial measures. In addition, CommScope management believes that these non-GAAP financial measures allow investors to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in any particular period.

	Year Ended December 31,

	2016	2017	2018	2019	2020
Reconciliation of adjusted EBITDA
Net income (loss), as reported	$222.8	$193.8	$140.2	$(929.5)	$(573.4)
Income tax expense (benefit), as reported	49.7	16.0	30.5	(144.5)	(81.1)
Interest income, as reported	(5.5)	(4.2)	(7.0)	(18.1)	(4.4)
Interest expense, as reported	277.5	257.0	242.0	577.2	577.8
Other expense, net, as reported	23.1	9.4	44.3	6.4	29.3

Operating income (loss), as reported	567.6	472.0	450.0	(508.5)	(51.8)
Adjustments:
Amortization of purchased intangible assets	297.2	271.0	264.6	593.2	630.5
Restructuring costs, net	42.9	43.8	44.0	87.7	88.4
Equity-based compensation	35.0	41.9	44.9	90.8	115.0
Asset impairments	38.6	-	15.0	376.1	206.7
Transaction and integration costs(1)	62.3	48.0	19.5	195.3	24.9
Acquisition accounting adjustments(2)	0.6	-	-	264.2	20.6
Patent claims and litigation settlements	-	-	-	55.0	16.3
Executive severance	-	-	-	-	6.3
Depreciation	80.5	81.7	75.6	143.7	158.3

Non-GAAP adjusted EBITDA	$1,124.6	$958.4	$913.6	$1,297.5	$1,215.2

Reconciliation of adjusted net income
Net income (loss), as reported	$222.8	$193.8	$140.2	$(929.5)	$(573.4)
Adjustments:
Total pretax adjustments to adjusted EBITDA	476.6	404.7	388.0	1,662.4	1,108.7
Pretax amortization of debt issuance costs and OID(3)	21.4	25.4	17.3	33.4	34.5
Pretax acquisition related interest(3)	-	-	-	30.2	-
Pretax pension and postretirement benefit plan terminations(4)	-	-	25.0	-	-
Pretax foreign currency loss on entity liquidation(4)	-	-	14.0	-	-
Pretax loss on debt transactions(4)	17.8	16.0	-	-	17.9
Pretax net investment gains(4)	(0.5)	(9.0)	-	-	-
Tax effects of adjustments and other tax items(5)	(218.9)	(210.5)	(142.0)	(317.1)	(216.7)

Non-GAAP adjusted net income	$519.2	$420.4	$442.5	$479.4	$371.0

Diluted EPS, as reported(6)	$1.13	$0.98	$0.72	$(5.02)	$(3.20)
Non-GAAP adjusted diluted EPS(7)	$2.64	$2.14	$2.27	$2.15	$1.56
Reconciliation of adjusted free cash flow
Cash flow generated by operating activities, as reported	$640.2	$586.3	$494.1	$596.4	$436.2
Less: Additions to property, plant and equipment	(68.3)	(68.7)	(82.3)	(104.1)	(121.2)
Adjustments:
Capital spending for BNS acquisition integration	6.1	-	-	-	-
Cash paid for transaction and integration costs	64.8	50.6	8.3	210.7	21.7
Restructuring	37.3	44.1	40.2	89.9	78.7

Non-GAAP adjusted free cash flow	$680.1	$612.3	$460.3	$792.9	$415.4

A-1	2021 Proxy Statement

 APPENDIX A

(1)

In 2020 and 2019, primarily reflects transaction and integration costs related to the acquisition of ARRIS. In 2018 and prior years, primarily reflects integration costs related to the acquisition of the BNS business, transaction costs related to potential and consummated acquisitions and costs related to secondary stock offerings.

(2)

In 2020, reflects acquisition accounting adjustments related to reducing deferred revenue to its estimated fair value. In 2019, reflects acquisition accounting adjustments of $218.8 million related to the mark up of inventory to its estimated fair value and acquisition accounting adjustments of $45.4 million related to reducing deferred revenue to its estimated fair value. In 2016, reflects adjustments related to the mark up of inventory to its estimated fair value.

(3)	Included in interest expense.
(4)	Included in other expense, net.
(5)

The tax rates applied to adjustments reflect the tax expense or benefit based on the tax jurisdiction of the entity generating the adjustment. There are certain items for which we expect little or no tax effect.

(6)	For 2020 and 2019, GAAP EPS was calculated using net loss attributable to common stockholders in the numerator, which includes the impact of the Series A convertible preferred stock dividend.
(7)

In 2020 and 2019, the Company’s definition of non-GAAP adjusted diluted EPS is non-GAAP adjusted net income, excluding the Series A convertible preferred stock dividend, divided by weighted average shares outstanding assuming the if-converted method, which reflects the conversion of the Series A convertible preferred stock. Diluted shares used in the calculation of non-GAAP adjusted diluted EPS for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 are 238.3, 223.1 million, 195.3 million, 196.8 million, and 196.5 million, respectively.

Note: Components may not sum to total due to rounding.

2021 Proxy Statement	A-2

APPENDIX B - CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF COMMSCOPE HOLDING COMPANY, INC.

COMMSCOPE HOLDING COMPANY, INC. (“CommScope”) organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of CommScope resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of CommScope, declaring said amendment to be advisable and calling a meeting of the stockholders of CommScope for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Amended and Restated Certificate of Incorporation of CommScope be amended by changing Article Seventh, Section 1 so that, as amended, said Section shall be and read in its entirety as follows:

1.	Classified Board.
a)

Until the election of directors at the annual meeting of stockholders to be held in 2023, the directors of the Corporation, other than any directors elected by the holders of shares of any class or series of Preferred Stock provided for or fixed pursuant to the provisions of Article Sixth hereof (the “Preferred Stock Directors”), shall be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, designated as Class I, Class II and Class III.

b)

The term of office for the Class II directors elected at the 2018 annual meeting of stockholders shall expire at the 2021 annual meeting; the term of office for the Class III directors elected at the 2019 annual meeting of stockholders shall expire at the 2022 annual meeting; and the term of office for the Class I directors elected at the 2020 annual meeting of stockholders shall expire at the 2023 annual meeting, with directors of each class to hold office until their successors are duly elected and qualified; provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

c)

Commencing at the 2021 annual meeting of stockholders, directors elected to the Class whose terms expire at each annual meeting of stockholders shall be elected to hold office for a term expiring at the next annual meeting of stockholders and until their successors are duly elected and qualified; provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

d)

Commencing with the election of directors at the 2023 annual meeting of stockholders, the classification of the directors shall terminate and all directors shall be elected annually and serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.

e)

Vacancies in the Board and newly-created directorships resulting from any increase in the authorized number of directors (other than Preferred Stock Directors) may be filled as provided in the Bylaws of the Corporation (as in effect at the time in question). No decrease in the number of directors shall shorten the term of any incumbent director.

2021 Proxy Statement	B-1

 APPENDIX B

RESOLVED, that the Amended and Restated Certificate of Incorporation of CommScope be amended by changing Article Seventh, Section 3 so that, as amended, said Section shall be and read in its entirety as follows:

3.	Removal of Directors.
a)

Subject to any rights of the holders of shares of any class or series of Preferred Stock to elect directors, (i) until the election of directors at the 2023 annual meeting of stockholders, a director may be removed only for cause, upon the affirmative vote of the holders of at least three-quarters of the votes which could be cast by the holders of all outstanding shares of capital stock entitled to vote generally for the election of directors, voting together as a single class, at any duly called annual or special meeting of the stockholders called for that purpose, and (ii) from and after the election of directors at the 2023 annual meeting of stockholders, a director may be removed, either for or without cause, upon the affirmative vote of the holders of a majority of the votes which could be cast by the holders of all outstanding shares of capital stock entitled to vote generally for the election of directors, voting together as a single class, at any duly called annual or special meeting of the stockholders called for that purpose.

b)

For purposes of this Amended and Restated Certificate of Incorporation, “cause” shall mean (i) a final conviction (without any further right of appeal) of a felony involving moral turpitude, or (ii) willful misconduct that is materially and demonstrably injurious economically to the Corporation. For purposes of this definition of “cause,” no act, or failure to act, by a director shall be considered “willful” unless committed in bad faith and without a reasonable belief that the act or failure to act was in the best interest of the Corporation or any affiliate of the Corporation. “Cause” shall not exist unless and until the Corporation has delivered to the director a written notice of the director’s failure to act that constitutes “cause” and, if cure is possible, such director shall not have cured such act or omission within ninety (90) days after the delivery of such notice.

RESOLVED, that the Amended and Restated Certificate of Incorporation of CommScope be amended by changing Article Seventh, Section 4 so that, as amended, said Section shall be and read in its entirety as follows:

4.

Board Vacancies. Subject to any rights of the holders of shares of any class or series of Preferred Stock to elect directors, and except as otherwise provided by law, any newly-created directorship on the Board that results from an increase in the number of directors, or any vacancy in the Board that results from the death, disability, resignation, disqualification or removal of any director or from any other cause shall be filled solely by the affirmative vote of a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director. Any director so chosen shall hold office for a term expiring at the next succeeding annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

SECOND: That the amendment was adopted by the requisite vote of the stockholders at the annual meeting of the stockholders of CommScope.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

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 APPENDIX B

FOURTH: This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, CommScope has caused this certificate to be signed on May 7, 2021.

COMMSCOPE HOLDING COMPANY, INC.
By:
Name:	Frank B. Wyatt, II
Title:	Senior Vice President, Chief Legal Officer/General Counsel and Secretary

2021 Proxy Statement	B-3

APPENDIX C

COMMSCOPE HOLDING COMPANY, INC.

AMENDED AND RESTATED

2019 LONG-TERM INCENTIVE PLAN

2021 Proxy Statement

 APPENDIX C

COMMSCOPE HOLDING COMPANY, INC.

AMENDED AND RESTATED

2019 LONG-TERM INCENTIVE PLAN

2021 Proxy Statement

 APPENDIX C

2021 Proxy Statement

 APPENDIX C

COMMSCOPE HOLDING COMPANY, INC.

AMENDED AND RESTATED

2019 LONG-TERM INCENTIVE PLAN

ARTICLE 1

PURPOSE

1.1.        GENERAL. The purpose of the CommScope Holding Company, Inc. Amended and Restated 2019 Long-Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of CommScope Holding Company, Inc. (the “Company”), by linking the personal interests of employees, officers, directors and consultants of the Company or any Affiliate (as defined below) to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers, directors and consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors and consultants of the Company and its Affiliates.

1.2        HISTORY. The Plan was originally adopted by the Board on May 8, 2019, and was approved by the stockholders of the Company on June 21, 2019. The Plan was amended and restated by the Board on February 19, 2020, and was approved by the stockholders of the Company on May 8, 2020. The Plan was amended and restated by the Board on February 16, 2021, contingent on approval of the stockholders of the Company on May 7, 2021.

ARTICLE 2

DEFINITIONS

2.1.        DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

(a)        “Affiliate” means (i) any Subsidiary or Parent, or (ii) an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

(b)        “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Awards, Other Stock-Based Awards, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

(c)        “Award Certificate” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Certificates may be in the form of individual award agreements or certificates or a program document describing the terms and provisions of an Award or series of Awards under the Plan. The Committee may provide for the use of electronic, internet or other non-paper Award Certificates, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

(d)        “Beneficial Owner” shall have the meaning given such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act.

2021 Proxy Statement	C-1

 APPENDIX C

(e)        “Board” means the Board of Directors of the Company.

(f)        “Cause” as a reason for a Participant’s termination of employment shall have the meaning assigned such term in the employment, consulting, severance or similar agreement, if any, between such Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, and unless otherwise defined in the applicable Award Certificate, “Cause” shall mean any of the following acts by the Participant, as determined by the Committee: (i) the commission of any act by the Participant constituting financial dishonesty against the Company or any of its Affiliates (which act would be chargeable as a crime under applicable law); (ii) the Participant’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which would: (A) materially adversely affect the business or the reputation of the Company or any of its Affiliates with their respective then-current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose the Company or any of its Affiliates to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the willful and repeated failure by the Participant to follow the lawful directives of the Board or the Participant’s supervisor; (iv) any material misconduct, material violation of the Company’s written policies, or willful and deliberate non-performance of duty by the Participant in connection with the business affairs of the Company or any of its Affiliates; or (v) the Participant’s material breach of any employment, severance, non-competition, non-solicitation, confidential information, or restrictive covenant agreement (including any Ownership of Work Product Acknowledgement), or similar agreement, with the Company or an Affiliate. The determination of the Committee as to the existence of “Cause” shall be conclusive on the Participant and the Company.

(g)        “Change in Control” means and includes the occurrence of any one of the following events:

(i)        during any consecutive 12-month period, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after the beginning of such 12-month period and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

(ii)        any Person becomes a Beneficial Owner, directly or indirectly, of either (A) 35% or more of the then-outstanding shares of common stock of the Company (“Company Common Stock”) or (B) securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of directors (the “Company Voting Securities”); provided, however, that for purposes of this subsection (ii), the following acquisitions of Company Common Stock or Company Voting Securities shall not constitute a Change in Control: (w) an acquisition directly from the Company, (x) an acquisition by the Company or a Subsidiary, (y) an acquisition by any employee benefit plan (or related trust) sponsored

C-2	2021 Proxy Statement

 APPENDIX C

or maintained by the Company or any Subsidiary, or (z) an acquisition pursuant to a Non-Qualifying Transaction (as defined in subsection (iii) below); or

(iii)        the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a “Reorganization”), or the sale or other disposition of all or substantially all of the Company’s assets (a “Sale”) or the acquisition of assets or stock of another corporation or other entity (an “Acquisition”), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than 35% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Reorganization, Sale or Acquisition (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries, the “Surviving Entity”) in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary, (y) the Surviving Entity or its ultimate parent entity, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing) is the Beneficial Owner, directly or indirectly, of 35% or more of the total common stock or 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Entity, and (C) at least a majority of the members of the board of directors of the Surviving Entity were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or

(iv)        approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(h)        “Code” means the Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

(i)        “Committee” means the committee of the Board described in Article 4.

(j)        “Company” means CommScope Holding Company, Inc., a Delaware corporation, or any successor corporation.

(k)        “Continuous Service” means the absence of any interruption or termination of service as an employee, officer, consultant or director of the Company or any Affiliate, as applicable; provided, however, that for purposes of an Incentive Stock Option “Continuous Service” means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable, pursuant to applicable tax regulations. Continuous Service shall not be considered interrupted in the following cases: (i) a Participant

2021 Proxy Statement	C-3

 APPENDIX C

transfers employment between the Company and an Affiliate or between Affiliates, or (ii) in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Participant’s employer from the Company or any Affiliate, or (iii) a Participant transfers from being an employee of the Company or an Affiliate to being a director of the Company or of an Affiliate, or vice versa, or (iv) in the discretion of the Committee, a Participant transfers from being an employee of the Company or an Affiliate to being a consultant to the Company or of an Affiliate, or vice versa, or (v) any leave of absence authorized in writing by the Company prior to its commencement; provided, however, that for purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Whether military, government or other service or other leave of absence shall constitute a termination of Continuous Service shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided, however, that for purposes of any Award that is subject to Code Section 409A, the determination of a leave of absence must comply with the requirements of a “bona fide leave of absence” as provided in Treas. Reg. Section 1.409A-1(h).

(l)        “Deferred Stock Unit” means a right granted to a Participant under Article 9 to receive Shares (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

(m)        “Disability” of a Participant means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code. In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

(n)        “Dividend Equivalent” means a right granted with respect to an Award pursuant to Article 11.

(o)        “Effective Date” has the meaning assigned such term in Section 3.1.

(p)        “Eligible Participant” means an employee, officer, consultant or director of the Company or any Affiliate.

(q)        “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(r)        “Fair Market Value,” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on the principal such Exchange on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on an Exchange, the mean between the bid and offered prices as quoted by the applicable interdealer quotation system for such date, provided that if the Stock is not quoted on an interdealer quotation system or it is

C-4	2021 Proxy Statement

 APPENDIX C

determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable and in compliance with Code Section 409A.

(s)        “Full-Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Stock (or at the discretion of the Committee, settled in cash valued by reference to Stock value).

(t)        “Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, consulting, severance or similar agreement, if any, between a Participant and the Company or an Affiliate; provided, however, that if there is no such employment, consulting, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Certificate. If not defined in either such document, the term “Good Reason” as used herein shall not apply to a particular Award.

(u)        “Grant Date” of an Award means the first date on which all necessary corporate action has been taken to approve the grant of the Award as provided in the Plan, or such later date as is determined and specified as part of that authorization process. Notice of the grant shall be provided to the grantee within a reasonable time after the Grant Date.

(v)        “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

(w)        “Independent Directors” means those members of the Board who qualify at any given time as an “independent” director under the applicable rules of each Exchange on which the Shares are listed, and as a “non-employee” director under Rule 16b-3 of the 1934 Act.

(x)        “Non-Employee Director” means a director of the Company who is not a common law employee of the Company or an Affiliate.

(y)        “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

(z)        “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

(aa)        “Other Stock-Based Award” means a right, granted to a Participant under Article 12 that relates to or is valued by reference to Stock or other Awards relating to Stock.

(bb)        “Parent” means a corporation, limited liability company, partnership or other entity which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Parent shall have the meaning set forth in Section 424(e) of the Code.

(cc)        “Participant” means an Eligible Participant who has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Section 13.4 or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

2021 Proxy Statement	C-5

 APPENDIX C

(dd)        “Performance Award” means any award granted under the Plan pursuant to Article 10.

(ee)          “Person” means any individual, entity or group, within the meaning of Section 3(a)(9) of the 1934 Act and as used in Section 13(d)(3) or 14(d)(2) of the 1934 Act.

(ff)            “Plan” means the CommScope Holding Company, Inc. Amended and Restated 2019 Long-Term Incentive Plan, as amended from time to time.

(gg)          “Prior Plans” means the CommScope Holding Company, Inc. Amended and Restated 2013 Long-Term Incentive Plan and the ARRIS International plc 2016 Stock Incentive Plan.

(hh)          “Restricted Stock” means Stock granted to a Participant under Article 9 that is subject to certain restrictions and to risk of forfeiture.

(ii)             “Restricted Stock Unit” means the right granted to a Participant under Article 9 to receive shares of Stock (or the equivalent value in cash or other property if the Committee so provides) in the future, which right is subject to certain restrictions and to risk of forfeiture.

(jj)             “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution with respect to the Shares (whether or not pursuant to Article 14), the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted.

(kk)           “Specified Employee” has the meaning given such term in Code Section 409A and the final regulations thereunder.

(ll)             “Stock” means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Article 15.

(mm)        “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a Share as of the date of exercise of the SAR over the base price of the SAR, all as determined pursuant to Article 8.

(nn)          “Subsidiary” means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

(oo)          “1933 Act” means the Securities Act of 1933, as amended from time to time.

(pp)          “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3

EFFECTIVE TERM OF PLAN

3.1.        EFFECTIVE DATE. The Plan will become effective on the date that it is adopted by the Company’s stockholders (the “Effective Date”).

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 APPENDIX C

3.2.        TERM OF PLAN. Unless earlier terminated as provided herein, the Plan shall continue in effect until the tenth anniversary of the Effective Date or, if the stockholders approve an amendment to the Plan that increases the number of Shares subject to the Plan, the tenth anniversary of the date of such approval. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination, which shall continue to be governed by the applicable terms and conditions of the Plan.

ARTICLE 4

ADMINISTRATION

4.1.        COMMITTEE. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Any director appointed to serve on the Committee who is not an Independent Director shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the 1934 Act. However, the mere fact that a Committee member shall fail to qualify as an Independent Director or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. Unless and until changed by the Board, the Compensation Committee of the Board is designated as the Committee to administer the Plan. The Board may reserve to itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board has reserved any authority and responsibility or during any time that the Board is acting as administrator of the Plan, it shall have all the powers and protections of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board. To the extent any action of the Board under the Plan conflicts with actions taken by the Committee, the actions of the Board shall control.

4.2.        ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Certificate and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties and shall be given the maximum deference permitted by applicable law. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company or the Committee to assist in the administration of the Plan. No member of the Committee will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

4.3.        AUTHORITY OF COMMITTEE. Except as provided in Section 4.1 hereof, the Committee has the exclusive power, authority and discretion to:

(a)        grant Awards;

(b)        designate Participants;

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(c)        determine the type or types of Awards to be granted to each Participant;

(d)        determine the number of Awards to be granted and the number of Shares or dollar amount to which an Award will relate;

(e)        determine the terms and conditions of any Award granted under the Plan;

(f)         prescribe the form of each Award Certificate, which need not be identical for each Participant;

(g)        decide all other matters that must be determined in connection with an Award;

(h)        establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(i)         make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

(j)         amend the Plan or any Award Certificate as provided herein; and

(k)        adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of the United States or any non-U.S. jurisdictions in which the Company or any Affiliate may operate, in order to assure the viability of the benefits of Awards granted to participants located in the United States or such other jurisdictions and to further the objectives of the Plan.

Notwithstanding any of the foregoing, grants of Awards to Non-Employee Directors hereunder shall (i) be subject to the applicable award limits set forth in Sections 5.1 and 5.4 hereof, and (ii) be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of Non-Employee Directors as in effect from time to time that is approved and administered by the Board or the Committee. The Committee may not make other discretionary grants hereunder to Non-Employee Directors.

4.4.        DELEGATION. The Committee may delegate to one or more of its members or to one or more officers of the Company or an Affiliate or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. In addition, the Committee may, by resolution, expressly delegate to one or more of its members or to one or more officers of the Company, the authority, within specified parameters as to the number and terms of Awards, to (i) designate officers and/or employees of the Company or any of its Affiliates to be recipients of Awards under the Plan, and (ii) to determine the number of such Awards to be received by any such Participants; provided, however, that such delegation of duties and responsibilities may not be made with respect to the grant of Awards to eligible participants who are subject to Section 16(a) of the 1934 Act at the Grant Date. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted.

4.5.        INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with this Article 4, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or

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her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Amended and Restated Certificate of Incorporation, as amended from time to time, or Amended and Restated Bylaws, as amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 5

SHARES SUBJECT TO THE PLAN

5.1.        NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 14.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 20.6 million, plus a number of Shares (not to exceed 17.4 million) underlying awards outstanding as of the Effective Date under the Prior Plans that thereafter terminate or expire unexercised or are cancelled, forfeited or lapse for any reason. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 20.6 million. From and after the Effective Date, no further awards shall be granted under the Prior Plans and the Prior Plans shall remain in effect only so long as awards granted thereunder shall remain outstanding.

5.2.        SHARE COUNTING. Shares covered by an Award shall be subtracted from the Plan share reserve as of the Grant Date, but shall be added back to the Plan share reserve in accordance with this Section 5.2.

(a)        To the extent that all or a portion of an Award is canceled, terminates, expires, is forfeited or lapses for any reason, including by reason of failure to meet time-based and/or performance-based vesting requirements, any unissued or forfeited Shares originally subject to the Award will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(b)        Shares subject to Awards settled in cash will be added back to the Plan share reserve and again be available for issuance pursuant to Awards granted under the Plan.

(c)        The full number of Shares subject to an Option shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan, even if the exercise price of an Option is satisfied through net-settlement or by delivering Shares to the Company (by either actual delivery or attestation).

(d)        The full number of Shares subject to a SAR that is settled in Shares shall count against the number of Shares remaining available for issuance pursuant to Awards made under the Plan (rather than the net number of Shares actually delivered upon exercise).

(e)        Shares withheld from an Award to satisfy tax withholding requirements shall count against the number of Shares remaining available for issuance pursuant to Awards granted under the Plan, and Shares delivered by a participant to satisfy tax withholding requirements shall not be added to the Plan share reserve.

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(f)        Shares repurchased by the Company on the open market with the proceeds of an Option exercise shall not be added to the Plan share reserve.

(g)        Substitute Awards granted pursuant to Section 13.11 of the Plan shall not count against the Shares otherwise available for issuance under the Plan under Section 5.1.

(h)        Subject to applicable Exchange requirements, shares available under a stockholder-approved plan of a company acquired by the Company (as appropriately adjusted to Shares to reflect the transaction) may be issued under the Plan pursuant to Awards granted to individuals who were not employees of the Company or its Affiliates immediately before such transaction and will not count against the maximum share limitation specified in Section 5.1.

5.3.        STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4.        LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 14):

(a)	Options. The maximum number of Options granted under the Plan in any calendar year to any one Participant shall be for 4,000,000 Shares.

(b)	SARs. The maximum number of Stock Appreciation Rights granted under the Plan in any calendar year to any one Participant shall be with respect to 4,000,000 Shares.

(c)

Restricted Stock and Stock Units. The maximum number of Shares of Restricted Stock, or Shares underlying Restricted Stock Units or Deferred Stock Units, other than Performance Awards, granted under the Plan in any calendar year to any one Participant (in the aggregate) shall be for 4,000,000 Shares.

(d)

Performance Awards. With respect to any one calendar year (i) the maximum amount that may be paid to any one Participant for Performance Awards payable in cash or property other than Shares shall be $10,000,000 and (ii) the maximum number of Shares that may be paid to any one Participant for Performance Awards payable in Stock shall be 4,000,000 Shares. For purposes of applying these limits in the case of multi-year performance periods, the amount of cash or property or number of Shares deemed paid with respect to any one calendar year is the total amount payable or Shares earned for the performance period divided by the number of calendar year periods in the performance period.

(d)

Awards to Non-Employee Directors. With respect to any one calendar year, the aggregate compensation that may be granted to any non-employee director, including all meeting fees, cash retainers and retainers granted in the form of Awards, shall not exceed $750,000, including in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of Awards will be determined based on the aggregate Grant Date fair value of all awards issued to the director in such year (computed in accordance with applicable financial accounting rules).

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ARTICLE 6

ELIGIBILITY

6.1.        GENERAL. Awards may be granted only to Eligible Participants. Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary as defined in Section 424(e) and (f) of the Code. Eligible Participants who are service providers to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(iii)(E) of the final regulations under Code Section 409A.

ARTICLE 7

STOCK OPTIONS

7.1.        GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)        EXERCISE PRICE. The exercise price per Share under an Option shall be determined by the Committee, provided that the exercise price for any Option (other than an Option issued as a substitute Award pursuant to Section 13.11) shall not be less than the Fair Market Value as of the Grant Date.

(b)        PROHIBITION ON REPRICING. Except as otherwise provided in Article 14, without the prior approval of stockholders of the Company: (i) the exercise price of an Option may not be reduced, directly or indirectly, (ii) an Option may not be cancelled or surrendered in exchange for Options, SARs or other Awards with an exercise or base price that is less than the exercise price of the original Option, (iii) an Option may not be cancelled or surrendered in exchange for other Awards if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option, and (iv) an Option may not be cancelled or surrendered for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

(c)        TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 13.6. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested.

(d)        PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, and the methods by which Shares shall be delivered or deemed to be delivered to Participants. As determined by the Committee at or after the Grant Date, payment of the exercise price of an Option may be made, in whole or in part, in the form of (i) cash or cash equivalents, (ii) delivery (by either actual delivery or attestation) of previously-acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised, (iii) withholding of Shares from the Option based on the Fair Market Value of the Shares on the date the Option is exercised, (iv) broker-assisted market sales, or (iv) any other “cashless exercise” arrangement.

(e)        EXERCISE TERM. Except for Nonstatutory Options granted to Participants outside the United States, no Option granted under the Plan shall be exercisable for more than ten years from the Grant Date.

(f)        NO DEFERRAL FEATURE. No Option shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the Option.

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(g)        NO DIVIDEND EQUIVALENTS. No Option shall provide for Dividend Equivalents.

7.2.    INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the requirements of Section 422 of the Code. Without limiting the foregoing, any Incentive Stock Option granted to a Participant who at the Grant Date owns more than 10% of the voting power of all classes of shares of the Company must have an exercise price per Share of not less than 110% of the Fair Market Value per Share on the Grant Date and an Option term of not more than five years. If all of the requirements of Section 422 of the Code (including the above) are not met, the Option shall automatically become a Nonstatutory Stock Option.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1.        GRANT OF STOCK APPRECIATION RIGHTS. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

(a)        RIGHT TO PAYMENT. Upon the exercise of a SAR, the Participant has the right to receive, for each Share with respect to which the SAR is being exercised, the excess, if any, of:

(1)        The Fair Market Value of one Share on the date of exercise; over

(2)        The base price of the SAR as determined by the Committee and set forth in the Award Certificate, which shall not be less than the Fair Market Value of one Share on the Grant Date.

(b)        PROHIBITION ON REPRICING. Except as otherwise provided in Article 14, without the prior approval of stockholders of the Company: (i) the base price of a SAR may not be reduced, directly or indirectly, (ii) a SAR may not be cancelled or surrendered in exchange for Options, SARs or other Awards with an exercise or base price that is less than the base price of the original SAR, (iii) a SAR may not be cancelled or surrendered in exchange for other Awards if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR, and (iv) a SAR may not be cancelled or surrendered for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the SAR is lower than the base price per share of the SAR.

(c)        TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, subject to Section 13.6. Except for SARs granted to Participants outside the United States, no SAR shall be exercisable for more than ten years from the Grant Date.

(d)        NO DEFERRAL FEATURE. No SAR shall provide for any feature for the deferral of compensation other than the deferral of recognition of income until the exercise or disposition of the SAR.

(e)        NO DIVIDEND EQUIVALENTS. No SAR shall provide for Dividend Equivalents.

ARTICLE 9

RESTRICTED STOCK AND STOCK UNITS

9.1.        GRANT OF RESTRICTED STOCK AND STOCK UNITS . The Committee is authorized to make Awards of Restricted Stock, Restricted Stock Units or Deferred Stock Units to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be evidenced by an Award Certificate setting forth the terms, conditions, and restrictions applicable to the Award.

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9.2.        ISSUANCE AND RESTRICTIONS. Restricted Stock, Restricted Stock Units or Deferred Stock Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, for example, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter, subject to Section 13.6. Except as otherwise provided in an Award Certificate or any special Plan document governing an Award, a Participant shall have none of the rights of a stockholder with respect to Restricted Stock Units or Deferred Stock Units until such time as Shares of Stock are paid in settlement of such Awards.

9.3        DIVIDENDS ON RESTRICTED STOCK. In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof) and subject to the same vesting provisions as provided for the host Award, or (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Award lapse.

9.4.        FORFEITURE. Subject to the terms of the Award Certificate and except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Service during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock or Restricted Stock Units that are at that time subject to restrictions shall be forfeited.

9.5.        DELIVERY OF RESTRICTED STOCK. Shares of Restricted Stock shall be delivered to the Participant at the Grant Date either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or certificates registered in the name of the Participant. If physical certificates representing shares of Restricted Stock are registered in the name of the Participant, such certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

ARTICLE 10

PERFORMANCE AWARDS

10.1.        GRANT OF PERFORMANCE AWARDS. The Committee is authorized to grant any Award under this Plan, including cash-based Awards, with performance-based vesting criteria, on such terms and conditions as may be selected by the Committee. Any such Awards with performance-based vesting criteria are referred to herein as Performance Awards. The Committee shall have the complete discretion to determine the number of Performance Awards granted to each Participant and to designate the provisions of such Performance Awards as provided in Section 4.3. Any Dividend Equivalents granted with respect to a Performance Award shall be subject to Section  11.1.

10.2.        PERFORMANCE GOALS. The Committee may establish performance goals for Performance Awards which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, an Affiliate or a division, region, department or function within the Company or an Affiliate. If the Committee determines that a change in the business,

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operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.

ARTICLE 11

DIVIDEND EQUIVALENTS

11.1.        GRANT OF DIVIDEND EQUIVALENTS. The Committee is authorized to grant Dividend Equivalents with respect to Full-Value Awards granted hereunder, subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to ordinary cash dividends with respect to all or a portion of the number of Shares subject to a Full-Value Award, as determined by the Committee. The Committee may provide that Dividend Equivalents (i) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 5.1 hereof) and subject to the same vesting provisions as provided for the host Award, or (ii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host Award becomes vested, and, in either case, any Dividend Equivalents accrued with respect to forfeited Awards will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Award lapse.

ARTICLE 12

STOCK OR OTHER STOCK-BASED AWARDS

12.1.        GRANT OF STOCK OR OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation (but subject to Section 13.6) Shares awarded purely as a “bonus” and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, and Awards valued by reference to book value per Share (or net asset value per Share) or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards. Any Dividend Equivalents granted with respect to an Award under this Section 12.1 shall be subject to Section 11.1.

ARTICLE 13

PROVISIONS APPLICABLE TO AWARDS

13.1.        AWARD CERTIFICATES. Each Award shall be evidenced by an Award Certificate. Each Award Certificate shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

13.2.        FORM OF PAYMENT FOR AWARDS. At the discretion of the Committee, payment of Awards may be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of

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Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum, or in installments, as determined by the Committee.

13.3.        LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers (other than transfers for value) where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

13.4.        BENEFICIARIES. Notwithstanding Section 13.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Certificate applicable to the Participant, except to the extent the Plan and Award Certificate otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, any payment due to the Participant shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant, in the manner provided by the Company, at any time provided the change or revocation is filed with the Company.

13.5.        STOCK TRADING RESTRICTIONS. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any Exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

13.6        MINIMUM VESTING REQUIREMENTS. Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted pursuant to Section 13.11, (ii) Shares delivered in lieu of fully-vested cash Awards, (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is approximately one year after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 5.1 (subject to adjustment under Section 14.1); and, provided, further, that the foregoing restriction does not apply to accelerated exercisability or vesting of any Award in cases of death, Disability or a Change in Control.

13.7.        ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Certificate or any special Plan document governing an Award, upon the termination of a person’s Continuous Service by reason of death or Disability:

(i)        each of that Participant’s outstanding Options and SARs, or the portions of such outstanding Options and SARs, as applicable, that are solely subject to time-based vesting requirements shall become vested and fully exercisable as of the date of termination;

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(ii)        each of that Participant’s other outstanding Awards, or the portions of such other outstanding Awards, as applicable, that are solely subject to time-based vesting restrictions shall become vested, and such restrictions shall lapse as of the date of termination; and

(iii)        each of that Participant’s outstanding Options, SARs and other Awards, or the portions of such outstanding Options, SARs and other Awards, as applicable, that are solely subject to performance-vesting requirements or restrictions (the “Performance-Vesting Awards”) shall be prorated by multiplying the number of shares or units underlying such Performance-Vesting Award by a fraction, the numerator of which is the number of days elapsed from the commencement of the applicable performance period through the date of termination, and the denominator of which is the number of days in such performance period (each a “Prorated Portion”). The Prorated Portion shall not expire on account of the Participant’s termination and shall remain eligible to vest based upon actual performance over the applicable performance period, as provided in the Award Certificate or other special Plan document governing the Award. The remainder of each Performance-Vesting Award (the non-Prorated Portion) shall be forfeited and canceled as of the date of termination.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section  422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.8.         EFFECT OF A CHANGE IN CONTROL. The provisions of this Section 13.8 shall apply in the case of a Change in Control, unless otherwise provided in the Award Certificate or any special Plan document or separate agreement with a Participant governing an Award.

(a)        Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control: if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant resigns for Good Reason, then (i) all of that Participant’s outstanding Options, SARs and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (iii) the payout level under all of that Participant’s performance-based Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the date of termination occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target (measured as of the end of the calendar quarter immediately preceding the date of termination), if the date of termination occurs during the second half of the applicable performance period, and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment (unless a later date is required by Section 17.3 hereof), based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. With regard to each Award, a Participant shall not be considered to have resigned for Good Reason unless either (i) the Award Certificate includes such provision or (ii) the Participant is party to an employment, severance or similar agreement with the Company or an Affiliate that includes provisions in which the Participant is permitted to resign for Good Reason. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

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(b)        Awards not Assumed or Substituted by Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board: (i) outstanding Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the target payout opportunities attainable under outstanding performance-based Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (A) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (B) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, subject to Section 16.3, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control (unless a later date is required by Section 16.3 hereof), based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Certificate. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonstatutory Stock Options.

13.9.        DISCRETION TO ACCELERATE AWARDS. Regardless of whether an event has occurred as described in Section 13.7 or 13.8 above, but subject to Section 13.6, the Committee may in its sole discretion at any time determine that all or a portion of a Participant’s Options, SARs, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, that all or a part of the time-based vesting restrictions on all or a portion of the outstanding Awards shall lapse, and/or that any performance-based criteria with respect to any Awards shall be deemed to be wholly or partially satisfied, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.9.

13.10.        FORFEITURE EVENTS. Awards under the Plan shall be subject to any compensation recoupment policy that the Company may adopt from time to time that is applicable by its terms to the Participant. In addition, the Committee may specify in an Award Certificate that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, (i) termination of employment for cause, (ii) violation of material Company or Affiliate policies, (iii) breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, (iv) other conduct by the Participant that is detrimental to the business or reputation of the Company or any Affiliate, or (v) a later determination that the vesting of, or amount realized from, a Performance Award was based on materially inaccurate financial statements or any other materially inaccurate performance metric criteria, whether or not the Participant caused or contributed to such material inaccuracy. Nothing contained herein or in any Award Certificate prohibits the Participant from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange.

2021 Proxy Statement	C-17

 APPENDIX C

13.11.        SUBSTITUTE AWARDS. The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

ARTICLE 14

CHANGES IN CAPITAL STRUCTURE

14.1.        MANDATORY ADJUSTMENTS. In the event of a nonreciprocal transaction between the Company and its stockholders that causes the per-share value of the Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the authorization limits under Section 5.1 and Section 5.4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Notwithstanding the foregoing, the Committee shall not make any adjustments to outstanding Options or SARs that would constitute a modification or substitution of the stock right under Treas. Reg. Section 1.409A-1(b)(5)(v) that would be treated as the grant of a new stock right or change in the form of payment for purposes of Code Section 409A. Without limiting the foregoing, in the event of a subdivision of the outstanding Stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding Stock into a lesser number of Shares, the authorization limits under Section 5.1 and Section 5.4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefor.

14.2        DISCRETIONARY ADJUSTMENTS. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 14.1), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Stock, (ii) that Awards will become immediately vested and non-forfeitable and exercisable (in whole or in part) and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction, (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the fair market value of the underlying Stock, as of a specified date associated with the transaction (or the per-shares transaction price), over the exercise or base price of the Award, (v) that performance targets and performance periods for Performance Awards will be modified, or (vi) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

14.3        GENERAL. Any discretionary adjustments made pursuant to this Article 14 shall be subject to the provisions of Section 14.2. To the extent that any adjustments made pursuant to this Article 14 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonstatutory Stock Options.

C-18	2021 Proxy Statement

 APPENDIX C

ARTICLE 15

AMENDMENT, MODIFICATION AND TERMINATION

15.1.        AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board or the Committee, either (i) materially increase the number of Shares available under the Plan (other than pursuant to Article 14), (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to stockholder approval; and provided, further, that the Board or Committee may condition any other amendment or modification on the approval of stockholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable (i) to comply with the listing or other requirements of an Exchange, or (ii) to satisfy any other tax, securities or other applicable laws, policies or regulations. Except as otherwise provided in Section 14.1, without the prior approval of the stockholders of the Company, the Plan may not be amended to permit: (i) the exercise price or base price of an Option or SAR to be reduced, directly or indirectly, (ii) an Option or SAR to be cancelled in exchange for cash, other Awards, or Options or SARs with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, or (iii) the Company to repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR.

15.2.        AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)        Subject to the terms of the applicable Award Certificate, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination (with the per-share value of an Option or SAR for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise or base price of such Award);

(b)        Except as otherwise provided in Article 14, without the prior approval of the stockholders of the Company: (i) the exercise price or base price of an Option or SAR may not be reduced, directly or indirectly, (ii) an Option or SAR may not be cancelled in exchange for Options, SARs or other Awards with an exercise or base price that is less than the exercise price or base price of the original Option or SAR, or otherwise, and (iii) the Company may not repurchase an Option or SAR for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or SAR is lower than the exercise price or base price per share of the Option or SAR; and

(c)        No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment (with the per-share value of an Option or SAR for this purpose being

2021 Proxy Statement	C-19

 APPENDIX C

calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

15.3.        COMPLIANCE AMENDMENTS. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, the Board may amend the Plan or an Award Certificate, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or Award Certificate to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 15.3 to any Award granted under the Plan without further consideration or action.

ARTICLE 16

GENERAL PROVISIONS

16.1.        RIGHTS OF PARTICIPANTS.

(a)        No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

(b)        Nothing in the Plan, any Award Certificate or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, or any Participant’s service as a director, at any time, nor confer upon any Participant any right to continue as an employee, officer, or director of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

(c)        Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or any Affiliate and, accordingly, subject to Article 15, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or any of its Affiliates.

(d)        No Award gives a Participant any of the rights of a stockholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

16.2.        WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company or such Affiliate, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The obligations of the Company under the Plan will be conditioned on such payment or arrangements, and the Company or such Affiliate will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Unless otherwise determined by the Committee at the time the Award is granted or thereafter, any such withholding requirement may be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the amount required to be withheld in accordance with applicable tax requirements, all in accordance with such procedures as the Committee approves (which procedures may permit withholding up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting

C-20	2021 Proxy Statement

 APPENDIX C

principles to qualify for equity classification). All such elections shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

16.3.        SPECIAL PROVISIONS RELATED TO SECTION 409A OF THE CODE.

(a)        General. It is intended that the payments and benefits provided under the Plan and any Award shall either be exempt from the application of, or comply with, the requirements of Section 409A of the Code. The Plan and all Award Certificates shall be construed in a manner that effects such intent. Nevertheless, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in his or her capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

(b)        Definitional Restrictions. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, to the extent that any amount or benefit that would constitute non-exempt “deferred compensation” for purposes of Section 409A of the Code (“Non-Exempt Deferred Compensation”) would otherwise be payable or distributable, or a different form of payment (e.g., lump sum or installment) of such Non-Exempt Deferred Compensation would be effected, under the Plan or any Award Certificate by reason of the occurrence of a Change in Control, or the Participant’s Disability or separation from service, such Non-Exempt Deferred Compensation will not be payable or distributable to the Participant, and/or such different form of payment will not be effected, by reason of such circumstance unless the circumstances giving rise to such Change in Control, Disability or separation from service meet any description or definition of “change in control event”, “disability” or “separation from service”, as the case may be, in Section 409A of the Code and applicable regulations (without giving effect to any elective provisions that may be available under such definition). This provision does not affect the dollar amount or prohibit the vesting of any Award upon a Change in Control, Disability or separation from service, however defined. If this provision prevents the payment or distribution of any amount or benefit, or the application of a different form of payment of any amount or benefit, such payment or distribution shall be made at the time and in the form that would have applied absent the non-409A-conforming event.

(c)        Allocation among Possible Exemptions. If any one or more Awards granted under the Plan to a Participant could qualify for any separation pay exemption described in Treas. Reg. Section 1.409A-1(b)(9), but such Awards in the aggregate exceed the dollar limit permitted for the separation pay exemptions, the Company (acting through the CEO or the Committee, in the case of executive officers and directors, or the Head of Human Resources, in the case of Participants other than executive officers and directors) shall determine which Awards or portions thereof will be subject to such exemptions.

(d)        Six-Month Delay in Certain Circumstances. Notwithstanding anything in the Plan or in any Award Certificate to the contrary, if any amount or benefit that would constitute Non-Exempt Deferred Compensation would otherwise be payable or distributable under this Plan or any Award Certificate by reason of a Participant’s separation from service during a period in which the Participant is a Specified Employee, then, subject to any permissible acceleration of payment by the Committee under Treas. Reg. Section 1.409A-3(j)(4)(ii) (domestic relations order), (j)(4)(iii) (conflicts of interest), or (j)(4)(vi) (payment of employment taxes):

(i) the amount of such Non-Exempt Deferred Compensation that would otherwise be payable during the six-month period immediately following the

2021 Proxy Statement	C-21

 APPENDIX C

Participant’s separation from service will be accumulated through and paid or provided on the first day of the seventh month following the Participant’s separation from service (or, if the Participant dies during such period, within 30 days after the Participant’s death) (in either case, the “Required Delay Period”); and

(ii) the normal payment or distribution schedule for any remaining payments or distributions will resume at the end of the Required Delay Period.

(e)        Installment Payments. If, pursuant to an Award, a Participant is entitled to a series of installment payments, such Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not to a single payment. For purposes of the preceding sentence, the term “series of installment payments” has the meaning provided in Treas. Reg. Section 1.409A-2(b)(2)(iii) (or any successor thereto).

(f)        Timing of Release of Claims. Whenever an Award conditions a payment or benefit on the Participant’s execution and non-revocation of a release of claims, such release must be executed and all revocation periods shall have expired within 60 days after the date of termination of the Participant’s employment; failing which such payment or benefit shall be forfeited. If such payment or benefit is exempt from Section 409A of the Code, the Company may elect to make or commence payment at any time during such 60-day period. If such payment or benefit constitutes Non-Exempt Deferred Compensation, then, subject to subsection (d) above, (i) if such 60-day period begins and ends in a single calendar year, the Company may make or commence payment at any time during such period at its discretion, and (ii) if such 60-day period begins in one calendar year and ends in the next calendar year, the payment shall be made or commence during the second such calendar year (or any later date specified for such payment under the applicable Award), even if such signing and non-revocation of the release occur during the first such calendar year included within such 60-day period. In other words, a Participant is not permitted to influence the calendar year of payment based on the timing of signing the release.

(g)        Permitted Acceleration. The Company shall have the sole authority to make any accelerated distribution permissible under Treas. Reg. Section 1.409A-3(j)(4) to Participants of deferred amounts, provided that such distribution(s) meets the requirements of Treas. Reg. Section 1.409A-3(j)(4).

16.4.        UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Certificate shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. In its sole discretion, the Committee may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards. This Plan is not intended to be subject to ERISA.

16.5.        RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan. Nothing contained in the Plan will prevent the Company from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

C-22	2021 Proxy Statement

 APPENDIX C

16.6.        EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

16.7.        TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

16.8.        GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

16.9.        FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

16.10.      GOVERNMENT AND OTHER REGULATIONS.

(a)        Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)        Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any foreign, federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state or foreign law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

16.11.      GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Certificates shall be construed in accordance with and governed by the laws of the State of Delaware.

16.12.      SEVERABILITY. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

2021 Proxy Statement	C-23

 APPENDIX C

16.13.      NO LIMITATIONS ON RIGHTS OF COMPANY. The grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

*******************

The foregoing is hereby acknowledged as being the CommScope Holding Company, Inc. Amended and Restated 2019 Long-Term Incentive Plan, which was amended and restated by the Board on February 16, 2021, contingent upon approval by the stockholders on May 7, 2021.

COMMSCOPE HOLDING COMPANY, INC.

By: Frank B. Wyatt, II

Its: Senior Vice President, Chief Legal Officer/General Counsel and Secretary

C-24	2021 Proxy Statement

MIX
Paper from responsible sources
FSC® C132107

COMMSCOPE®

1100 CommScope Place, SE
Hickory, NC 28602
+1 828.324.2200

IR-115400-EN © 2021 CommScope, Inc.
All Rights Reserved. All trademarks identified by
® or ™ are registered trademarks or trademarks,
respectively, of CommScope, Inc.

ANNUAL MEETING OF STOCKHOLDERS OF

COMMSCOPE HOLDING COMPANY, INC.

May 7, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMMON STOCK

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The annual report, notice of meeting and proxy statement

are available at http://ir.commscope.com/financial-information/annual-reports

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i  Please detach along perforated line and mail in the envelope provided.  i

∎ 00030033333333000000	050721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 3

AND “FOR” PROPOSALS 1, 4, 5, 6 AND 7.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the nominees in Proposal 3 and FOR Proposals 1, 4, 5, 6 and 7.

The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement furnished in connection therewith, and hereby ratifies all that said proxies may do by virtue hereof.

			FOR	AGAINST	ABSTAIN
	1.	Approval of an amendment to the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors.	☐	☐	☐
	2.	Election of one director by holders of Series A Convertible Preferred Stock (Not applicable)
	3.	Election of four directors:
		a. Mary S. Chan as a Class II director	☐	☐	☐
		b. Stephen C. Gray as a Class II director	☐	☐	☐
		c. L. William Krause as a Class II director	☐	☐	☐
		d. Derrick A. Roman as a Class III director	☐	☐	☐
	4.	Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement.	☐	☐	☐

	5.	Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan.	☐	☐	☐

	6.	Approval of the termination of executive performance options and grant of selective performance-based retention equity awards.	☐	☐	☐

	7.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.	☐	☐	☐
NOTE: To transact any other business that may properly come before the annual meeting or any adjoumment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ∎

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

0 ∎

COMMSCOPE HOLDING COMPANY, INC.

Proxy for Annual Meeting of Stockholders on May 7, 2021

Solicited on Behalf of the Board of Directors

The undersigned, revoking all previous proxies, hereby appoints Alexander W. Pease and Frank B. Wyatt, II, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of CommScope Holding Company, Inc., to be held via live webcast at https://web.lumiagm.com/285972254 on May 7, 2021 at 1:00 p.m., Eastern time, and at any adjournments or postponements thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

(Continued and to be signed on the reverse side)

∎ 1.1	14475 ∎

ANNUAL MEETING OF STOCKHOLDERS OF

COMMSCOPE HOLDING COMPANY, INC.

COMMON STOCK

May 7, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

AT THE MEETING - You may vote your shares by attending the virtual Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The annual report, notice of meeting and proxy statement are available at http://ir.commscope.com/financial-information/annual-reports
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

∎ 00030033333333000000	050721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 3

AND “FOR” PROPOSALS 1, 4, 5, 6 AND 7.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the nominees in Proposal 3 and FOR Proposals 1, 4, 5, 6 and 7.

The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement furnished in connection therewith, and hereby ratifies all that said proxies may do by virtue hereof.

			FOR	AGAINST	ABSTAIN
	1.	Approval of an amendment to the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors.	☐	☐	☐
	2.	Election of one director by holders of Series A Convertible Preferred Stock (Not applicable)
	3.	Election of four directors:
		a. Mary S. Chan as a Class II director	☐	☐	☐
		b. Stephen C. Gray as a Class II director	☐	☐	☐
		c. L. William Krause as a Class II director	☐	☐	☐
		d. Derrick A. Roman as a Class III director	☐	☐	☐
	4.	Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement.	☐	☐	☐
	5.	Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan.	☐	☐	☐

	6.	Approval of the termination of executive performance options and grant of selective performance-based retention equity awards.	☐	☐	☐

	7.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.	☐	☐	☐
NOTE: To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ∎

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

ANNUAL MEETING OF STOCKHOLDERS OF

COMMSCOPE HOLDING COMPANY, INC.

May 7, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

SERIES A CONVERTIBLE PREFERRED STOCK

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The annual report, notice of meeting and proxy statement

are available at http://ir.commscope.com/financial-information/annual-reports

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided.  i

∎ 00030303333333300000 2	050721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSALS 2 AND 3

AND “FOR” PROPOSALS 1, 4, 5, 6 AND 7.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the nominees in Proposals 2 and 3 and FOR Proposals 1, 4, 5, 6 and 7.

The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement furnished in connection therewith, and hereby ratifies all that said proxies may do by virtue hereof.

			FOR	AGAINST	ABSTAIN
	1.	Approval of an amendment to the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors.	☐	☐	☐
	2.	Election of one director by holders of Series A Convertible Preferred Stock:
		a. Patrick R. McCarter	☐	☐	☐
	3.	Election of four directors:
		a. Mary S. Chan as a Class II director	☐	☐	☐
		b. Stephen C. Gray as a Class II director	☐	☐	☐
		c. L. William Krause as a Class II director	☐	☐	☐
		d. Derrick A. Roman as a Class III director	☐	☐	☐
	4.	Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement.	☐	☐	☐

	5.	Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan.	☐	☐	☐

	6.	Approval of the termination of executive performance options and grant of selective performance-based retention equity awards.	☐	☐	☐

	7.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.	☐	☐	☐
NOTE: To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ∎

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎

0 ∎

COMMSCOPE HOLDING COMPANY, INC.

Proxy for Annual Meeting of Stockholders on May 7, 2021

Solicited on Behalf of the Board of Directors

The undersigned, revoking all previous proxies, hereby appoints Alexander W. Pease and Frank B. Wyatt, II, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Series A Convertible Preferred Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of CommScope Holding Company, Inc., to be held via live webcast at https://web.lumiagm.com/285972254 on May 7, 2021 at 1:00 p.m., Eastern time, and at any adjournments or postponements thereof, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

(Continued and to be signed on the reverse side)

∎ 1.1	14475 ∎

ANNUAL MEETING OF STOCKHOLDERS OF

COMMSCOPE HOLDING COMPANY, INC.

SERIES A CONVERTIBLE PREFERRED STOCK

May 7, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

AT THE MEETING - You may vote your shares by attending the virtual Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The annual report, notice of meeting and proxy statement are available at http://ir.commscope.com/financial-information/annual-reports
i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

∎ 00030303333333300000 2	050721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSALS 2 AND 3

AND “FOR” PROPOSALS 1, 4, 5, 6 AND 7.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the nominees in Proposals 2 and 3 and FOR Proposals 1, 4, 5, 6 and 7.

The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement furnished in connection therewith, and hereby ratifies all that said proxies may do by virtue hereof.

			FOR	AGAINST	ABSTAIN
	1.	Approval of an amendment to the Company’s Certificate of Incorporation to eliminate the classified structure of the Company’s Board of Directors.	☐	☐	☐
	2.	Election of one director by holders of Series A Convertible Preferred Stock:
		a. Patrick R. McCarter	☐	☐	☐
	3.	Election of four directors:
		a. Mary S. Chan as a Class II director	☐	☐	☐
		b. Stephen C. Gray as a Class II director	☐	☐	☐
		c. L. William Krause as a Class II director	☐	☐	☐
		d. Derrick A. Roman as a Class III director	☐	☐	☐
	4.	Non-binding, advisory vote to approve the compensation of our named executive officers as described in the proxy statement.	☐	☐	☐

	5.	Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan.	☐	☐	☐

	6.	Approval of the termination of executive performance options and grant of selective performance-based retention equity awards.	☐	☐	☐

	7.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.	☐	☐	☐
NOTE: To transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: ∎

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

∎